LEASE


                         CINEMA  RIDE TIMES SQUARE, INC.
                                     TENANT


                                  "CINEMA RIDE"
                                   TRADE NAME


                                CINEMA RIDE, INC.
                                    GUARANTOR


                                 JERSEY GARDENS


                              Elizabeth, New Jersey

                          A Regional Retail Development

                   c/o Glimcher Properties Limited Partnership
                              20 South Third Street
                              Columbus, Ohio 43215
                                 (614) 621-9000




PROVISIONS ADDED TO THIS LEASE APPEAR ON THE ATTACHED RIDER AND, EXCEPT IN INSTANCES OF ADDITIONAL SENTENCES OR PARAGRAPHS BEING ADDED AT THE END OF A SECTION OR PARAGRAPH, ARE INDICATED IN THE TEXT BY AN UNDERSCORING OF THE LINE NUMBER IN THE RIGHT-HAND MARGIN OF THE LINE BEING CHANGED. ADDITIONAL LANGUAGE IS INSERTED EITHER IN PLACE OF DELETED LANGUAGE OR AFTER AN UNDERSCORED WORD, EXCEPT AS OTHERWISE NOTED ABOVE.


                                TABLE OF CONTENTS


                                                                      PAGE
DATA SHEET. . . . . . . . . . . . . . . . . . . . . . . . . . . .        1

ARTICLE 1. GRANT AND TERM . . . . . . . . . . . . . . . . . . . .        3
  SECTION 1.01. LEASED PREMISES . . . . . . . . . . . . . . . . .        3
  SECTION 1.02. TERM. . . . . . . . . . . . . . . . . . . . . . .        3
  SECTION 1.03. OPENING . . . . . . . . . . . . . . . . . . . . .        4

ARTICLE 2. RENT
  SECTION 2.01. MINIMUM RENT. . . . . . . . . . . . . . . . . . .        4
  SECTION 2.02. PERCENTAGE RENT . . . . . . . . . . . . . . . . .        5
  SECTION 2.03. GROSS SALES . . . . . . . . . . . . . . . . . . .        5
  SECTION 2.04. FAILURE TO DO BUSINESS. . . . . . . . . . . . . .        5
  SECTION 2.05. TAXES . . . . . . . . . . . . . . . . . . . . . .        6
  SECTION 2.06. ADDITIONAL RENT . . . . . . . . . . . . . . . . .        7

ARTICLE 3. BOOKS AND RECORDS
  SECTION 3.01. TENANT'S RECORDS. . . . . . . . . . . . . . . . .        7
  SECTION 3.02. REPORTS BY TENANT . . . . . . . . . . . . . . . .        7

ARTICLE 4. AUDIT
  SECTION 4.01. RIGHT TO EXAMINE BOOKS. . . . . . . . . . . . . .        7
  SECTION 4.02. AUDIT . . . . . . . . . . . . . . . . . . . . . .        7

ARTICLE 5. CONSTRUCTION OF LEASED PREMISES
  SECTION 5.01. CONSTRUCTION OF LEASED PREMISES . . . . . . . . .        8
  SECTION 5.02. DELIVERY OF POSSESSION. . . . . . . . . . . . . .        8
  SECTION 5.03. CHANGES AND ADDITIONS . . . . . . . . . . . . . .        8

ARTICLE 6. TENANT'S WORK
  SECTION 6.01. TENANT'S WORK . . . . . . . . . . . . . . . . . .        3
  SECTION 6.02. TIME OF THE ESSENCE . . . . . . . . . . . . . . .        9

ARTICLE 7. CONDUCT OF BUSINESS BY TENANT
  SECTION 7.01. USE OF LEASED PREMISES. . . . . . . . . . . . . .        9
  SECTION 7.02. OPERATION OF BUSINESS . . . . . . . . . . . . . .        9
  SECTION 7.03. CARE OF LEASED PREMISES . . . . . . . . . . . . .       10
  SECTION 7.04. RADIUS .. . . . . . . . . . . . . . . . . . . . .       11
  SECTION 7.05. STORAGE, OFFICE SPACE . . . . . . . . . . . . . .       11

ARTICLE 8. COMMON AREAS
  SECTION 8.01. OPERATION OF COMMON AREAS . . . . . . . . . . . .       11
  SECTION 8.02. TENANTS PRO RATA SHARE OF EXPENSES .. . . . . . .       11
  SECTION 8.03. COMMON AREAS. . . . . . . . . . . . . . . . . . .       12

ARTICLE 9. ALTERATIONS AND SIGNS
  SECTION 9.01. INSTALLATION BY TENANT. . . . . . . . . . . . . .       12
  SECTION 9.02. REMOVAL BY TENANT . . . . . . . . . . . . . . . .       12
  SECTION 9.03. REFURBISHMENT . . . . . . . . . . . . . . . . . .       12
  SECTION 9.04. SIGNS . . . . . . . . . . . . . . . . . . . . . .       13

ARTICLE 10. MAINTENANCE OF LEASED PREMISES
  SECTION 10.01. LANDLORD'S OBLIGATIONS FOR MAINTENANCE.. . . . .       13
  SECTION 10.02. TENANT'S OBLIGATIONS FOR MAINTENANCE . . . . . .       13

ARTICLE 11. INSURANCE AND INDEMNITY
  SECTION 11.01. TENANT'S INSURANCE . . . . . . . . . . . . . . .       14
  SECTION 11.02. LANDLORD'S INSURANCE . . . . . . . . . . . . . .       15
  SECTION 11.03. INDEMNITY .. . . . . . . . . . . . . . . . . . .       15

ARTICLE 12. UTILITIES
  SECTION 12.01. UTILITIES. . . . . . . . . . . . . . . . . . . .       16
  SECTION 12.02. ENERGY SHORTAGES . . . . . . . . . . . . . . . .       16
  SECTION 12.03. SPRINKLER CHARGE . . . . . . . . . . . . . . . .       16
  SECTION 12.04. INTERRUPTION OF SERVICE. . . . . . . . . . . . .       16

ARTICLE 13. ESTOPPEL STATEMENT, ATTORNMENT AND SUBORDINATION
  SECTION 13.01. ESTOPPEL STATEMENT . . . . . . . . . . . . . . .       16
  SECTION 13.02. ATTORNMENT . . . . . . . . . . . . . . . . . . .       16
  SECTION 13.03. SUBORDINATION. . . . . . . . . . . . . . . . . .       17
  SECTION 13.04. REMEDIES . . . . . . . . . . . . . . . . . . . .       17

ARTICLE 14. ASSIGNMENT AND SUBLETTING
  SECTION 14.01. PROHIBITION. . . . . . . . . . . . . . . . . . .       17

ARTICLE 15. WASTE
  SECTION 15.01. WASTE OR NUISANCE. . . . . . . . . . . . . . . .       18

ARTICLE 16. TRADE NAME, PROMOTIONAL CHARGE
  SECTION 16.01.  TRADE NAME. . . . . . . . . . . . . . . . . . .       18
  SECTION 16.02.  SOLICITATION OF BUSINESS. . . . . . . . . . . .       18
  SECTION 16.03.  PROMOTIONAL CHARGE. . . . . . . . . . . . . . .       18

ARTICLE 17.  DESTRUCTION OF LEASED PREMISES
  SECTION  17.01.  RECONSTRUCTION . . . . . . . . . . . . . . . .       19
  SECTION  17.02.  WAIVER OF SUBROGATION. . . . . . . . . . . . .       19

ARTICLE 18.  EMINENT DOMAIN
  SECTION 18.01.  TOTAL CONDEMNATION OF LEASED PREMISES . . . . .       19
  SECTION 18.02.  PARTIAL CONDEMNATION. . . . . . . . . . . . . .       19
  SECTION 18.03.  LANDLORD'S AND TENANT'S DAMAGES . . . . . . . .       20
  SECTION 18.04.  GOVERNMENTAL REGULATION . . . . . . . . . . . .       20

ARTICLE 19. DEFAULT OF TENANT
  SECTION 19.01.  RIGHT TO REENTER. . . . . . . . . . . . . . . .       20
  SECTION 19.02.  RIGHT TO RELET. . . . . . . . . . . . . . . . .       21

                                (i)

  SECTION 19.03. LEGAL EXPENSES.. . . . . . . . . . . . . . . . .  .    21
  SECTION 19.04. WAIVER OF  COUNTERCLAIMS AND TRIAL BY JURY.. . .  .    21
  SECTION 19.05. WAIVER OF RIGHT OF REDEMPTION. . . . . . . . . .  .    21

ARTICLE 20. BANKRUPTCY OR INSOLVENCY
  SECTION 20.01. TENANT'S  INTEREST NOT TRANSFERABLE. . . . . . .       22
  SECTION 20.02. LANDLORD'S OPTION TO TERMINATE . . . . . . . . .  .    22
  SECTION 20.03. TENANT'S OBLIGATION TO AVOID CREDITORS'
                 PROCEEDINGS. . . . . . . . . . . . . . . . . . .  .    22
  SECTION 20.04. APPLICATION OF BANKRUPTCY PROCEEDS . . . . . . .       22
  SECTION 20.05. BANKRUPTCY . . . . . . . . . . . . . . . . . . .       22

ARTICLE 21. ACCESS BY LANDLORD
  SECTION 21.01. RIGHT OF ENTRY . . . . . . . . . . . . . . . . .       22
  SECTION 21.02. EXCAVATION . . . . . . . . . . . . . . . . . . .       23

ARTICLE 22. TENANT'S PROPERTY
  SECTION 22.01. TAXES ON TENANT'S PROPERTY . . . . . . . . . . .       23
  SECTION 22.02. LOSS AND DAMAGE. . . . . . . . . . . . . . . . .       23
  SECTION 22.03. NOTICE BY TENANT . . . . . . . . . . . . . . . .       23

ARTICLE 23. HOLDING OVER
  SECTION 23.01. HOLDING OVER . . . . . . . . . . . . . . . . . .       23
  SECTION 23.02. SUCCESSORS.. . . . . . . . . . . . . . . . . . .       23

ARTICLE 24. RULES AND REGULATIONS
  SECTION 24.01. RULES AND REGULATIONS. . . . . . . . . . . . . .       23

ARTICLE 25. QUIET ENJOYMENT
  SECTION 25.01. LANDLORD'S COVENANT. . . . . . . . . . . . . . .       24

ARTICLE 26. SECURITY PROVISION
  SECTION 26.01. SECURITY . . . . . . . . . . . . . . . . . . . .       24

ARTICLE 27. REGULATED SUBSTANCES
  SECTION 27.01. DEFINITION OF REGULATED SUBSTANCE .. . . . . . .       24
  SECTION 27.02. TENANT'S RESTRICTIONS. . . . . . . . . . . . . .       24
  SECTION 27-03. TENANT'S INDEMNITY . . . . . . . . . . . . . . .       25
  SECTION 27.04. TENANT'S INDEMNITY . . . . . . . . . . . . . . .       25

ARTICLE 28. MORTGAGEE NOTICE AND CURE . . . . . . . . . . . . . .       25

ARTICLE 29. SPECIAL REAL ESTATE INVESTMENT TRUST PROVISIONS
  SECTION 29.01. ASSIGNMENT AND SUBLETTING. . . . . . . . . . . .  .    26
  SECTION 29.02. REAL ESTATE INVESTMENT TRUST TAX PROVISIONS. . .  .    26

ARTICLE 30. MISCELLANEOUS
  SECTION 30.01. WAIVER.. . . . . . . . . . . . . . . . . . . . .       26
  SECTION 30.02. ENTIRE AGREEMENT . . . . . . . . . . . . . . . .       26
  SECTION 30.03. RULES Of CONSTRUCTION. . . . . . . . . . . . . .       26
  SECTION 30.04. DELAYS . . . . . . . . . . . . . . . . . . . . .       27
  SECTION 30.05. NOTICES. . . . . . . . . . . . . . . . . . . . .       27
  SECTION 30.06. CAPTIONS AND SECTION NUMBERS . . . . . . . . . .       27
  SECTION 30.07. BROKER'S COMMISSION . . . . . . . . . . . . . .        27
  SECTION 30.08. RECORDING . . . . . . . . . . . . . . . . . . .        27
  SECTION 30.09. FURNISHING OF FINANCIAL STATEMENT . . . . . . .        27
  SECTION 30.10. LANDLORD'S USE OF COMMON AREAS. . . . . . . . .        27
  SECTION 30.11. TRANSFER  OF LANDLORD'S INTEREST . . . . . . . .       27
  SECTION 30.12. FLOOR AREA. . . . . . . . . . . . . . . . . . .        27
  SECTION 30.13. LIABILITY OF LANDLORD . . . . . . . . . . . . .        28
  SECTION 30.14. ACCORD AND SATISFACTION . . . . . . . . . . . .        28
  SECTION 30.15. EXECUTION OF LEASE . . . . . . . . . . . . . . .       28
  SECTION 30.16. LAWS OF THE STATE. . . . . . . . . . . . . . . .       28
  SECTION 30.17. CONFIDENTIALITY. . . . . . . . . . . . . . . . .       28
  SECTION 30.18. INTEREST . . . . . . . . . . . . . . . . . . . .       28
  SECTION 30.19. CONSUMER PRICE INDEX. . . . . . . . . . . . . .        28
  SECTION 30.20. SURVIVAL . . . . . . . . . . . . . . . . . . . .       28

EXHIBIT  'A'  SITE PLAN
EXHIBIT  'B'  LEGAL DESCRIPTION
EXHIBIT  'C'  CONSTRUCTION
EXHIBIT  'D'  SIGN CRITERIA
EXHIBIT  'E'  COSTS AND EXPENSES
EXHIBIT  'F'  RULES AND REGULATIONS
EXHIBIT  'G'  CERTIFICATION
EXHIBIT(s)     (other exhibits, if any)

ADDENDUM (If any)
RIDER            (If  any)
GUARANTY

                                (ii)

                                 JERSEY GARDENS

                              Elizabeth, New Jersey

     THIS LEASE, made as of this _ day of________, 19__ by and between Elizabeth MetroMall LLC, a Delaware limited liability company, the address of which is 20 South Third Street, Columbus, Ohio 43215 (herein "Landlord"), and Cinema Ride
Times Square, Inc., a New York corporation, the address of which is 12001 Ventura Plaza, Suite 340, Studio City (herein "Tenant"). All of the provisions of the Lease, including the Data Sheet, the standard provisions commencing with
Article 1 and continuing through Article 30 of the Lease (herein sometimes referred to as the "Form Lease"), the Addendum, if any, all exhibits, and Rider(s), if any, are incorporated in full in this preamble as if fully set forth at this point.

                                   DATA SHEET

          This Data Sheet is an integral part of the Lease. The following references furnish data to be incorporated in the specified Sections of the Lease and shall be construed to incorporate all of the terms of the entire Section as stated in the said Lease:

1. Section 1.01. Leased Premises: Store number 1111 and 1112, consisting of approximately two thousand nine hundred forty (2,940) square feet of floor area on the lower level of the Shopping Center.

2. Section 1.02. Term: The Commencement Date of the term of this Lease, and Tenant's obligation to open and operate for business, pay Minimum Rent and other charges shall be the earlier to occur of the following:

(a) sixty (60) days (the "Fixturing Period") after the latest of the following (but in no event prior to the grand opening in October 1999):
(i) the date Landlord notifies Tenant in writing that Landlord's Work is substantially completed (as provided in Section 5.02) and the delivery of possession of the leased premises to Tenant; (ii) Landlord's approval of Store Working Drawings and Specifications (if, and only if Tenant has
complied  with   all  of  the  requirements   and  time  requirements  contained
in  Exhibit  Q;  (iii)  Landlord's  delivery  of  a  fully  executed   copy   of
this Lease to Tenant; and (iv) Tenant obtaining a building permit, provided, that Tenant shall have applied for the same within fifteen (15) days after receiving Landlord's approval of Tenant's Store Working Drawings and Specifications and further provided that Tenant shall have diligently pursued issuance of same, complying in all respects with all requirements of the issuing authorities. In the event Tenant shall not have
received   such   permit   within   one  (1)  year  after   the  date   of  this
Lease or by the delivery of possession date, whichever is later, either party shall have the right until Tenant commences construction in the leased premises to terminate this Lease on prior written notice to the other party. Tenant's right to terminate shall be conditioned on Tenant having complied with the requirements of this paragraph; or

(b) The date upon which Tenant opens its store in said Premises for business to the general public.


3. Section 1.02. Term: The length of the original term of this Lease shall be: Five (5) lease years.

     The  length  of  the option period, if any, shall be: Five (5) lease years,
the  term of which, if validly     exercised, shall commence upon the expiration
of  the  original  term  of  the  Lease.

4.     Section  2.01.  Minimum  Rent:

     The annual Minimum Rent during the original term of this Lease shall be as follows:

     (i) From the Commencement Date of this Lease and continuing through the third (3rd) lease year of the term hereof, the sum of One Hundred Two Thousand Nine Hundred and 00/100ths Dollars ($102,900.00) annually, which sum shall be payable by Tenant in equal consecutive monthly installments of Eight Thousand Five Hundred Seventy-Five and 00/100ths Dollars ($8,575.00) each;

     (ii) Beginning with the fourth (4th) lease year of the term hereof and continuing through the balance of the original lease term, the sum of One Hundred Eight Thousand Seven Hundred Eighty and 00/100ths Dollars ($108,780.00) annually, which sum shall be payable by Tenant in equal consecutive monthly installments of Nine Thousand Sixty-Five and 00/100ths Dollars ($9,065.00) each.

Each of the monthly installments of Minimum Rent called for hereunder shall be payable by Tenant, on or before the first day of each month, in advance, at the office of the Landlord or such other place as the Landlord may designate, without any prior demand therefor and without any deductions or setoff whatsoever.

     In the event that Tenant exercises the option described in Section 1.02 to extend the term of this Lease, the annual Minimum Rent during such extended term hereof shall be as follows:

     (i) Beginning with the sixth (6th) lease year of the term of this Lease and continuing through the seventh (7th) lease year of the term hereof, the sum of One Hundred Fourteen Thousand Six Hundred Sixty and 00/100ths Dollars ($114,660.00) annually, which sum shall be payable by Tenant in equal consecutive monthly installments of Nine Thousand Five Hundred Fifty and 00/100ths Dollars ($9,550.00) each;

     (ii) Beginning with the eighth (8th) lease year of the term hereof and continuing through the balance of the lease term, the sum of One Hundred Twenty Thousand Five Hundred Forty and 00/100ths Dollars ($120,540.00) annually, which sum shall be payable by Tenant in equal consecutive monthly installments of Ten Thousand Forty-Five and 00/100ths Dollars ($10,045.00) each.

Each of the monthly installments of Minimum Rent called for hereunder shall be payable by Tenant, on or before the first day of each month, in advance, at the office of the Landlord or such other place as the Landlord may designate, without any prior demand therefor and without any deductions or setoff whatsoever.

5.     Section  2.02.  Percentage  Rent:

     In addition to the payment of annual Minimum Rent, as hereinbefore provided, Tenant shall pay to Landlord during each lease year of the term hereof as annual Percentage Rent the following:

     (i) From the Commencement Date of this Lease and continuing through the third (3rd) lease year of the term hereof, a sum equal to ten percent (10%) (the 'percentage factor') of all 'Gross Sales' resulting from business conducted in, on or from the leased premises during each lease year in excess of One Million Twenty Eight Thousand Nine Hundred Ninety-Nine and 98/100ths Dollars ($1,028,999.98) ('Minimum Gross Sales');

     (ii) Beginning with the fourth (4th) lease year of the term hereof and continuing through balance of the original lease term, a sum equal to ten percent (10%) (the 'percentage factor') of all 'Gross Sales' resulting from business conducted in, on or from the leased premises during each lease year in excess of One Million Eighty-Seven Thousand Seven Hundred Ninety-Nine and 98/100ths Dollars ($1,087,799.98) ('Minimum Gross Sales').

The annual Percentage Rent shall be payable at the times and in the manner hereinafter set forth, at the office of the Landlord, or such other place as the Landlord may designate, without any prior demand therefor and without any deductions or setoff whatsoever.

     In addition to the payment of the annual Minimum Rent, as hereinbefore provided, in the event Tenant exercises the option described in Section 1.02 to extend the term of this Lease, Tenant shall pay to Landlord during each lease year of the extended term hereof as annual Percentage Rent the following:

     (i) Beginning with the sixth (6th) lease year of the term hereof and continuing through the seventh (7th) lease year of the term hereof, a sum equal to ten percent (10%) (the 'percentage factor') of all Gross Sales resulting from business conducted in, on or from the leased premises during each lease year in excess of One Million One Hundred Forty-Six Thousand Five Hundred Ninety-Nine and 98/100ths Dollars ($1,146,599.98) ('Minimum Gross Sales');

     (ii) Beginning with the eighth (8th) lease year of the term hereof and continuing through the balance of the lease term, a sum equal to ten percent (10%) (the 'percentage factor') of all Gross Sales resulting from business conducted in, on or from the leased premises during each lease year in excess of One Million Two Hundred Five Thousand Three Hundred Ninety-Nine and 98/100ths Dollars ($1,205,399.98) ('Minimum Gross Sales').

     The annual Percentage Rent shall be payable at the times and in the manner hereinafter set forth, at the office of the landlord, or such other place as the Landlord may designate, without any prior demand therefore and without any deductions or setoff whatsoever.


6.     Section  7.01.  Permitted  Use:

For  the  following  use  and  purpose  and  for  no  other  use  or  purpose:

     For the operation of a motion simulator ride and the sale of directly related items.

7.     Section  12.03  Sprinkler  Charge:  Nine  Hundred  Seventy  and 00/100ths
Dollars  ($970.00)  annually,     payable  in  equal  consecutive  monthly
installments  of  Eighty  and  83/100ths  Dollars  ($80.83)  each.

The annual sprinkler charge is calculated on the basis of fifty cents ($0.50) per square foot of floor area of the leased premises per annum, but in no event less than Five Hundred Dollars ($500.00) per annum.

8.     Section  16.01  Trade  Name:  Tenant's  Trade  Name  is:  "Cinema  Ride"

9.     Section  16.03  Promotional  Charge.

Original annual promotional charge: Seven Thousand Seven Hundred Sixty and 00/100ths Dollars ($7,760.00), payable in equal consecutive monthly installments of Six Hundred Forty-Six and 67/100ths Dollars ($646.67), subject to increases.

The annual promotional charge is calculated on the basis of Four and 00/100ths Dollars ($4.00) per square foot of floor area of the leased premises per annum, but in no event less than Six Thousand and 00/100ths Dollars ($6,000.00) per annum, and is subject to increases.

Initial promotional charge: One time payment of: Four Thousand Eight Hundred Fifty and 00/100ths Dollars ($4,850.00).

The initial promotional charge is a one-time charge calculated on the basis of Two and 50/100ths Dollars ($2.50) per square foot of floor area of the leased premises, but in no event less than Three Thousand and 00/100ths Dollars ($3,000.00).

10.     Section  26.01  Security  Deposit:  N/A


11.  Guarantor:     Cinema  Ride,  Inc.
     12001  Ventura  Place,
     Suite  340
     Studio  City,  CA  91604



                                       2A

                            ARTICLE 1. GRANT AND TERM

     SECTION 1.01. LEASED PREMISES. (a) The regional development is located in the City of Elizabeth, New Jersey and is commonly known as "Jersey Gardens" or by such other name as Landlord may from time to time designate. Landlord, in consideration of the rent to be paid and the covenants to be performed by Tenant, does hereby demise and lease unto Tenant, and Tenant hereby rents from Landlord for the term herein set forth, those certain premises (herein referred to as the "leased premises") which are described as set forth in the Data Sheet. As used in this Lease, the Addendum and/or Rider, if any, the following terms shall have the following meanings: (i) the term "regional development" shall refer to the Shopping Center and the sites of the Major Tenants; (ii) the term "Major Tenant" shall refer to any occupant of premises containing 15,000 square feet of floor area, or more; and (iii) the term "Shopping Center" shall refer to the regional development excluding the areas occupied by Major Tenants, except as otherwise specifically stated herein. The general layout of the regional development is shown on page 1 of the attached Exhibit "A". Landlord does not warrant or represent that the regional development will be, or has been, constructed exactly as shown thereon. The approximate location of the leased premises is designated on page 2 of Exhibit "A". The legal description of the regional development is more particularly described on the attached Exhibit "B". In the event Landlord elects to enlarge or reduce the Shopping Center, any additional or reduced area may be included or excluded by Landlord in the definition of the Shopping Center for purposes of this Lease. This Lease of the leased premises is subject to all applicable budding restrictions, planning and zoning ordinances, governmental rules and regulations, municipal liens and all other encumbrances, covenants, restrictions and easements affecting the regional development and the terms and provisions of certain declarations, underlying leases, reciprocal easement and operating agreements now or hereafter entered into by Landlord.

     (b) The exterior walls, roof and the area beneath the leased premises are not demised hereunder and the use thereof together with the right to install, maintain, use, repair, and replace pipes, ducts, conduits, wires, lines, flues, drains, access panels, sprinkler mains and valves, refrigerant linins, tunnels, sewers and structural elements leading through the leased premises in locations which will not materially interfere with the Tenant's use thereof and serving other parts of the regional development are hereby reserved unto Landlord. Landlord reserves an easement above Tenant's finished ceiling or light line to the roof, or to the bottom of the floor dock above the leased premises, for general access purposes and in connection with the exercise of Landlord's other rights under this Lease.

     (c) In the event that there shall be vacant premises on either side of the leased premises then Landlord shall have the right at any time prior to the due of delivery of the leased premises, by written notice to Tenant, to relocate the leased premises in either direction (from side to side from the outside boundary of the leased premises) by not more than ____________, and, upon any such relocation, the size and description of the leased premises shall be appropriately modified by an amendment to this Lease, which amendment shall also reflect any resulting proportional adjustment in the rent based upon the change in the size of the leased premises. Landlord further reserves the right at any
                            --------
time during the term hereof to change the location of the leased premises in the
                     -----
Shopping  Center  upon  ninety  (90)  days'  prior notice in writing to Tenants.
                                                                        --------
During  the  ninety  (90)  day  period  Landlord  shall  offer  to  Tenant  such alternative location of approximately the sum square footage as may then be available in the Shopping Center. In the event the parties agree on a specific location, then this Lease shall be amended by substituting the new location for the then present location and the square footage, Minimum Rent and Minimum Gross Sales, shall be proportionately adjusted based upon the change in the size of the leased premises. Landlord shall, at Landlord's cost and expense, complete the leasehold improvements to the leased premises in accordance with the working drawings originally approved by Landlord with respect to the Tenant's Work in the original leased premises and Tenant shall, within Fifteen (15) days after delivery of the new premises to Tenant, open for business in the new leased premises. In the event Landlord and Tenant are unable to agree on an alternative
    ----
location, this Lease shall terminate at the end of the said ninety (90) day period. In the event of such termination, Landlord shall pay to Tenant within thirty (30) days following the date that Tenant shall have vacated the then present leased premises, a sum equal to the then unamortized cost of Tenant's leasehold improvements to its original leased premises, such amortization to be on a straight line basis over the original stated term of the Lease, provided Tenant shall furnish to Landlord such backup information as Landlord may reasonably require. Tenant shall deliver possession of the then present leased premises to Landlord on or before the termination and/or relocation date in the condition required pursuant to this Least and subject to all charges which are due and owing or which shall accrue up to such date (which charges shall be paid to Landlord within thirty (30) days of such date) and Tenant shall be released from any and all further obligations pursuant to this Lease accruing after such date with respect to the vacated leased premises; however, in the event of relocation, Tenant shall remain liable for all obligations accruing under this Lease after the date of such relocation.
                                                  SEE ATTACHED RIDER FOR INSERTS

     (d) Tenant hereby acknowledges that Landlord occupies the regional development by virtue of a ground lease (herein referred to as "Master Lease" or generically as an underlying lease) by and between N.J. Metromall Urban Renewal, Inc., as Lessor, and Elizabeth MetroMall LLC, as Lessee, as the same may be amended from time to time. This Lease is subject and subordinate to said Master Lease.
------

                                                  SEE ATTACHED RIDER FOR INSERTS

     SECTION 1.02. TERM. The term of this Lease shall be for a period commencing upon the earlier of the following dates (i) on the expiration of the fixturing period or other specified date described in the Data Sheet therein 'Fixturing Period", or (ii) the date on which Tenant shall open the leased premises, or any part thereof for business to the general public, whichever shall be the first to occur (said date herein referred to as the "Commencement Date') but not prior to the grand opening of the Shopping Center unless specifically approved in writing by Landlord, and shall expire on the final day of the last lease year of the term or other specified date as set forth in the Data Sheet (herein "Expiration Date"), unless sooner terminated as herein provided. The term "lease year" as used in this Lease shall be defined to mean a fiscal period of twelve (12) consecutive calendar months commencing on February 1 of each year except that the first lease year shall begin on the Commencement Date and shall end on the January 31 next and the last lease year shall end on the Expiration Date or sooner termination of this Lease. Following the Commencement Date, Tenant agrees, within ten (10) days of the written request of Landlord, to execute and deliver to Landlord, without charge, a written declaration, in form satisfactory to Landlord: (1) ratifying this Lease; (2) confirming the Commencement Date and Expiration Date of the term of this Lease; (3) certifying that Tenant is in occupancy of the leased premises, the date Tenant commenced operating Tenant's business therein, and that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended, except by such writings as shall be stated; (4) that all conditions under this Lease to be performed by Landlord have been satisfied, except such as shall be stated; (5) that there are no defenses or offsets against the enforcement of this Lease by Landlord, or stating those claimed by Tenant; (6) reciting the amount of advance rent, if any. paid by Tenant and the date to which such I rent has been paid: and (7) reciting the amount of security deposited with Landlord, if any.
                                                  SEE ATTACHED RIDER FOR INSERTS

     SECTION 1.03. OPENING. Tenant covenants and agrees to complete its work within the leased premises in accordance with the provisions of this Lease, and to open its store for business to the public no later than the date established for commencement of the term of this Lease pursuant to Section 1.02 hereof. Notwithstanding the foregoing, Tenant agrees to cooperate to effect a grand opening of the Shopping Center and, if so requested in writing by Landlord, agrees to delay the opening of Tenant's business in the leased premises (and the Commencement Date would be concurrently delayed) from the date Tenant otherwise would have been required to open for business under the provisions of this Lease. Landlord hereby notifies Tenant that the anticipated date of grand opening of the Shopping Center is October, 1999 and Tenant shall be obligated to open the leased premises for business on such date or such other date as Landlord may establish from time to time. Landlord shall not be responsible or liable to Tenant or those claiming by, through or under Tenant for loss or damages caused by, or resulting from, a delayed or adjourned grand opening of the Shopping Center.

                                 ARTICLE 2. RENT

     SECTION 2.01. MINIMUM RENT. (a) For the entire term of this Lease, Tenant shall pay fixed minimum annual rent (herein "Minimum Rent") for the leased premises in the amount set forth in the Data Sheet. subject to adjustments and further increases pursuant to this Section 2.01 and other provisions of this Lease, which sum shall be payable by Tenant in equal consecutive monthly installments on or before the first day of each month, in advance, at the office of the Landlord, or such other place as the Landlord may designate, without any prior demand therefor and without any deduction or setoff whatsoever. The first monthly installment of Minimum Rent shall be paid in advance upon the date of Tenant's execution of this Lease. Should the term of this Lease commence on a day other than the first day of a calendar month, then the second monthly installment of Minimum Rent shall be prorated accordingly at a daily rate on the basis of a thirty (30) day month. Should any lease year contain less than twelve
(12)  calendar  months,  said  annual  rental  shall  be  prorated.

     (b) The Minimum Rent set forth in the Data Sheet is based upon a per square foot per annum Minimum Rent multiplied by the approximate square footage of the leased premises as set forth in the Data Sheet. Following completion of Landlord's Work, Landlord's architect shall certify the actual square footage of floor area in the leased premises and such certification shall be binding on the parties hereto. Such determined square footage shall be used in all calculations based on square footage in this Lease, and the annual Minimum Rent and monthly installment(s) set forth in the Data Sheet shall be accordingly adjusted (upwards or downwards). Tenant shall, within ten (10) days of request, execute and deliver to Landlord an appropriate document reflecting the actual square footage of the leased premises, Minimum Rent and monthly installment(s) as determined hereunder.

     SECTION 2.02. PERCENTAGE RENT. (a) In addition to the payment of Minimum Rent, Tenant shall pay to Landlord during and for each lease year of the term hereof, annual percentage rent (herein "Percentage Rent") in an amount equal to the percentage factor (which is set forth in the Data Sheet) multiplied by all Gross Sales (as said term is defined in Section 2.03) resulting from business conducted in, on or from the leased premises during such lease year in excess of the Minimum Gross Sales (which is set forth in the Data Sheet). The
Percentage Rent shall be payable at the times and in the manner herein set forth, at the office of the Landlord, or such other place as the Landlord may designate, without any prior demand therefor and without any deductions or setoffs whatsoever.

     (b) Within ________ days following the close of the month in which Gross Sales for the lease year to date exceed Minimum Gross Sales, Tenant shall pay to Landlord Percentage Rent computed on such excess. Within _______ days following the close of each month thereafter during such lease year, Tenant shall pay to Landlord Percentage Rent computed on all Gross Sales for each such month. Within ___________ days after the close of each lease year, Tenant shall furnish to Landlord a statement certified by an officer of Tenant setting forth the amount of Gross Sales during such lease year and showing the amount of Percentage Rent required to be paid by Tenant for such lease year, if any. The full amount of the Percentage Rent due for the entire lease year shall be paid to Landlord no later than _________ days after the end of each lease year. Any excess Percentage Rent paid by Tenant shall be credited against Tenant's next due Percentage Rent payment, except for the final lease year of the term for which any excess shall be refunded to Tenant.

                                                  SEE ATTACHED RIDER FOR INSERTS

     (c) In the event that any lease year during the term hereof is less than exactly twelve (12) full months or if Tenant shall fail to operate its business in the leased premises in the manner and during the hours as required pursuant to this Lease then, for the purpose of computing the Percentage Rent for any such short lease year, or such lease year affected by Tenant's failure to operate as required by this Lease, the Minimum Gross Sales for such lease year shall be reduced by multiplying the Minimum Gross Sales applicable to such lease year by a fraction, the numerator of which shall be the actual number of days in such short lease year or the actual number of days in such lease year during which Tenant failed to operate as required by the Lease, and the denominator of which shall be "360".

     SECTION 2.03. GROSS SALES. The term "Gross Sales" as used herein shall be construed to include the entire amount of the actual sales price, whether for cash, credit or otherwise, of all sales of merchandise or services and all other receipts whatsoever of all business conducted in or from the leased premises, including mail, telephone. telegraph. closed-circuit television, dial-a-buy, and/or other devices, automated or otherwise, whereby orders are received or filled at the leased premises, and including all deposits not refunded to purchasers, orders taken, although said orders may be filled elsewhere, and including sales by any sublessee, concessionaire, licensee or otherwise in or from the leased premises. A "sale" shall be deemed to have been consummated for purposes of this Lease. and the entire amount of the sales price shall be included in Gross Sales, at such time as (i) the transaction is initially reflected in the books or records of Tenant, or any sublessee, assignee or concessionaire of Tenant, or (ii) Tenant or such other entity receives all or any portion of the sales price, or (iii) the applicable goods or services are delivered to the customer, whichever first occurs, irrespective of whether payment is made in installments, the sale is for cash or credit or otherwise, or all or any portion of the sales price has actually been paid at the time of inclusion in Gross Sales at any other time. No deduction shall be allowed for uncollected or uncollectible credit accounts. Said term shall not include, however, any sums collected by Tenant and paid out by Tenant for any sales or excise tax imposed by constituted governmental authority and which are separately stated and in addition to the purchase price nor include the exchange of merchandise between the stores of Tenant, if any, where such exchange of goods or merchandise is made solely for the convenient operation of the business of Tenant and not for the purpose of consummating a sale which has theretofore been made in or from the leased premises and/or for the purpose depriving Landlord of the benefit of a sale which otherwise would be made in or from the leased premises. nor the term include the amount of returns to shippers or manufacturers, nor proceeds from the sale of trade fixtures. There shall be deductible from Gross Sales the amount of any cash or credit refund made upon any sale in or from Leased premises where the merchandise sold is thereafter returned by the purchaser and accepted by Tenant.

     SECTION 2.04. FAILURE TO DO BUSINESS. The parties covenant and agree that because of the difficulty or impossibility of determining Landlord's damages by way of loss of the anticipated Percentage Rent from Tenant or other tenants or occupants in or adjoining the Shopping Center, or by way of loss of value in the property because of diminished salability or mortgagability or adverse publicity or appearance by Tenant's actions, should Tenant (a) subject to Sections 1.02 and 5.02 hereof, fail to take possession and open for business in the leased premises fully fixtured, stocked and staffed on the Commencement Date, or (b) vacate, abandon, or desert the leased premises or (c) cease operating Tenant's business therein (except where the leased premises are rendered untenantable by reason of fire, casualty, or condemnation), or (d) fail or refuse to maintain business hours and days or any part thereof, as required by this Lease. then and in any such event (hereinafter referred to as "failure to do business"), Landlord shall have the right, at its option. in addition to
                                            ------
all remedies otherwise available to Landlord. (i) to collect not only the annual

Minimum Rent and other rents and charges herein reserved. but also additional rent equal to one-half, (1/2), of the annual Minimum Rent reserved for the period of the Tenant's failure to do business, computed at a daily rate for each and every day during such period. and such additional rent shall be deemed to be liquidated damages payable by Tenant to Landlord in lieu of any Percentage Rent that might have been earned by Landlord during such period and Landlord shall not be required to prove actual damages, and/or (ii) to treat such failure to do business as an event of default within the meaning of Article 19 hereof. Said
                                                                    -------
liquidated damages shall be payable monthly, concurrently with monthly installments of Minimum Rent. As used herein, the terms "vacate", "abandon" or "desert" shall not be defeated because Tenant may have left all or any part of its trade fixtures or other personal property in the leased premises. Nothing herein shall be construed as a limitation upon Tenant's obligation to continuously conduct business in the manner required by this Lease or upon Landlord's remedies under any other provision of this Lease.

                                                  SEE ATTACHED RIDER FOR INSERTS

     SECTION 2.05. TAXES. (a) Tenant shall pay to Landlord its proportionate share of all taxes, rates and assessments which may be levied or assessed by any lawful authority during each calendar year falling in whole or in part during the term of this Lease against the land, buildings and improvements comprising the regional development and any other taxes Landlord becomes obligated to pay with respect to the regional development (whether or not such taxes are assessed against real or personal property) including all taxes, charges, rates and assessments, general and special, imposed in connection with any special taxing district ("Taxes"). For purposes of determining Taxes the term regional development shall be deemed to include any land upon which off-site parking facilities, berms, landscaping, lighting and/or off-site sewer and utility systems (including drainage and flood control and retention ponds) serving the regional development are located. with all improvements situated thereon, provided however that once any such area or portion thereof, is sold or leased by Landlord, then such area, or portion thereof, would no longer be so included. If any Taxes or assessed valuation(s) are contested by Landlord, then Tenant's proportionate share of Taxes shall also include Tenant's proportionate share of the cost and expense, including reasonable attorneys' fees, of contesting such Taxes or assessed valuation(s). The term "Taxes" shall also include all payments in lieu of taxes that are payable by Landlord pursuant to agreements reached or arrangements made with governmental agencies and/or entities having the authority to levy, assess and/or impose taxes or charges, including, without limitation, amounts payable arising out of a bond offering to pay for infrastructure relating to, or required by, the development and operation of the regional development. The term "Taxes" shall include all payments in lieu of taxes and all amounts payable concerning that certain Landfill Reclamation Improvement District assessment arising out of a bond offering to pay for certain infrastructure relating to or required by the development and operation of the regional development. Should the State or any political subdivision thereof or any governmental authority having jurisdiction (i) levy, assess or impose a tax, excise and/or assessment of any kind or nature upon, against or with respect to the rents payable by tenants in the regional development to Landlord or on the gross receipts of Landlord derived from the regional development or with respect to the ownership of the Landlord, or the individual or entities which form the Landlord herein, of the land and buildings comprising the regional development, either by way of substitution for all or any part of the taxes and assessments levied or assessed against such land and such buildings, or in addition thereto, and/or (ii) impose a tax or surcharge of any kind or nature, upon. against or with respect to the parking areas or the number of parking spaces in the regional development, then in either or both of such events, such tax assessment and/or surcharge shall be deemed to be included within the term "Taxes" as used in this Section and Tenant shall be obligated to pay its proportionate share thereof as provided herein.

     (b) Tenant's proportionate share of Taxes shall be equal to the product obtained by multiplying such Taxes by a fraction, the numerator of which shall be the square footage of floor area in the leased premises and the denominator of which shall be the square footage of constructed gross leased and occupied floor area in the Shopping Center. Prior to the proration and determination of Tenant's proportionate share of the foregoing Taxes, there shall be deducted from the total thereof all Taxes reimbursed to Landlord by any Major Tenant. Tenant's proportionate share of all Taxes for or during the term hereof as determined by the Landlord, shall be paid in monthly installments on or before the first (1st) day of each calendar month, in advance, in an amount estimated by Landlord. Upon receipt of all tax bills and assessment bills attributable to any calendar year during the term hereof, Landlord shall furnish Tenant with a written statement of the actual amount of Tenant's proportionate share of Taxes for such year. In the event no tax bill is available, Landlord will compute the amount of such Taxes. If the total amount paid by Tenant under this Section for any calendar year during the term of this Lease shall be less than the actual amount due from Tenant for such year, as shown on such statement. Tenant shall pay to Landlord the difference between the amount paid by, Tenant and the actual amount due, such deficiency to be paid within ten (10) days after demand therefore by Landlord. and if the total amount paid by Tenant hereunder for any such calendar year shall exceed the actual amount due from Tenant for such calendar year, such excess shall be credited against the next installment of Taxes due from Tenant to Landlord hereunder. All amounts due hereunder shall be payable to Landlord at the place where Minimum Rent is payable for the calendar years in which this Lease commences and terminates, the provisions of this Section shall apply and Tenant's liability for its proportionate share of Taxes for such years shall be subject to a pro rata adjustment based on the number of days of said calendar years during which the term of this Lease is in effect. A copy of a tax bill or assessment bill submitted by Landlord to Tenant shall at all times be sufficient evidence of the amount of taxes and or assessments assessed or levied against the property to which such bill relates. Prior to or at the commencement of the term of this Lease and from time to time thereafter through the term hereof, Landlord shall notify Tenant in writing of Landlord's estimate of Tenant's monthly installments due hereunder. Landlord's and Tenant's obligations under this Section shall survive the expiration of the term of this Lease.
                                                  SEE ATTACHED RIDER FOR INSERTS

     (c) Tenant shall also pay to the appropriate agency or entity all Franchise Assessment Fees (as defined below) "Franchise Assessment Fees" shall mean all fees payable by Tenant arising out of the fact that the leased premises are located in a Landfill Reclamation Improvement District as defined in and authorized by P. L. 1995. C. 173 and amended by P. L. 1996. C. 73. Landlord represents that. under the current law, Franchise Assessment Fees may total no more than three percent (3%) of gross receipts from sales. and that Franchise Assessment Fees are payable separate and apart from, and in addition to, any and all sales, excise or value added taxes that Tenant may be obligated to pay concerning gross receipts and such Franchise Assessment Fees may be separately stated and charged to customer at the point of sale. Landlord represents that the Franchise Assessment Fees, as presently enacted, are subject to the sale price of the same merchandise and products which are subject to the New Jersey Sales and Use Tax Act (N.J.S.A. 54:32B-1 et. seq.) (excepting only retail sales of motor vehicles, theater tickets, manufacturing machinery, equipment or apparatus). Pursuant to local ordinance, Landlord must require all leases with tenants of the Shopping Center to contain language granting the City of Elizabeth ("City") the right to inspect the books and records of the Tenant with respect to the leased premises. Accordingly, Tenant hereby grants to the City the right to inspect the books and records of Tenant with respect to the leased premises at all reasonable times during normal business hours, for the purpose of auditing and confirming gross receipts so as to enable the City to properly determine the amount of Franchise Assessment Fees due from Tenant and to aid the City in the collection thereof. Tenant further warrants and covenants that Tenant shall not directly or indirectly, challenge, dispute or contest the validity or enforceability of the ordinance imposing the Franchise Assessment. Nothing herein shall prohibit Tenant from contesting, in an appropriate forum the amount of the Franchise Assessment Fees allegedly due from Tenant. In connection with such Franchise Assessment Fees, Landlord represents to Tenant the following: (i) under presently applicable State law, the otherwise applicable State sales tax of six percent (6%) shall be reduced to three percent (3%) for businesses in the Shopping Center, and (ii) the imposition of the three percent (3 %) Franchise Assessment Fees will, consequently, be offset by such reduction in the State sales tax.

     SECTION 2.06. ADDITIONAL RENT. Unless otherwise stated, all sums of money or charges of any kind or nature in addition to Minimum Rent and Percentage Rent payable by Tenant to Landlord under this Lease or the exhibits attached hereto shall be defined as 'additional rent" and shall be due and payable ten (10) days after demand therefor, without any deductions or setoff whatsoever, and Tenant's failure to pay any such amounts or charges when due shall carry the same consequences as Tenant's failure to pay rent. All such amounts or charges shall be payable to Landlord at the place where Minimum Rent is payable. The term "rent" shall be defined in this Lease as the sum of Minimum Rent, Percentage Rent, and all additional rent, when and as the same shall be due and payable hereunder. Any rent or sums payable by Tenant to Landlord under this Lease which is not paid when due, shall incur, and Tenant shall pay, a service charge equal to Five Cents ($0.05) for each One Dollar ($1.00) of every such payment that is late. It is agreed that the service charge is a fair and reasonable charge under the circumstances to help Landlord defray the expense of handling late payments, and shall not be construed as interest on a debt payment, and shall not be construed " to extend the date for payment of any rent or sums due hereunder.

                          ARTICLE 3. BOOKS AND RECORDS

     SECTION 3.01. TENANT'S RECORDS. Tenant shall prepare and keep at the leased premises or at Tenant's executive offices within the continental United States complete, accurate and proper books, records and accounts of Gross Sales made in, upon or from the leased premises in each lease year whether for cash or credit and for each separate department at any time operated in the leased premises. The books, records and accounts shall be kept in accordance with generally  accepted  accounting  principles and shall include without limitation
(i)  detailed  original records of all sales at, in or from the leased premises,
(ii) detailed original records of any exclusions or deductions from Gross Sales,
(iii) sales tax records and reports, and (iv) all other records, if any, which would normally be examined by an independent accountant pursuant to accepted auditing standards in performing an audit of Tenant's sales. Said books records and accounts, including true copies of any sales reports that Tenant may be required to furnish to any government or governmental agency, shall at all reasonable times be open to the inspection of the Landlord, Landlord's auditor
                                                    ---------
or other authorized representative or agent for a period of at least three (3) years after the expiration of the lease year to which they have reference.

                                                  SEE ATTACHED RIDER FOR INSERTS

     SECTION 3.02. REPORTS BY TENANT. Tenant shall furnish to Landlord within fifteen (15) days after the expiration of each month of each lease year a complete statement, certified by an officer of Tenant, of the amount of Gross Sales made in, on or from the leased premises during said month. Tenant shall also furnish to Landlord within thirty (30) days after the expiration of each lease year a complete statement, certified by an independent certified public accountant employed by Tenant, or by Tenant's financial officer (if Tenant is a publicly traded corporation), showing in all reasonable detail the amount of Gross Sales made by Tenant in, on or from the leased premises during such lease year. Tenant shall cause and require all of its concessionaires or subtenants, if any, to furnish statements at the times and in the form required herein relating to their operations within the leased premises. All Gross Sales statements to be supplied by Tenant to Landlord shall be in such form and with such detail as Landlord shall reasonably deem necessary.

                                ARTICLE 4. AUDIT

     SECTION 4.01. RIGHT TO EXAMINE BOOKS. Landlord shall have the right from time to time and upon at least ten (10) days notice to examine the Tenant's books, records and accounts of Gross Sales in order to verify the amount of annual Gross Sales made by the Tenant in and from the leased premises.
                                                  SEE ATTACHED RIDER FOR INSERTS

     SECTION 4.02. AUDIT. Landlord may at any reasonable time. and from time to time upon at least ten (10) days prior written notice to Tenant cause a complete
----
audit to be made of Tenant's entire books and records relating to Gross Sales (including the books and records of any concessionaire, subtenant or licensee). If such audit shall disclose that Tenant's statement of Gross Sales is at variance to the extent of two percent (2%) or more. Tenant shall pay to Landlord within ten (10) days after demand the cost of such audit. Any Percentage Rent found due and owing as a result of any audit shall be immediately paid by Tenant to Landlord with interest pursuant to Section 30.18 from 6t the date the deficiency in Percentage Rent was properly due and payable to Landlord. In the event, upon audit, there is a variance of reported Gross Sales by four percent (4 %) or more in one lease year, or (ii) two percent (2%) or more in two (2) consecutive lease years, Landlord reserves the right, at its sole option, to declare Tenant in default, without further notice or right to cure, and to exercise any or all of its remedies and rights under Article 19.

                                                  SEE ATTACHED RIDER FOR INSERTS

                   ARTICLE 5. CONSTRUCTION OF LEASED PREMISES

     SECTION 5.01. CONSTRUCTION OF LEASED PREMISES. Landlord shall construct the leased premises substantially in accordance with the work described as "Landlord's Work" in Exhibit "C" attached hereto and made a part hereof. It is expressly agreed that Landlord's Work shall be limited to the scope of construction delineated as Landlord's Work in said Exhibit "C" and shall in no event include the performance, procurement and/or installation of those items of work, fixtures and equipment which are to be performed, procured and/or installed by Tenant, at Tenant's expense, and which are hereinafter described as Tenant's Work in Exhibit "C" attached hereto and made a part hereof. If (i) Landlord shall have not commenced construction of the Shopping Center and/or the building of which the leased premises forms a part within two (2) years from the date of this Lease, or (ii) the leased premises are not delivered to Tenant within three (3) years from the date of this Lease, then for a period of thirty
(30) days following the expiration of the period described in (i) and (ii) above Tenant shall have the option, and for forty-five (45) days following such period Landlord shall have the option, to cancel and terminate this Lease upon at least thirty (30) days prior written notice to the other party and, in such event, this Lease shall thereafter be null and void and of no further force or effect, and any money or security deposited hereunder shall be returned to Tenant and thereafter neither party shall have any further liability to the other, either for damages or otherwise, by reason of such cancellation as though this Least had not been executed in the first instance. Under no circumstances, except as provided in the immediately preceding sentence, shall Tenant be permitted to rescind or terminate this Lease, and under no circumstances shall Landlord be liable to Tenant in damages for any delay in commencing or completing the leased premises, or for a total failure to complete same or for a failure to deliver same in the condition provided for in this Lease.

     SECTION 5.02. DELIVERY OF POSSESSION. Upon substantial completion (as hereinafter defined) of Landlord's Work in the leased premises, Landlord, by at least five (5) days prior written notice to Tenant setting forth the date upon which Landlord's Work is, or will be, substantially completed, shall deliver possession of the leased premises to Tenant, which date shall be the delivery of possession date. As used herein, "substantial completion" shall mean the completion of the Landlord's Work to an extent sufficient to permit the commencement of construction of all or part of Tenant's Work in the leased premises (except for finishing operations, including items of work necessarily waiting the performance of Tenant's Work), as determined by Landlord's architect or construction personnel.

     SECTION 5.03. CHANGES AND ADDITIONS. Neither the site plan (Exhibit " A") nor any additions thereto shall be deemed to be a warranty, representation or agreement on the part of the Landlord that the Shopping Center or regional development will be constructed or located exactly as indicated on said plans. Landlord hereby reserves the right at any time, and from time to time, (a) to increase, reduce or change the number, size, height, layout, or locations of the buildings, walks, parking and/or other common areas and facilities now or hereafter forming a part of the regional development in any manner whatsoever as Landlord may, from time to time, deem proper, (b) to make alterations or additions to, and to build additional stories on the building in which the leased premises are located and to buildings adjoining the same, (c) to construct other buildings and improvements in the Shopping Center or the regional development, and to reinforce, relocate or enlarge the Shopping Center or the regional development and to make alterations therein or additions thereto, and to build additional stories on any building or buildings within the Shopping Center or the regional development, and to build adjoining thereto and to construct decks or elevated parking facilities. and (d) to sell or lease any part of the land comprising the regional development, as said land is described on Exhibit "B', for the construction thereon of a building(s) to be occupied by a department store(s) or a Major Tenant(s) which may or may not be a part of the Shopping Center, and (e) to change, modify, or abolish any off-site utility serving the regional development. Tenant consents to the exercise by Landlord of the rights set forth in this Section 5.03 and agrees that the exercise of such rights shall not diminish Tenant's obligations under this Lease.

                             ARTICLE 6. TENANTS WORK

     SECTION 6.01. TENANT'S WORK. Tenant agrees, prior to the commencement of the term of this at Tenant's sole cost and expense, to perform all work of whatever nature in accordance with Tenant's obligations forth in Exhibit "C" as "Tenant's Work". Tenant shall prepare and submit to Landlord store design and working drawings of Tenant's Work with respect to the leased premises prepared in the manner and within the time periods specified in Exhibit "C". No material deviations from the final plans and specifications, once approved by Landlord shall be permitted. Landlord's review of Tenant's plans and specifications shall not constitute the assumption of any responsibility by Landlord for their accuracy or sufficiency. and shall in no event create an express or implied confirmation that Tenant's design and/or working drawings have been prepared in accordance with the requirements of applicable laws, codes, ordinances and regulations, and Tenant shall be solely responsible with respect to all necessary compliance with laws, codes, ordinances and regulations. In the event Tenant's plans and specifications, in the sole judgment of Landlord or Landlord's architect, are incomplete, inadequate or inconsistent with the terms of this Lease and/or do not conform to the standards of design, motif, decor and quality established or adopted by Landlord and/or would tend to create an imbalance with or be incompatible with adjoining premises, and/or would subject Landlord to additional costs or expenses in the performance of Landlord's Work, and/or would provide for or require any installation or work which is or might be unlawful or create an unsound or dangerous condition or adversely affect the structural soundness of the leased premises or the building of which the same forms a part, and/or would interfere with the use and enjoyment of any adjoining space in the building in which the leased premises are located, then, in the event Landlord determines that Landlord and Tenant are unable to agree upon store design drawings and, or working drawings Landlord shall have the option, upon ten (10) days' written notice to Tenant to declare this Lease null and void and of no further force and effect, in which event this Lease shall terminate, but Tenant shall remain liable for all obligations arising during the original stated term as provided in this Lease. All work performed by Tenant shall comply with such rules and regulations as Landlord and its representatives may make. It is further understood and agreed that: Landlord shall have no responsibility or liability whatsoever for any loss of, or damage to, any fixtures, equipment, merchandise, or other property belonging to Tenant, installed or left in the leased premises. Tenant shall obtain at its sole cost and immediately thereafter furnish to Landlord all certificates and approvals with respect to work done and installations made by Tenant that may be required for the issuance of a certificate of occupancy for the leased premises, so that such certificate of occupancy shall be issued and the leased premises shall be ready for the opening of Tenant's business on the Commencement Date. Upon the issuance of the certificate of occupancy, a copy thereof shall be immediately delivered to the Landlord. Tenant hereby expressly agrees that the entry or occupancy of the leased premises by Tenant or Tenant's agents or contractors prior to the date herein fixed for the commencement of the term of this Lease shall be governed by and shall be subject to all of the terms and provisions of this Lease, and Tenant shall observe and perform all its obligations under this Lease, including, without limitation, its obligation to pay charges for temporary water, heating, cooling, lighting, insurance and other charges pursuant to the provisions of Exhibit "C", but excepting its obligations to pay Minimum Rent, Percentage Rent, Taxes, common area maintenance expenses and annual promotional charge, from the date upon which the leased premises are made available to Tenant for its work (or from the date when Tenant commences to perform Tenant's Work, if earlier) until the actual commencement of the term of this Lease pursuant to Section 1.02 hereof. From and after delivery of possession of the leased premises to Tenant, Tenant shall be obligated to complete Tenant's Work in the leased premises, and to cause Tenant's trade fixtures and merchandise to be installed and stocked in the leased premises and be ready to open for business as provided in Section 1.02 hereof. The opening by Tenant of Tenant's business in the leased premises shall constitute an acknowledgment by Tenant that Landlord has performed all of Landlord's Work with respect to the leased premises.
  -------

                                                  SEE ATTACHED RIDER FOR INSERTS

     SECTION 6.02. TIME OF THE ESSENCE. Time is of the essence with respect to Tenant's performance of each of the provisions concerning construction and the opening of the leased premises for business. If Tenant fails or omits to make timely submission to Landlord of any plans or specifications or unreasonably delays in the correction or revision of the same, or in commencing to perform or performing or completing Tenant's Work, or interferes with the performance of Landlord's Work, Landlord, in addition to any other right or remedy it may have at law or in equity, may pursue any one or more of the following remedies: (a) until Tenant shall have commenced Tenant's Work. Landlord may give Tenant a ten
(10) day written notice stating that if a specified failure, omission or delay is not cured by the date therein specified, this Lease shall be deemed cancelled and terminated, and if such notice shall not be complied with, this Lease shall, on the date therein stated, ipso facto be cancelled and terminated without prejudice to Landlord's rights hereunder; or (b) Landlord, may, after written notice of its intention to do so at Tenant's cost and expense including, without limitation, expense for such overtime as Landlord's architect may deem necessary, proceed with the completion or revision of any such plans or specifications or the construction of Tenant's Work, as the case may be, and such performance by Landlord shall have the same effect hereunder as if the desired plans, specifications, work or other action by Tenant had been done, as herein required. Tenant shall pay to Landlord upon demand as additional rent hereunder, the cost to Landlord of completing the leased premises, exclusive of the Landlord's Work; or (c) Landlord may treat such failure, omission or delay on the part of Tenant as an event of default within the meaning of Article 19 hereof. In exercising any of the remedies hereinabove set forth, Landlord shall be entitled to retain and have recourse to any bond, escrow deposit, advance rent or security deposit previously deposited by Tenant under this Lease. If Tenant intends to claim that Tenant's Work is delayed or about to be delayed, because of Landlord's Work or the act of Landlord's architect or contractors, and as a condition precedent of Tenant claiming or relying upon such delay, Tenant shall, within twenty-four (24) hours after such delay notify Landlord in writing thereof.



                    ARTICLE 7. CONDUCT OF BUSINESS BY TENANT

     SECTION 7.01. USE OF LEASED PREMISES. Tenant shall continuously use and occupy the leased premises during the term of this Lease solely for the purpose of conducting the business specifically described in the Data Sheet (herein referred to as "Permitted Use") and for no other purpose or purposes. If any governmental or permit shall be required for the proper and lawful conduct of Tenant's business or other activity carried on leased premises or if a failure to procure such a license or permit might or would, in any way adversely affect Landlord or the Shopping Center, then Tenant, at Tenant's expense. shall duly procure and thereafter maintain such license or permit and submit the same for inspection by Landlord. Tenant, at Tenant's expense, shall, at all times, comply with the requirements of each such license or permit.

     SECTION 7.02. OPERATION OF BUSINESS. (a) Tenant agrees to continuously operate its business in the entire area of the leased premises during the entire term of this Lease and to conduct. its business at all times in a reputable manner, maintaining at all times a full staff of employees and a full and complete stock of seasonable merchandise. Tenant shall keep the leased premises open for business in good faith and in a lawful manner during, all days and hours established by Landlord. Landlord shall establish the days and hours upon notice to Tenant, but Landlord shall have the right to make such changes as it deems necessary and desirable. In the event the maximum hours during which the Shopping Center is legally permitted to be open to the public are regulated by any lawful authority, then Landlord shall be the sole judge of which days and hours shall be the Shopping Center business days and hours. Tenant shall install and maintain at all times a display of merchandise in the display windows, if any, of the leased premises and shall keep the same well-lighted during all hours that the Shopping Center is open to the general public and at least one-half hour thereafter, and during such other hours as may be reasonably designated by Landlord. Tenant shall promptly comply with all laws and ordinances and lawful orders and regulations affecting the local laws in effect from time to time prohibiting discrimination or segregation by reason of race, color, creed, age, religion, sex, or national origin. No auction, liquidation, going out of business, fire or bankruptcy sales may be conducted in the leased premises. Tenant's sales practices shall be consistent with the standards and practices generally acceptable in enclosed value-oriented regional retail shopping centers. Tenant agrees that it will conduct its business in the leased premises in a lawful manner and in good faith, and will not do any act tending to injure the reputation of the Shopping Center as determined by
Landlord. Tenant shall not sell or display any paraphernalia used in the preparation or consumption of controlled substances. In the event Landlord has approved Tenant remaining open for business after normal Shopping Center hours, then such approval shall be conditioned upon Tenant paying for all additional costs incurred by Landlord as a result thereof. Tenant shall not permit noise or odors in the leased premises which are objected to by Landlord, and upon written notice from Landlord, Tenant shall immediately cease and desist from causing such noise or odor, and failing of which Landlord may deem the same a material breach of this Lease. Tenant shall not permit the operation of any coin operated or vending machines or pay telephones on the leased premises, other than in areas reserved solely for the use of Tenant's employees. Tenant shall not use the areas adjacent to the leased premises for business purposes. Tenant agrees that all receiving and deliver of goods and merchandise and all removal of merchandise, supplies, equipment, trash and garbage and all storage of trash and garbage shall be made only by way of or in the areas provided therefor by Landlord. Tenant shall not use or permit the use of any portion of the leased premises as sleeping apartments, lodging rooms, or for any unlawful purposes. No radio or television or similar devise shall be instilled exterior to the leased premises and no aerial shall be erected on the roof or exterior walls of the building in which the leased premises are located. Landlord may direct the use of all pest extermination and scavenger contractors at such intervals as Landlord may require.

                                                  SEE ATTACHED RIDER FOR INSERTS










     SECTION 7.03. CARE OF LEASED PREMISES. (a) Tenant shall keep the leased premises (including the service areas adjacent to the leased premises, display windows and signs) orderly, neat, safe and clean and free from rubbish and dirt at all times and shall store all trash and garbage only in the areas designated by Landlord for such storage and accumulation. Tenant shall not burn any trash or garbage at any time in or about the building. Tenant shall comply with codes, ordinances and lawful orders of municipalities having jurisdiction governing trash and storage and removal. Landlord may direct the use by Tenant at Tenant's expense of all trash removal contractors at such intervals as Landlord may require. If Landlord shall provide or contract for any services or facilities for trash removal or compaction, then Tenant shall be obligated to use the same and shall pay a proportionate share of any and all costs and expenses thereof. Tenant's proportionate share shall be determined, at Landlord's option, either (i) as a fraction, the numerator of which is the square footage of floor area in the leased premises, and the denominator of which is the square footage of constructed gross leased and occupied floor area in the Shopping Center, or (ii) on the basis of a separate metering or monitoring of Tenant's use of such services or facilities. Tenant's proportionate share of such costs and expenses for each least year shall be paid in advance, in equal monthly installments, in the same manner and at the same time as monthly Installments of Minimum Rent are payable hereunder without deductions or diminution of any kind, based on an amount estimated in advance from time to time by Landlord.

                                                  SEE ATTACHED RIDER FOR INSERTS

     (b) 0ENJ Corporation, Inc. and N.J. MetroMall, LLC entered into a consent decree with the New Jersey Department of Environmental Protection ("NJDEP") to remediate and clean up the site on which the regional development is located, in the case NJDEP v. OENJ Corporation, Incet al., Case No. 96-3276 (DRD) (U.S. District Court for the District of New Jersey) ("Consent Decree"). The Consent Decree was approved by Order of the U.S. District Court for the District of New Jersey on October 29. 1996. A "No Further Action Letter" is expected from NJDEP upon the completion of certain remedial activities, the plan for which has been approved by NJDEP. The

Consent Decree, as modified, extends contribution protection and covenants not to sue to future lessees at the site provided the future lessees execute certifications that they did not contribute to the contamination at the site. This certification is set forth in Exhibit "G" (herein "Certification"), a copy of which is attached to this Lease and made a part hereof. All tenants which execute the Certification in the form set forth in Exhibit "G" shall be beneficiaries of the Consent Decree, including the covenant not to sue from NJDEP and the protection from contribution actions under CERCLA, as provided in 42 U.S.C. 9613(f)(2).

     (c) Tenant hereby takes the leased premises subject to the restrictions of the Consent Decree (as herein defined) and agrees to comply with all, and not to violate any, of the conditions of the Declaration of Environmental Restrictions required by, and as defined, by the Consent Decree. Pursuant to the Consent Decree, Landlord must require all leases with tenants to contain language granting the NJDEP, its agent and employees, the right to have access to the leased premises, at reasonable times, for the purpose of performing the NJDEP pursuant to the aforementioned right to enter, except for damage or loss caused by the negligence or malfeasance of Landlord, the underlying lessor, their respective agents or employees if such damage or loss is not required to be insured against by Tenant pursuant to Article 11.

     SECTION 7.04. RADIUS. From and after the date of this Lease and continuing throughout the term of this Lease, in the event Tenant or any person, form or corporation who or which controls, is under common control with, or is controlled by Tenant shall directly or indirectly, either individually or as a partner or stockholder or otherwise, own, operate, or become financially interested in any similar or competing business within a radius of _________ miles from the Shopping Center (the "Area"), then the Gross Sales (as defined in this Lease) of any such business or businesses within said Area shall be included in Tenant's Gross Sales made from the lease premises and the Percentage Rent hereunder shall be computed upon the aggregate of Tenant's Gross Sales made from the leased premises and by any such other business or businesses then conducted within said Area. This Section 7.04 shall not apply to any such business or business which are open and are being operated by Tenant within said Area on the date of full execution of this Lease, If Tenant fails to made payments required pursuant to this Section 7.04, Landlord or Landlord's authorized representative or agent shall have the right at all reasonable times during the term hereof and for a period of a least (2) years after the expiration of the tem of this Lease, to inspect, audit, copy and/or make extract of the books, source documents, records and accounts pertaining to such other business based upon Tenant's Gross Sales in the leased premises, and the additional Percentage Rent generated from the inclusion of such estimated sales and tenant's Gross Sales shall be deemed additional rent to be paid by Tenant in accordance with the provisions of this Lease.
                                                  SEE ATTACHED RIDER FOR INSERTS

     SECTION 7.05. STORAGE, OFFICE SPACE. Tenant shall store or stock in the lease premises only such goods, wares and merchandise as Tenant intends to offer for sale at retail at, inn from or upon the leased premises. This shall not preclude occasional emergency transfers of merchandise from the other stores of Tenant, if any, not located in the Shopping Center. Tenant shall use for office, clerical, or other non-selling purposes only such space in the leased premises as is from time to time reasonably required for Tenant's business in the leased premises. Tenant shall not store anything in service or exit corridors.

                                                  SEE ATTACHED RIDER FOR INSERTS



                            ARTICLE 8.  COMMON AREAS

     SECTION 8.01. OPERATION OF COMMON AREAS. Landlord agrees to cause to be operated, managed and maintained during the terms of this Lease all common areas within the Shopping Center. The manner in which such areas and facilities shall be maintained, managed and operated, and the expenditure therefore, shall be at the sole discretion of the Landlord and the use of such areas and facilities shall be subject to such reasonable regulations and rules as Landlord shall make from time to time.


     SECTION 8.02. TENANT'S PRO RATA SHARE OF EXPENSES. (a) Tenant agrees to pay to Landlord in the manner hereinafter provided, but not more often than once each calendar month, Tenant's proportionate share of all costs and expenses of every kind and nature paid or incurred by Landlord in operating, managing, equipping, lighting, heating, air conditioning, providing sanitation and sewer and other services, providing a music and public address system, insuring, repairing, replacing and maintaining the (i) common areas; (ii) foundation, exterior walls and roofs within the Shopping Center; (iii) all other areas, facilities and buildings used in connection with the maintenance and/or operation of the regional development whether located on or off the regional development and such costs and expenses shall include but not be limited to the costs and expenses described in the attached Exhibit "E" and an amount equal to fifteen percent (15 %) of the total of all of the foregoing costs and expenses as Landlord's administrative fee. Services performed may be by Landlord or related companies or by third party contractors. The Tenant's proportionate share shall be a fraction computed on the basis that the square footage of floor area in the leased premises bears to the square footage of constructed gross leased and occupied floor area in the Shopping Center. The gross leased and occupied floor area in effect for the whole of any lease year or partial lease year shall be the average of the gross leased and occupied floor area in effect on the first day of each calendar month in such lease year or partial lease year. Prior to the proration and determination of Tenant's proportionate share of the foregoing costs and expenses as provided in this Section, there shall be deducted from the total thereof all amounts paid to Landlord by any Major Tenant toward such cost and expenses.

                                                  SEE ATTACHED RIDER FOR INSERTS

     (b) Tenant's proportionate share of such costs and expenses for each calendar year and partial calendar year shall be paid in monthly installments of the first (1st) day of each calendar month, in advance, in an amount estimated by Landlord from time to time in the same manner as the monthly installments of Minimum Rent are payable hereunder without deduction offset or diminution of any kind. Subsequent to the end of each calendar yeas, Landlord shall furnish Tenant with a statement of the actual amount of Tenant's proportion share of such costs and expenses for such period. If the total amount paid by Tenant under this section for any calendar year shall be less than the actual amount due from Tenant for such year as shown on such statement, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid within thirty (30) days after the furnishing of each such statement, and if the total amount paid by Tenant hereunder for any such calendar year shall exceed such actual amount due from tenant for such calendar year, such excess shall be credited against the next installment due from Tenant to Landlord under this Section 8.02.

     SECTION 8.03. COMMON AREAS. As used in this Lease, the term "common areas" shall mean (i) the following areas within the regional development: the parking areas and facilities, roadways, pedestrian sidewalks, truckways, loading docks, delivery areas, landscaped areas, the enclosed mall, elevators and escalators and stairs and ramps not contained in the lease areas, public bathrooms and comfort stations, pedestrian plazas, pedestrian passage areas, driveways, public transportation loading and unloading facilities, service and fire exit corridors, retention ponds ( if applicable) and other areas, amenities, facilities and improvements which may be provided by Landlord, (ii) those areas within the regional development and areas adjacent to the regional development which from time to time may be provided by the owners of such areas for the convenience and use of Landlord, the tenant of the Shopping Center, the owners and occupants of Major Tenant premises, and their respective concessionaires, agents, employees, customers, invitees and all other licensees and others entitled to use thereof, and (iii) any other facilities or areas, whether within or outside the regional development, as may be designated by Landlord from time to time. This use and occupancy by the Tenant of the lease premises shall include the use of the common areas in common with the Landlord and with all others for whose convenience and use the common areas have been or may hereafter be provided by Landlord or by the owners of common areas not within the Shopping Center, subject, however, to rules and regulations for the use thereof as prescribed from time to time by the Landlord, including Landlord's right to impose parking charges whether by meter or otherwise. In no event, however, shall Tenant, its agents or employees, use the common areas for the display or sale of merchandise. Tenant and its employees shall park their cars only in areas specifically designate d from time to time by Landlord for that purpose. Landlord will designate and area for Tenant's employees' parking and Tenant covenants that it will enforce the parking by its employees in such designated area. Automobile license numbers of employees' cars shall be furnished to Landlord upon Landlord's request. Tenant authorized Landlord to attach violation stickers or notices to and to tow away from the regional development all such cars of Tenant's employees as are improperly parking and agrees to reimburse Landlord for the cost thereof, and to pay the Landlord the sum of Fifty Dollars ($50.00) per day per car for each such car improperly parked. Landlord may at any time close temporarily any common area to make repairs or changes, to prevent the acquisition of public rights in such area or to discourage non-customer parking; and may do such other acts in and to the common areas as in its judgment may be desirable to improve the convenience thereof. All common areas and facilities, other than the leased premises, which Tenant may be permitted to use and occupy pursuant to this Lease are to be used and occupied under a revocable license, and if the amount of such areas be diminished pursuant to this Lease, Landlord shall not be subject to any liability nor shall Tenant be entitle to any compensation or diminution or abatement of rent, nor shall diminution of such areas be deemed constructive or actual eviction.


                        ARTICLE 9.  ALTERATIONS AND SIGNS

     Section 9.01. INSTALLATION BY TENANT. Tenant shall not make or cause to be made any alterations, additions, or improvements to the leased premises, or install or cause to be installed any exterior signs, floor covering, interior or exterior lighting, plumbing fixtures, shades, canopies or awnings or make any changes to the storefront, electronic detection devises, mechanical, electrical or sprinkler systems without the proper written approval of Landlord. Tenant shall present to the Landlord plans and specifications for such work at the time approval is sought.

     SECTION 9.02. REMOVAL BY TENANT. All alterations, decorations, additions and improvements made by Tenant shall be deemed to have attach to the leasehold and to have become the property of Landlord upon the expiration or termination of this Lease, and upon termination of this Lease or any renewal term thereof, the Tenant shall not remove any such alterations, decorations, additions and improvements, except that trade fixtures installed by Tenant may be remove if all rents due herein are paid in full and Tenant is not otherwise in default hereunder.

                                                  SEE ATTACHED RIDER FOR INSERTS

     SECTION 9.03 REFURBISHMENT. During the term of this Lease, Tenant agrees to refurbish (carpet, paint, replace fixtures, etc.) the leased premises as needed and required in order to maintain a high quality appearance. Upon the expiration of one-half (1/2) of the term of this Lease, Tenant shall, within
(30) days after direction from Landlord, submit drawings and specifications showing the work performed by Tenant to completely refurbish the interior portions of the lease premises. Tenant shall not be requires, pursuant to this
Section  9.03  to  reconstruct  the
leased premises. The work required of Tenant hereunder shall specifically include work with respect to the following items: wall covering, floor covering, ceiling, storefront, storefront sign, and surfaces visible to customers. Tenant will cause such work to be performed not later than ninety (90) days following the date of Landlord's direction in accordance with drawings and specifications approved by Landlord specifying the refurbishing work to be done by Tenant. All such work shall be carried out in accordance with the provisions of this Lease, including the provisions of this Lease governing construction of the leased premises.

     SECTION 9.04. SIGNS. In accordance with Landlord's sign policies and criteria set forth in Exhibit `D' attached hereto and made a part hereof, Tenant shall affix a sign to the exterior surface of the storefront of the leased premises fronting on the enclosed mall, and shall maintain said sign in good condition and repair during the term of this Lease. Said sign shall be subject to Landlord's written approval as to dimension, material, color, design and content and shall be installed at a location designated by Landlord. Except for such sign, Tenant will not place or cause to be placed or maintained on any exterior door, wall or window of the leased premises, on the glass of any window or door of the leased premises, within any display windows, or within five (5) feet of the storefront leaseline or opening, or within any entrance to the leased premises, any sign (flashing, moving, hanging, handwritten, or otherwise), decal, placard, decoration, lettering, or any other advertising matter of any kind or description, without Landlord's prior written consent. No symbol, design, name, mark or insignia adopted by the Landlord for the Shopping Center shall be used without the prior written consent of Landlord. No illuminated signs located in the interior of any store and which are visible from outside the leased premises shall be permitted without the prior written approval of Landlord. All signs located in the interior of any store shall be in good taste so as not to detract from the general appearance of the store and the Shopping Center. Tenant agrees to maintain any sign, decoration, lettering, or other advertising matter, as may be approved by Landlord, in good condition and repair at all times during the term of this Lease. All of Tenant's signs shall be governed by the criteria set forth in Exhibit "D" hereof.

                                                  SEE ATTACHED RIDER FOR INSERTS

                   ARTICLE 10. MAINTENANCE OF LEASED PREMISES

     SECTION 10.01. LANDLORD'S OBLIGATIONS FOR MAINTENANCE. Landlord shall, upon written notice from Tenant of the necessity therefor, keep and maintain the foundation, exterior walls, and roof of the building in which the leased premises are located (exclusive of doors, door frames, door checks, windows and window frames which are not part of common area) in good repair except that Landlord shall not make any such repairs occasioned by the act or negligence of Tenant, its agents, employees, invitees, licensees; or contractors, except to the extent that Landlord is reimbursed therefor under any policy of insurance permitting waiver of subrogation in advance of loss. Landlord shall not be called upon to make any other improvements or repairs of any kind upon the leased premises and appurtenances, except as may be required under Articles 17 and 18 hereof, and nothing contained in this Section 10.01 shall limit Landlord's right to reimbursement from Tenant for maintenance, repair costs and replacement costs conferred elsewhere in this Lease.

     SECTION 10.02. TENANTS OBLIGATIONS FOR MAINTENANCE. (a) Except as provided in Section 10.01 of this Lease, Tenant shall keep and maintain in good order, condition and repair (including replacement of parts and equipment if necessary) the leased premises and every part thereof and any and all fixtures, and equipment therein or thereon, and any appurtenances thereto, wherever located, including, but without limitation, the exterior and interior portion of all doors, door frames, door checks, windows, window frames, plate glass, storefronts, all plumbing and sewage facilities exclusively serving the leased premises including free flow up to the main sewer line, fixtures. heating and air conditioning systems and electrical systems and sprinkler systems exclusively serving the leased premises (located in the leased premises), walls,
                               --------
floors and ceilings, signs, and all other repairs, replacements, renewals and restorations, interior and exterior, ordinary and extraordinary, foreseen and unforeseen, structural and nonstructural, and all other work performed by or on behalf of Tenant pursuant to Exhibit "C" and Articles 6 or 9 hereof

                                                  SEE ATTACHED RIDER FOR INSERTS

     (b) Tenant shall keep and maintain the leased premises in a clean, sanitary and safe condition in accordance with the laws of the State and in accordance with all directions, rules and regulations of the health officer, fire marshall, building inspector, or other proper officials of the governmental agencies having jurisdiction, at the sole cost and expense of Tenant, and Tenant shall comply with all requirements of law, ordinance and otherwise, affecting the leased premises. If Tenant refuses or neglects to commence and to complete repairs promptly and adequately, Landlord may, but shall not be required to do so, make and complete said repairs, and Tenant shall pay the cost thereof to Landlord upon demand. At the time of the expiration of the tenancy herein, Tenant shall surrender the leased premises in good condition, reasonable wear and tear excepted.

     (c) Tenant shall keep the leased premises and all other parts of the regional development free from any and all liens arising out of any work performed, materials furnished or obligations incurred by, or from, Tenant. Prior to commencing or causing to be commenced any work on the leased premises, Tenant shall file a Notice of Commencement (or other similar instrument limiting lien rights related to Tenant's Work) as provided by applicable law and shall deliver a copy thereof to Landlord. In the event that any construction, mechanic's, materialman's or other lien or any notice of claim (herein "lien") is filed against the leased premises or the regional development as a result of any work, labor, services or materials performed or furnished, or alleged to have been performed or furnished to Tenant or to anyone holding the leased premises through or under Tenant, Tenant, at its expense, shall cause the lien to be discharged or fully bonded to the satisfaction of Landlord within ten (10) days after written request therefor. If

Tenant fails to discharge or bond against said mechanic's, materialman's or other lien. Landlord may, in addition to any other remedies Landlord may have, but without obligation to do so, bond against or pay the lien without inquiring in to the validity or merits of such lien and all sums so advanced, including reasonable attorneys' fees incurred by Landlord in defending against such lien, procuring the bond or in the discharge of such lien, shall be paid by Tenant on demand as additional rent. Tenant shall reimburse Landlord for any costs and expenses which may be incurred by Landlord by reason of the Filing of any such liens and/or the removal of same and/or any court action in connection therewith, such reimbursement to be made within ten (10) days after receipt by Tenant from Landlord of a statement setting forth the amount of such costs and expenses. The failure of Tenant to pay any such amount to Landlord within said ten (10) day period shall carry with it the same consequences as failure to pay rent. In addition, Tenant shall replace any bonds posted by Landlord pursuant hereto with a suitable bond of equivalent amount within seven (7) days after Landlord's demand therefor. Tenant shall give Landlord at least _______ notice prior to commencing or causing to be commenced any work in the leased premises (whether prior to or subsequent to the commencement of the lease term), so that Landlord shall have reasonable opportunity to file and post notices of non-responsibility for Tenant's Work.

                                                  SEE ATTACHED RIDER FOR INSERTS

     (d) Tenant, at its own expense, shall install and maintain fire extinguishers and other fire protection devices as may be required from time to time by any agency having jurisdiction thereof and the insurance underwriters insuring the building in which the leased premises are located.

     (e) Tenant agrees to operate its heating and air conditioning units serving the leased premises so as to adequately heat and cool the same, as the case may be, during the regular business hours of the Shopping Center and to maintain temperatures in the leased premises consistent with the temperatures in the enclosed mall so as not to cause any decrease or increase in the temperature in the enclosed mall when the same is being heated or cooled, as the case may be. Tenant agrees to purchase and maintain throughout the term of this Lease a maintenance and service contract from a Landlord approved qualified service contractor to inspect, adjust, clean and repair all of Tenant's heating, ventilating and air conditioning equipment, including changing filters. Heating, ventilating and air conditioning units shall be set for continuous fan operation during the regular business hours of the Shopping Center and such unit dampers shall be adjusted to a minimum ten percent (10%) outside air setting. If Tenant's use of the leased premises results in special exhaust requirements, Tenant shall have the exhaust fans interlocked with the make-up air units.

     (f) If Tenant fails, refuses or neglects to properly maintain the leased premises or to commence or complete any of the repairs or replacements required to be made by Tenant hereunder promptly and adequately, Landlord may. in addition to any other remedy Landlord may have, but shall not be required to, make or complete said maintenance, repairs or replacements and Tenant shall pay the cost and expense thereof, plus a charge of fifteen percent (15%) thereof, to Landlord upon demand as additional rent.

     (g) Tenant expressly waives all rights to make repairs at the expense of Landlord as provided for in any statute or law in effect during the term of this Lease.

                       ARTICLE 11. INSURANCE AND INDEMNITY

     SECTION 11.01. TENANT'S INSURANCE. (a) Tenant, at Tenant's sole cost and expense, shall obtain and maintain in effect commencing with the delivery of possession date and continuing throughout the term of this Lease, insurance policies providing for the following coverage: (i) all risk property insurance against fire, theft, vandalism. malicious mischief, sprinkler leakage and such additional perils as now are or hereafter may be included in a standard extended coverage endorsement from time to time in general use in the State, insuring Tenant's merchandise. trade fixtures, furnishings, equipment and all items of personal property of Tenant located on or in the leased premises, in an amount equal to not less than eighty percent (80%) of the full replacement value thereof. Any and all proceeds of such insurance, so long as the Lease shall remain in effect, shall be used only to repair or replace or pay for the items so insured; (ii) a comprehensive general liability policy, including insurance naming Landlord and any mortgagee of the Shopping Center or the regional development as additional insureds, protecting against any and all claims for injury to persons or property occurring in or about the leased premises and protecting against assumed or contractual liability under this Lease with respect to the leased premises and the operations of Tenant and any subtenant of Tenant in on or about the leased premises, with such policy to be in the minimum amount of Two Million Dollars ($2,000.000), single limit coverage, provided however, that at Landlord's option, such minimum limit may from time to time, be increased by not more than ten percent (10%) per annum, on a cumulative basis, with such increase to occur not more often than once during each lease year during the term hereof; (iii) product liability insurance for merchandise offered for sale or lease from the leased premises, including (if this Lease covers leased premises in which food and/or beverages are sold and/or consumed) liquor liability coverage (if applicable to Tenant's business) and coverage for liability arising out of the consumption of food and/or alcoholic beverages on or obtained at the leased premises, of not less than Two Million Dollars ($2,000,000) per occurrence for personal injury and death and property damage,
(iv) workers' compensation coverage as required by law: (v) with respect to alterations, improvements and the like required or permitted to be made by Tenant hereunder, contingent liability and builders risk insurance in amounts satisfactory to Landlord, and (vi) the insurance required under Exhibit "C."

     (b) All insurance policies herein to be procured by Tenant shall; (i) be issued by insurance companies with an A.M. Best & Company rating of "A-XIII" or better and authorized to do business in the State; (ii) be written as primary policy coverage and non-contributing with respect to any coverage which Landlord may carry and that any coverage carried by Landlord shall be excess insurance:
(iii)  insure  and  name  Landlord,  Landlord's  managing  agent.

any mortgagee of the Shopping Center and any parties to interest designated by Landlord as additional insureds, as their respective interests may appear (except with respect to workers' compensation insurance) and (iv) shall contain an express waiver of any rights of subrogation by the insurance company against Landlord, Landlord's managing agent and their respective agents, employees and representatives which arises or might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its agents, employees or representatives. Neither the issuance policy required hereunder, nor the minimum limits specified herein with respect to Tenant's insurance coverage, shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease. With respect to each and every one of the insurance policies herein required to be procured by Tenant, on or before the commencement of Tenant's Work and before nay such insurance policy shall expire, Tenant shall deliver to Landlord a duplicate original or certified copy of each such policy or a certificate of the insurer, certifying that such policy has been issued, providing the coverage required by this Section and containing provisions specified herein, together with evidence of payment of all applicable premiums. Any insurance required to be carried hereunder may be carried under evidence of payment of all applicable premiums. Any insurance required to be carried hereunder may be carried under evidence of payment of all applicable premiums. Any insurance required to be carried hereunder may be carried under a blanket policy covering the leased premises and other locations of Tenant. Each and every insurance policy required to be carried hereunder by or on behalf of Tenant shall provide (and any certificate evidencing the existence of each such insurance policy shall certify) that, unless Landlord shall first have been given thirty (30) days' prior written notice thereof, the insurer will not cancel, materially change or fail to renew the coverage provided by such insurance policy. The term "insurance policy" as used herein shall be deemed to include any extensions or renewals of such insurance policy. In the event that the Tenant shall fail to promptly furnish any insurance coverage hereunder required to be procured by Tenant, Landlord, at its sole option, shall have the right to obtain the same and pay the premium therefor for a period not exceeding one (1) year in each instance, and the premium so paid by Landlord together with and amount equal to fifteen percent (15%0 of such premium shall be immediately due and payable by Tenant to Landlord as additional rent.

     (c) Tenant shall not carry any stock of goods or do anything in or about the leased premises with will in any way tend to increase the insurance rates on the leased premises and/or the building of which they are a part. If Tenant installs any electrical equipment that overloads the lines in the leased premises, Tenant shall, at its own expense, make whatever changes are necessary to comply with the requirements or the insurance underwriters and governmental authorities having jurisdiction.

     SECTION 11.03. INDEMNITY (a) Tenant hereby agrees to defend, pay, indemnify and save free and harmless Landlord (and/or any fee owner or ground or underling lessors of the Shopping Center) its officers, directors, stockholders, beneficiaries, partners, representatives, agents, and employees from and against any and all claims, demands, fines, suites, actions, losses, liabilities, proceedings, orders, decrees and judgments of any kind or nature by or in favor of anyone whomsoever and from and against any and all costs and expenses, including attorneys fees, resulting from or in connection with loss of life, bodily or personal injury, or property damage arising, directly or indirectly, out of or from or on account of any occurrence in, upon, at, or from the leased premises or occasioned wholly or in part through the use and occupancy of the leased premises or any improvements therein or appurtenances thereto, or by any act or omission of Tenant or any subtenant, concessionaire or licensee of Tenant, or their respective employees, agents, contractors or invitees in, upon, at, or from the leased premises or its appurtenances or any common areas of the Shopping Center complex.

                                                  SEE ATTACHED RIDER FOR INSERTS

     (b) Tenant and all those claiming by, through or under Tenant shall store their property in and shall occupy and use the leased premises and any improvements therein and appurtenances thereto and all portions of the Shopping Center complex solely at their own risk and Tenant and those claiming by, through or under Tenant hereby release Landlord, to the full extent permitted by law, from all claims of every kind, including loss of like, personal or bodily injury, damage to merchandise, equipment, fixtures or other property, or damage to business or for business interruption arising directly or indirectly out of or from or on account of such occupancy and use resulting from any present or future condition or state of repair thereof.

     (c) Landlord shall not be responsible or liable at any time to Tenant, or to those claiming by, through or under Tenant, for any loss of life, bodily or personal injury, or damage to property or business, or for business interruption, that may be occasioned by or through the acts, omissions or negligence of any other persons, or any other tenants or occupants of any portion of the Shopping Center.

     (d) Landlord shall not be responsible or liable at any time for any defects, latent or otherwise, in any buildings or improvements in the Shopping Center or any of the equipment, machinery, utilities, appliances or apparatus therein, nor shall Landlord be responsible or liable at any time for loss of like, injury or damage to any person or to any property or business of Tenant, or those claiming by, through or under Tenant, caused by or resulting from the bursting, breaking, leaking, running, seeping, overflowing or backing up of water, steam, gas, sewage, snow or ice in any part of the leased premises or caused by or resulting from acts of God or the elements, or resulting from any defect or negligence in the occupancy, construction, operation or use of any buildings or improvements in the Shopping Center, including the leased premises, or any of the equipment, fixtures, machinery, appliances or apparatus therein.

     (e) In case Landlord, without fault on its part, shall be made a party to any litigation commenced by or against Tenant, then Tenant shall indemnify and hold Landlord harmless therefrom and shall pay Landlord all costs and expenses, including reasonable attorneys' fees which Landlord may sustain by reason thereof.

     (f) Tenant expressly acknowledges that all of the foregoing provisions of this Section 11.03 shall apply and become effective from and after the date Landlord shall deliver possession of the leased premises to Tenant for commencement of Tenant's Work in accordance with the terms of this Lease.

     (g) Notwithstanding the provisions of this Section 11.03, Landlord shall be responsible for its negligence, provided, however, Landlord is first given written notice and a reasonable time has lapsed without Landlord taking the corrective action.

                              ARTICLE 12. UTILITIES

     SECTION 12.01. UTILITIES. Tenant shall be solely responsible for and shall promptly pay all charges for all utilities used upon or furnished to the leased premises including, but not limited to, gas, water, electricity, and sanitary sewer. In the event, for any reason whatsoever, any particular utility is not separately metered, then; and in that event, Tenant shall be responsible for its pro rata share based upon the formula that Landlord, in its reasonable discretion, deems appropriate.

     SECTION 12.02. ENERGY SHORTAGES. The parties hereto acknowledge that energy shortages in the region in which the Shopping Center is located may, from time to time, necessitate reduced or curtailed operation of the Shopping Center and the business conducted by Tenant in the leased premises. Tenant agrees to and shall comply with such rules and regulations as may be promulgated from time to time by the Landlord with respect to energy consumption, provided that the same apply uniformly to all tenants in the Shopping Center, and during such periods of time when, in the opinion of Landlord, energy shortages so dictate, Tenant shall reduce or curtail business operations in the leased premises as shall be directed by Landlord. Compliance with such rules and regulations and such reduction or curtailment of business operations shall not constitute a breach of Landlord's covenant of quiet enjoyment, nor shall the same constitute an actual or constructive eviction of Tenant, or otherwise invalidate or effect this Lease, and Tenant shall not be entitled to any diminution, reduction or abatement of rent during periods of reduction or curtailment of business operations. Failure to keep and observe said rules and regulations and/or to reduced or curtail business operations as herein provided shall constitute an event of default under Article 19 hereof.

                                                  SEE ATTACHED RIDER FOR INSERTS

     SECTION 12.03. SPRINKLER CHARGE. Tenant agrees to pay Landlord, as Tenant's share of the cost and expense of installing, maintaining, repairing and operating the sprinkler system for the common areas including the mains or feeds to leasable areas (but not including the sprinkler system within leasable areas), an annual sprinkler charge in the amount set forth in the Data Sheet. Said annual sum shall be payable by Tenant to Landlord, in twelve (21) equal consecutive monthly installments, in advance, on the first (1st) day of each calendar month during the term of this Lease.

     SECTION 12.04. INTERRUPTION OF SERVICE. Landlord shall not be liable to Tenant for damages or otherwise (i) if any utilities shall become unavailable from any public utility company, public authority or any other person or entity supplying or distributing such utility, or (ii) for any interruption in any utility service (including, but without limitation, any heating, ventilation or air conditioning) caused by the making of any repairs or improvements or by any cause beyond Landlord's reasonable control, and the same shall not constitute a default. termination or an eviction.

                                                  SEE ATTACHED RIDER FOR INSERTS


          ARTICLE 13. ESTOPPEL STATEMENT, ATTORNMENT AND SUBORDINATION

     SECTION 13.01. ESTOPPEL STATEMENT. Tenant agrees within ten (10) days after request by Landlord or from any mortgagee under any mortgage or any trustee under any deed of trust on the real property on which the building containing the leased premises is located or of which the leased premises are a part, to execute in recordable form and deliver to Landlord, to the party requesting said statement or to any person, firm or corporation designated by Landlord, a statement, in writing, certifying (a) that this Lease is in full force and effect, (b) the date of commencement of the term of this Lease, (c) that rent is paid currently without any offset or defense thereto, (d) The amount of rent, if any. paid in advance, (e) whether the Lease has been modified and, if so, identifying the modifications, (f) that there be no uncured defaults by Landlord or stating in detail those claimed by Tenant, and (g) any other matters relating to the status of this Lease provided, that in fact, such facts are accurate and ascertainable.

     SECTION 13.02. AT'TORNMENT. Tenant understands and hereby acknowledges that the Landlord herein is the lessee under the Master Lease and that this Lease is subject and subordinate to such Master Lease and any amendments thereto. Tenant covenants and agrees that if, by reason of any default upon the part of the Landlord herein as lessee under such Master Lease, the Master Lease is terminated by summary proceedings, voluntary agreement or as otherwise permitted or required by law, Tenant shall attorn to and recognize the lessor under such Master Lease as

Tenant's landlord under this Lease. The provisions of this Section 13.02 are automatically effective without the necessity of further action by Tenant, Landlord or the lessor under the Master Lease. Tenant agrees to execute and deliver at any time, upon request of Landlord or of the lessor under the Master Lease or of any person. firm or corporation which shall succeed to the interest of Landlord or of such lessor, an instrument to evidence such attornment. Tenant waives the provisions of any law now or hereinafter in effect or any other provision of this Lease which may give Tenant any right of election to terminate this Lease or to surrender possession of the leased premises in the event that any proceeding is brought by the lessor under such Master Lease to terminate such Master Lease or in the event that any proceeding is brought by any mortgagee to foreclose any mortgage affecting the fee title to, or Landlord's interest in, the leased premises or the Master Lease. In the event any proceedings are brought for the foreclosure of, or in the event of the conveyance by deed in lieu of foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Landlord covering the leased premises, or in the event Landlord sells, conveys or otherwise transfers its interest in the Shopping Center or any portion thereof containing the leased premises, this Lease shall remain in full force and effect and Tenant hereby attorns to, and covenants and agrees to execute an instrument in writing reasonably satisfactory to the new owner whereby Tenant attorns to such successor in interest and recognizes such successor as the Landlord under this Lease.

     SECTION 13.03. SUBORDINATION. Tenant agrees that this Lease shall, at the request of the Landlord, be subordinate to any first mortgages or deeds of trust that may hereafter be placed upon the leased premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof, provided the mortgagee or trustee named in said mortgages or deeds shall agree to recognize the Lease of Tenant in the event of foreclosure if Tenant is not in default. Tenant also agrees that any mortgagee or trustee may elect to have this Lease a prior lien to its mortgage or deed of trust, and in the event of such election, and upon notification by such mortgagee or trustee to Tenant to that effect, this Lease shall be deemed prior in lien to the said mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of said mortgage or deed of trust. Tenant agrees, that upon the request of Landlord, any mortgagee or any trustee, Tenant shall execute whatever instruments may be required to carry out the intent of this Section.

     SECTION 13.04. REMEDIES. Failure of the Tenant to execute any statement or instruments necessary or desirable to effectuate the foregoing provisions of this Article within ten (10) days after written request to do so by Landlord, shall constitute a breach of this Lease and the Landlord shall have the right by not less than ten (10) days notice to Tenant to declare this Lease terminated and the term ended, in which event, this Lease shall cease and terminate on the date specified in such notice with the same force and effect as though the date set forth in such notice were the date originally m forth herein and fixed for the expiration of the term, and Tenant shall vacate and surrender the leased premises but shall remain liable as provided in this Lease. Further, Tenant hereby irrevocably appoints Landlord as attorney in fact for the Tenant with full power and authority to execute and deliver in the name of the Tenant any such statements or instruments.

                      ARTICLE 14. ASSIGNMENT AND SUBLETTING

     SECTION 14.01. PROHIBITION (a) Notwithstanding any references to assignees, subtenants, concessionaires or other similar entities in this Lease, Tenant shall not (i) assign or otherwise transfer, or mortgage or otherwise encumber, this Lease or any of its rights hereunder, (ii) sublet the leased premises or any part thereof. Or permit the use of the leased premises or any part thereof by anyone, or (iii) permit the assignment or other transfer of this Lease or any of Tenant's rights hereunder by operation of law. Any such attempted or purported transfer. assignment, mortgaging or encumbering of this Lease or any of Tenant's interest hereunder and any attempted or purported subletting or grant of a right to use or occupy all or a portion of the leased premises in violation of the foregoing sentence, whether voluntary or involuntary or by operation of law or otherwise, shall be null and void and shall not confer any rights upon any purported transferee, assignee, sublessee, mortgagee, or occupant, and shall, at Landlord's option, terminate this Lease without relieving Tenant of any of its obligations hereunder for the balance the stated term. Nothing contained elsewhere in this Lease shall authorize Tenant to enter into any franchise concession, license. permit, subtenancy, departmental operation arrangements or the like, except pursuant provisions of this Article
14. In the event that Tenant, notwithstanding the foregoing prohibition, does assign or manner transfers this Lease or any estate or interest therein, Tenant shall in no way be released from any of its obligations under this Lease. The sale, issuance, or transfer of any voting capital stock, of Tenant or Tenant's Guarantor or any corporate entity which directly or indirectly controls Tenant (if Tenant or Tenant's Guarantor or such entity be a non-public corporation the stock of which is not traded on any exchange or over the counter), which results; in a change in the voting control of Tenant, or Tenant's Guarantor or the corporate entity which directly or indirectly controls Tenant shall be deemed to be an assignment of this Lease within the meaning of this Section. If the Tenant is a partnership or an unincorporated association, then the sale, issuance or transfer of a majority interest therein. the transfer of a majority interest in or a change in the voting control of any partnership or unincorporated association or corporation which directly or indirectly controls Tenant, or the transfer of any portion or all of any general partnership or managing interest in Tenant or in any such entity, or any change or conversion of Tenant or of any such entity to a limited liability entity, shall be deemed to be a prohibited assignment of this Lease within the meaning of this Article
14. The consent by Landlord to any assignment, transfer, or subletting to any party shall not be construed as a waiver or release of Tenant under the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of rent from any such assignee, transferee, subtenant or occupant constitute a waiver or release of Tenant of any covenant or obligation contained in this Lease. Violation(s) of the foregoing shall constitute a default under the provisions of Article 19.

                                                  SEE ATTACHED RIDER FOR INSERTS

     (b) Without conferring any rights upon Tenant not otherwise provided in this Article 14, in the event of an assignment or transfer of Tenant's interest in this Lease, or a sublease of all or a portion of the leased premises, to a third party, any monthly rent or other payment accruing to Tenant as the result of any such assignment, transfer, or sublease, including any lump sum or periodic payment in any manner relating to such assignment, transfer, or sublease, which is in excess of the rent then payable by Tenant under the Lease shall be paid by Tenant to Landlord monthly as additional rent. Landlord may require a certificate from Tenant specifying the full amount of any such payment of whatsoever nature. Notwithstanding any assignment, subletting or transfer of this Lease or Tenant's rights hereunder, Tenant shall remain fully liable on this Lease and for the performance of all terms, covenants and provisions of this Lease.

     (c) Any costs and expenses, including attorneys' fees incurred by Landlord in connection with any proposed or purported assignment, transfer or sublease shall be borne by Tenant and shall be payable to Landlord as additional rent. It is understood and agreed that the restrictions set forth in this Article are of primary importance in enabling Landlord to control the mix of tenants in the Shopping Center.

                                ARTICLE 15. WASTE

     SECTION 15.01. WASTE OR NUISANCE. Tenant shall not commit or suffer to be committed any waste upon the leased premises, and Tenant shall not place a load upon any floor of the leased premises which exceeds the floor load per square foot area which such floor was designed to carry. Tenant shall not commit or suffer to be committed any nuisance or other act or thing which may disturb the quiet enjoyment of any other occupant or tenant of the Shopping Center. Tenant shall not use or permit the use of any medium that might constitute a nuisance, such as loud speakers, sound amplifiers, phonographs, radios, televisions, or any other sound producing device which will carry sound outside the leased premises. Tenant agrees that business machines and mechanical- equipment used by Tenant which causes vibration or noise that may be transmitted to the building or buildings comprising the Shopping Center or to the leased premises to such a degree as to be reasonably objectionable to Landlord or to any occupants or tenants in the Shopping Center shall be placed and maintained by Tenant at its expense in settings of cork. rubber or spring-type vibration eliminators sufficient to eliminate such vibrations or noise.

                   ARTICLE 16. TRADE NAME, PROMOTIONAL CHARGE

     SECTION 16.01. TRADE NAME. Tenant agrees (a) to operate its business in the leased premises under the trade name described in the Data Sheet and under no other, so long as the same shall not be held to be in violation of any applicable law, and (b) not to change the advertised name or character of the business operated in the !eased premises, and (c) to refer to the Shopping Center by name, ("Jersey Gardens" or such other name as Landlord may designate from time to time) in designating the location of the leased premises in all newspaper and other advertising and in all other references to the location of the leased premises; and (d) to include in all of its newspaper advertising during the thirty (30) day period prior to the date of the grand opening of the Shopping Center the designation in bold type that Tenant is opening for business in the Shopping Center.

     SECTION 16.02. SOLICITATION OF BUSINESS. Tenant and Tenant's employees and agents shall not solicit business in the parking or other common areas, nor shall Tenant distribute any handbills or other advertising matter in the parking area or other common areas. The foregoing shall also apply to any other person occupying the leased premises under arrangement with Tenant.

     SECTION 16.03. PROMOTIONAL CHARGE. (a) Landlord shall provide or cause to be provided a program of advertising and promotional events which shall, in Landlord's judgment, serve to enhance and promote the regional development. Landlord may establish a promotional service to furnish and maintain promotion which in Landlord's judgment, will benefit the regional development. In conjunction with such service, Landlord may provide a marketing director and other personnel and equipment as reasonably required, in Landlord's opinion, to promote the regional development and Landlord shall be reimbursed for all such costs and expenses out of the promotional charges collected each year by Landlord. As Tenant's share of the cost and expense of said advertising and promotion, Tenant shall pay to Landlord an annual promotional charge in the amount set forth in the Data Sheet, subject to increases is herein provided. Said annual sum shall be payable by Tenant to Landlord in twelve (12) equal monthly installments, in advance on the first day of each calendar month without deduction or offset. Failure of Tenant to pay all amounts when due shall carry the same consequences as failure to pay rent. The annual promotional charge payable by Tenant will be adjusted commencing on the February 1 immediately succeeding the Commencement Date of this Lease, and annually thereafter, by a percentage equal to the percentage increase from the base period of the Consumer Price Index (to the respective February 1st or the closest month thereto that the Index is published (but in no event shall Tenant pay less than the minimum specified above). The term "base period" shall initially refer to the date of the grand opening of the Shopping Center (as determined by Landlord) and following the first increase hereunder shall refer to the month of January immediately preceding the lease year for which the promotional charge was last adjusted. Tenant also agrees to pay to Landlord an initial promotional charge in addition to the foregoing charge, in the amount set forth in the Data Sheet, within ten (10) days after demand therefor.

     (b) Landlord reserves the right and option to cease providing promotional services and to cause a Merchants Association to be formed. In such event, (i) Tenant shall become a member thereof and will maintain membership in







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


good standing and will abide by the regulations thereof and cooperate in the activities of such Merchants' Association during the term of this Lease; and
(ii) in lieu of payment to Landlord, as above, Tenant shall pay monthly dues to the Merchants' Association, subject to adjustment as above provided, in an amount equal to the monthly promotional charge.

                   ARTICLE 17. DESTRUCTION OF LEASED PREMISES

     SECTION 17.01. RECONSTRUCTION. In the event the leased premises shall be partially or totally destroyed by fire or other casualty insured under the insurance carried by Landlord pursuant to Section 11.02 of this Lease as to become partially or totally untenantable, then the damage to the leased premises shall be promptly repaired, unless Landlord shall elect not to rebuild as hereinafter provided, and the Minimum Rent and other charges (to the extent such charges are based on the square footage of the leased premises) shall be abated in proportion to the amount of the leased premises rendered untenantable and the Minimum Gross Sales above which annual Percentage Rent is computed and payable shall likewise be proportionately reduced until so repaired. Payment of full rent and charges so abated shall commence and Tenant shall be obligated to reopen for business on the thirtieth (30th) day following the date the leased premises are tenantable unless Tenant opens earlier in the damaged area or remains open in such area following destruction or damage, in which event there shall be no abatement or an abatement shall terminate as of the date of Tenant's earlier reopening. Landlord shall be obligated to cause such repairs to be made unless Landlord, at its sole option, elects to cause Tenant to make such repairs, in which event Tenant shall promptly complete the same, and Landlord will make available to Tenant for the sole purpose of reconstruction of the leased premises such portion of the insurance proceeds received by Landlord from its insurance carrier, under policies carried pursuant to Section 11.02 of this Lease, allocated to the leased premises. Any amount expended by Tenant in excess of such insurance proceeds received by Landlord and made available to Tenant shall be the sole obligation of Tenant. In the event of reconstruction or repair by Landlord, any amount expended by Landlord in repairing the improvements to the leased premises in excess of the proceeds of the insurance received by Landlord pursuant to Section 11.02 of this Lease allocated to the leased premises shall be repayable by Tenant to Landlord within ten (10) days after receipt by Tenant from Landlord of a statement setting forth the amount of such excess. Landlord's insurance carrier shall determine the amount of insurance proceeds attributable to the damage to such improvements, which determination shall be binding upon Landlord and Tenant. The party required hereunder to repair the damage to the leased premises shall reconstruct such leased premises in accordance with the working drawings originally approved by Landlord. In no event shall Landlord be required to repair or replace Tenant's merchandise, trade fixtures, furnishings or equipment. If more than thirty-five percent (35%) of the floor area of the building in which the leased premises are located shall be damaged or destroyed by fire or other casualty, or if during the last three
(3) years of the term hereof more than twenty-five percent (25 %) of the leased premises or of the floor area of the building in which the leased premises are located shall be damaged or destroyed by fire or other casualty, then Landlord may either elect that the building and/or the leased premises, as the case may be, be repaired or rebuilt or, at its sole option, terminate this Lease by giving written notice to Tenant of its election to so terminate, such notice to be given within ninety (90) days after the occurrence of such damage or destruction. If Landlord is required or elects to repair or rebuild or requires the Tenant to repair or rebuild the leased premises as herein provided Tenant shall, at Tenant's sole cost, repair or replace its merchandise. trade fixtures, furnishings and equipment in a manner and to at least a condition equal to that prior to its damage or destruction.

     SECTION 17-02. WAIVER OF SUBROGATION. Each party hereto does hereby remise, release and discharge the other party hereto and any officer, agent, employee or representative of such parry, of and from any liability whatsoever hereafter arising from loss, damage or injury caused by fife or other casualty for which insurance (permitting waiver of liability and containing a waiver of subrogation) is carried or required hereunder to be carried by the injured party at the time of such loss, damage or injury, to the extent of any recovery by the injured party under such insurance.

                           ARTICLE 18. EMINENT DOMAIN

     SECTION 18.01. TOTAL CONDEMNATION OF LEASED PREMISES. If the whole of the leased premises shall be taken by any public authority under the power of eminent domain or sold to a public authority under threat or in lieu of such a taking, then the term of this Lease shall cease as of the day possession shall be taken by such public authority and the rent shall be paid up to that day with a proportionate refund by Landlord of such rent as may have been paid in advance for a period subsequent to the date of the taking.

     SECTION 18.02. PARTIAL CONDEMNATION. (a) If less than the whole but more than forty percent (40%) of the leased premises or more than forty percent (40%) of the common areas shall be taken under eminent domain, Tenant shall have the right either to terminate this Lease and declare same null and void as of the day possession is taken by public authority or, subject to Landlord's right of termination as set forth in Section 18.02(c) of this Article, to continue in possession of the remainder of the leased premises, and shall notify Landlord, in writing within ten ( 10) days after such taking of Tenant's intention. In the event Tenant elects to remain in possession, all of the terms herein provided shall continue in effect, except that the annual Minimum Rent shall be reduced in proportion to the amount of the leased premises taken and the Minimum Gross Sales above which annual Percentage Rent is computed and payable shall likewise be proportionately reduced. and Landlord shall, at its own cost and expense, make all the necessary repairs or alterations to the basic building, as originally installed by Landlord, so as to constitute the remaining leased premises a complete architectural unit.









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



     (b) If forty percent (40%) or less of the leased premises shall be so taken, the lease term shall cease only as to the part so taken as of the day possession shall be taken by such public authority, and Tenant shall pay rent up to that day, with appropriate refund by Landlord of such rent as may have been paid in advance for a period subsequent to the date of the taking, and thereafter the annual Minimum Rent shall be reduced in proportion to the amount of the leased premises taken and the Minimum Gross Sales above which annual Percentage Rent is computed and payable shall likewise be proportionately reduced. Landlord shall, at its expense, make all necessary repairs or alterations to the basic building, as originally installed by Landlord, so as to constitute the remaining leased premises as a complete architectural unit.

     (c) If more than forty percent (40%) of the building in which the leased premises are located or more than forty percent (40%) of the leased premises or more than forty percent (40%) of the common areas shall be taken under the power of eminent domain or sold to a public authority under threat or in lieu of such a taking, Landlord may, by written notice to Tenant, delivered on or before the tenth (10th) day following the date of surrendering possession to the public authority, terminate this Lease as of the day possession is taken by public authority. The rent shall be paid up to that day with a proportionate refund by Landlord of such rent as may have been paid in advance for a period subsequent to the taking.

     SECTION 18.03. LANDLORD'S AND TENANT'S DAMAGES. All damages awarded for taking under the power of eminent domain, whether for the whole or a part of the leased premises, shall belong to and be the property of Landlord whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the leased premises and Tenant shall have no claim against either Landlord or the condemning authority with respect thereto; provided, however, that Landlord shall not be entitled to any award specifically designated as compensation for depreciation to, and cost of removal of, Tenant's stock and trade fixtures.

     SECTION 18.04. GOVERNMENTAL REGULATION. It is mutually agreed that (i) any reduction in the parking area, number of parking spaces in the Shopping Center, and/or restriction on the number of motor vehicles that may enter the Shopping Center by action or order of any governmental authority, quasi-governmental authority, and/or by any court having jurisdiction over the leased premises, shall not constitute such a taking or condemnation under this Lease that would entitle Tenant to terminate the Lease, (ii) any such reduction, restriction, action or order, and/or any compliance by Landlord with any order, rule or regulation of any such authority, with any such judicial decree, and/or any such existing or future order, rule, regulation, judicial decree or law shall not constitute a default under this Lease by Landlord so as to entitle Tenant to terminate this Least and the Lease shall remain in full force and effect, and
(iii) as between Landlord and Tenant, Landlord may, but shall not be obligated to, comply with any such order. rule, regulation, judicial decree or law.

                                                  SEE ATTACHED RIDER FOR INSERTS

                          ARTICLE 19. DEFAULT OF TENANT

     SECTION 19.01. RIGHT TO REENTER (a) In the event of (1) any failure of Tenant to pay any rent or other charges due hereunder within ten (10) days after the same shall be due, (2) any failure of Tenant to move into the leased premises and to open for business on the date specified in Article I hereof, or to continuously operate its business pursuant to Section 7.02 for the purposes specified in Section 7.01 hereof, or (3) if Tenant shall abandon or vacate the leased premises, or permit this Lease to be taken under any writ of execution or similar writ or order or if there shall be any default by Tenant or any entity affiliated with Tenant with respect to any financing instrument or arrangement, if any, relating to any items used in, or operation of business upon the leased premises, or (4) any failure to perform any of the other terms, covenants or conditions of this Lease to be observed or performed by Tenant or more than thirty (30) days after written notice of such default shall have been mailed to Tenant; then Landlord, besides any other rights or remedies it may have, shall have the right to declare this Least terminated and the term ended in which event Tenant shall vacate and surrender the leased premises but shall remain liable for all obligations arising during the balance of the original stated term as hereafter provided as if this Lease had remained in full force and effect and Landlord shall have the right to bring a special proceeding to recover possession from Tenant holding over Landlord shall have the immediate right, in any such event, of re-entry by summary proceedings or otherwise and remove all persons and property from the leased premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, without evidence of notice or resort to legal process and without being deemed guilty of trespass, or conversion, or becoming liable for any loss or damage, which may be occasioned thereby.

     (b) Notwithstanding the foregoing provisions of this Section, in the event Tenant shall fail to perform or shall default in the performance of any term, covenant or condition of this Lease on two (2) or more separate occasions during any twelve-month period, then, even though such failures or defaults may have been cured by Tenant, any further failure or default by Tenant during the term of this Lease shall be deemed a default without the ability for cure by Tenant. During the continuance of any failure of performance or any default by Tenant in the performance of any term, covenant or condition of this Lease, Tenant shall not be entitled to exercise any rights or options, or to receive any funds or proceeds being held under or pursuant to this Lease, notwithstanding any contrary provisions contained herein. In the event of re-entry by Landlord, Landlord may remove all persons and property from the leased premises and such property may be stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant. without notice or resort to legal process and without Landlord being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. In the event Tenant shall not remove its property from the leased premises within ten
(10) days after Tenant has vacated the leased premises, then such property shall
                                              ---------
be  deemed
abandoned by Tenant and Landlord may dispose of the same without liability to Tenant. To the extent that this Lease specifically provides for any abatement of rent otherwise payable by Tenant under this Lease, or any payment by Landlord to Tenant, such abatement shall not be effective, nor shall such payment be required to be made, if Tenant shall have failed to observe or perform any of Tenant's obligations hereunder or if Tenant shall otherwise be in default hereunder, and Tenant shall be obligated to immediately repay to Landlord the amount of any rent previously abated or the amount of any payment previously made by Landlord to Tenant hereunder, notwithstanding anything contained in this Lease to the contrary.

                                                  SEE ATTACHED RIDER FOR INSERTS

     SECTION 19.02. RIGHT TO RELET. Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the leased premises, and relet the leased premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rent or rents and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such reletting all rents and other sums received by Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting; including reasonable brokerage fees and attorneys' fees and of costs of such alterations and repairs; third, to the payment of rent and other charges due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rents and other sums received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord; if such rents and sums shall be more, Tenant shall have no right to, and shall receive no credit for the excess. Such deficiency shall be calculated and paid monthly. No such reentry or taking possession of the leased premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the leased premises, reasonable attorneys' fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the leased premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In determining the rent which would be payable under this Lease by Tenant subsequent to default, the Percentage Rent for each year of the unexpired portion of the term shall be equal to the average annual Percentage Rent payable by Tenant from the commencement of the term to the time of default, or during the preceding three (3) full least years, whichever period is shorter, the failure or refusal of Landlord to relet the leased premises shall not affect Tenant's liability. The terms "entry" and "re-entry" are not limited to their technical meanings. Nothing contained in this Lease shall be construed to limit or prejudice the right of Landlord to prove for and obtain as damages by reason of the termination of this Lease or re-entry of the leased premium for the default of Tenant under this Lease an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount shall be greater than any of the sums referred to in this Section 19.02.

     SECTION 19.03. LEGAL EXPENSES. In case suit shall be brought for recovery of possession of the leased premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept and performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred therefor including reasonable attorneys' fees.

     Section 19.04. WAIVER OF COUNTERCLAIMS AND TRIAL BY JURY. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall, and they hereby do, waive trial by Jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of the leased premises, and any emergency statutory or any other statutory remedy. Tenant shall not interpose any counterclaim or counterclaims in a summary proceeding or other action based on termination or holdover, it being the intent of the parties hereto that Tenant be strictly limited in such instance to bringing a separate action in the court of appropriate jurisdiction. The foregoing waiver is a material inducement to Landlord making, executing and delivering this Lease and Tenant's waiver of its right to counterclaim in any summary proceeding or other action based on termination or holdover is done so knowingly, intelligently and voluntarily.

     SECTION 19.05. WAIVER OF RIGHT OF REDEMPTION. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of (he leased premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease, or otherwise.

of Tenant, or otherwise. During the six (6) months prior to the expiration of the term of this Lease or inv renewal term, Landlord may exhibit the leased premises to prospective tenants and place upon the leased premises the usual notices "To Let" or "For Rent" which notices Tenant shall permit to remain thereon without molestation.

     SECTION 21.02. EXCAVATION. If any excavation shall be made upon land adjacent to the leased premises, Tenant shall permit the party authorized to cause such excavation to be made to enter upon the leased premises for the purpose of doing such work as such party may deem necessary to preserve the wall of the building of which the leased premises forms a part from damage and to support the same by proper foundations and shorings, and Tenant hereby waives all claims for inconvenience, disturbance, loss of business or other damages against Landlord therefor and without in any mariner affecting Tenant's obligations under this Lease, nor shall the same constitute any grounds for an abatement of any rents hereunder.

                          ARTICLE 22. TENANT'S PROPERTY

     SECTION 22.01. TAXES ON TENANT'S PROPERTY. Tenant shall be responsible for and shall pay before delinquency, all municipal, county, state and federal taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the leased premises by the Tenant.

     SECTION 22.02. LOSS AND DAMAGE. The Landlord shall not be responsible or liable to the Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the leased premises or any part of the budding of which the leased premises are a part, or for any loss or damage resulting to the Tenant or its property from bursting, stoppage or leaking of water, gas, sewer or steam pipes or for any damage of loss of property within the leased premises from any cause whatsoever.

     SECTION 22.03. NOTICE BY TENANT. Tenant shall give immediate notice to Landlord in case of fire or accidents in the leased premises or in the building of which the leased premises are a part.

                            ARTICLE 23. HOLDING OVER

     SECTION 23.01. HOLDING OVER. Any holding over without Landlord's consent shall entitle Landlord to immediately re-enter the leased premises and dispossess Tenant. No holding over by Tenant after the expiration or termination of the term of this Lease shall operate to extend the term of this Lease. In the event of any unauthorized holding over, Tenant shall indemnify and hold harmless Landlord against all claim for damages by any other tenant to whom Landlord may have leased all or any part of the leased premises effective upon the termination of this Lease. In the event of any holding over by Tenant after expiration or termination of this Lease without the consent of Landlord, Tenant shall pay as holdover rental for each month of the holdover tenancy an amount equal to the greater of (x) fair market rental value of the leased premises for such month (as reasonably determined by Landlord) and (y) twice the monthly Minimum Rent herein specified plus one-twelfth (1/12th) of the average annual Percentage Rent and additional rent payable hereunder for the three (3) least years immediately preceding, or the entire portion of the !ease term, if less than three (3) lease years. Any holding over after the expiration of the term hereof with the consent of the Landlord, shall be construed to be a tenancy from month to month (at twice the monthly Minimum Rent herein specified plus one-twelfth (1/ 12th) of the average annual percentage rent payable hereunder for the three (3) lease years immediately preceding, or the entire portion of the lease term, if less than three (3) lease years), and shall otherwise be on the same terms and conditions herein specified so far as applicable. Nothing contained in this Section shall imply any right of Tenant to remain in the leased premises after the expiration or termination of this Lease without the execution of a new lease, (ii) imply any obligation of Landlord to grant a new lease or (iii) be construed to limit any right or remedy that Landlord has against Tenant as a holdover tenant or trespasser.

     SECTION 23.02. SUCCESSORS. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the said parties; and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee or transferee of Tenant and no rights or benefits shall be conferred upon any such assignee or transferee by reason of this Section 23.02 unless such rights or benefits shall be expressly otherwise set forth in this Lease.

                        ARTICLE 24. RULES AND REGULATIONS

     SECTION 24.01. RULES AND REGULATIONS. Tenant agrees to comply with and observe the rules and regulations set forth on Exhibit 'F", attached hereto and made a part hereof, and with all other rules and regulations established by Landlord from time to time, provided the same shall apply uniformly to all tenants of the Shopping Center. Tenant's failure to observe said rules and regulations shall constitute a breach of the terms of this Lease in the mariner as if the same were contained herein as covenants.

                           ARTICLE 25. QUIET ENJOYMENT

     SECTION 25.01. LANDLORD'S COVENANT. Upon payment by the Tenant of the rents herein provided. and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the leased premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease, and any mortgages to which this Lease is subordinate.

                         ARTICLE 26. SECURITY PROVISION

     SECTION 26.01. SECURITY. Simultaneously with the execution of this Lease, Tenant shall deposit with Landlord a sum in the amount set forth in the Data Sheet as a security deposit. Such security deposit shall be considered security for the faithful payment and performance, by Tenant of all covenants, conditions and agreements of this Lease, but in no event shall the Landlord be obliged to apply the same upon rents, or other charges in arrears or upon damages for the Tenant's failure to perform the said covenants, conditions and agreements; but the Landlord, may so apply the security, at its option; and the Landlord's right to bring a special proceeding to recover or otherwise to obtain possession of the leased premises before or after Landlord's declaration of the termination of this Lease for non-payment of rent or for any other reason, shall not, in any event, be affected by reason of the fact that the Landlord holds this security. The said sum, if not applied toward the payment of rent in arrears or toward the payment of damages suffered by the Landlord by reason of the Tenant's breach of the covenants, conditions and agreements of this Lease, is to be returned to the Tenant without interest, except as provided by law, when this Lease is terminated, according to these terms, and in no event is the said security to be returned until the Tenant has vacated the leased premises and delivered possession to the Landlord. In the event that the Landlord repossesses itself of the leased premises whether by special proceeding or re-entry or otherwise became of the Tenant's default or because of the Tenant's failure to carry out the covenants, conditions and agreements of this Lease, the Landlord may apply the said security upon all damages suffered to the date of said repossession and may retain the said security to apply upon such damages as may be suffered or accrue thereafter by reason of the Tenant's default or breach. In the event any bankruptcy, insolvency, reorganization or other creditor-debtor proceedings shall be instituted by or against Tenant, or its successors or assigns, or any guarantor of Tenant hereunder, such security deposit shall be deemed to be applied First to the payment of any rents and/or other charges due Landlord for all periods prior to the institution of such proceedings and the balance, if any, of such security deposit may be retained by Landlord in partial liquidation of Landlord's damages. The Landlord shall not be obligated to keep the said security deposit as a separate fund, but may commingle the said security deposit with its own funds. In the event Landlord shall from time to time elect to apply all or pan of the security deposited by Tenant pursuant to this section, then Tenant shall, in such event upon five (5) days notice in writing, deposit with Landlord additional security so that at all times Landlord shall have in its possession security in the amount set forth in this section. In the event of the sale or transfer of Landlord's interest in the building in which leased premises are located, Landlord shall transfer the security deposit to such purchaser or transferee, in which event Tenant shall be entitled to look to the new landlord for the return of the security deposit, and Landlord shall thereupon be released from all liability to Tenant for the return of such security deposit. Tenant agrees that it will not took to any trustee, mortgagee or successor in tide to the budding, for accountability for any security deposit or related sums held by Landlord or its successor landlords hereunder, unless and only to the extent such sums have actually been received by said mortgagee, trustee or successor in tide.

                         ARTICLE 27. REGULATED SUBSTANCE

     SECTION 27.01. DEFINITION OF REGULATED SUBSTANCE. The term "regulated substance' shall be defined to include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous waste, toxic substance or related matters, petroleum and petroleum products, and any substance or material defined or classified as hazardous, toxic, dangerous, or a waste or a pollutant under any law or regulation now or hereafter enacted or promulgated by any governmental authority having proper jurisdiction (such law or regulation sometimes hereinafter referred to as an "Environmental Law"). The term "Environmental Law" shall include, without limitation, Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., as amended ("CERCLA"); the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq., as amended ("RCRA") and to each federal. state or local law, code, ordinance, permit, regulation or guideline now in effect or which may hereafter be enacted or go into effect, relating to or affecting the leased premises, the Shopping Center, and the real estate of which the Shopping Center is a part, and relating to pollution or concerning the impact on the environment of construction, land use, maintenance and operation of structures, and the conduct of business. Tenant will not cause. or permit to be caused, any act or practice, by negligence, omission, or otherwise, that would adversely affect the environment, or do anything or permit anything to be done that would violate any Environmental Law. Any violation of this covenant shall be deemed to be an event of default pursuant to Article 19 hereof.

     SECTION 27.02. TENANT'S RESTRICTIONS. Tenant shall not cause or permit to occur the following: (a) any violation of any federal, state or local Environmental Law, laws, ordinances or regulations, now or hereinafter enacted. related to environmental conditions on, under, or about the leased premises or arising from Tenant's use or occupancy of the leased premises, including, but not to be limited to, air, soil, and ground water conditions, or (b) the





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


use, generation. release, manufacturing, refining, production, processing, storage or disposal of any regulated substance. on, under, or about the leased premises, or the transportation to or from the leased premises of any regulated substance.

     SECTION 27.03. TENANT'S OBLIGATIONS. (a) Tenant shall, at Tenant's expense, comply with any Environmental Law and with all laws, ordinances and regulations regulating the use, generation, storage, transportation, or disposal of a regulated substance.

     (b) Tenant shall, at Tenant's own expense, make all submissions to provide all information required by, and shall comply with, all requirements of all governmental authorities.

     (c) Should any authority demand that a clean-up plan be prepared and that clean-up be undertaken because of any deposit, spill, discharge, or other release of a regulated substance that occurred during the term of this Lease, at or from the leased premises which arise at any time from Tenant's use or occupancy of the leased premises, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and all related bonds and other financial assurances and Tenant shall carry out all such clean-up plans.

     (d) Tenant shall promptly provide all information regarding the use, generation, storage, transportation or disposal of regulated substances as relating to the leased premises to Landlord. If Tenant fails to fulfill any duty imposed under this Section, Landlord may do so and, in such case, Tenant shall cooperate with Landlord in order to prepare all documents Landlord may deem necessary or appropriate to determine the applicability of the laws to the leased premises and Tenant's use thereof, and for the compliance therewith, and Tenant shall execute all documents promptly upon Landlord's request. No such action by Landlord and no attempt by Landlord to mitigate damages under any law shall constitute a waiver of any of Tenant's obligations under this Lease. In addition, Landlord shall be reimbursed within thirty (30) days of demand, for any and all costs and expenses incurred by Landlord on behalf of Tenant.

     (e) Tenant shall, at Tenant's own expense, comply with the New Jersey Industrial Site Recovery Act and the regulations promulgated thereunder ("ISRA"), with respect to any ISRA-triggering event. Notwithstanding any other terms to the contrary contained in this Lease, Tenant shall not pursue or implement: any engineering control. institutional control (including without limitation, a declaration of environmental restriction or classification exception area), or the like, without Landlord's prior written authorization and consent. The Tenant's obligations and liabilities under this Article shall survive the expiration or earlier termination of the Lease.

     SECTION 27.04. TENANT'S INDEMNITY. Tenant shall indemnify, defend, and hold harmless the Landlord, mortgagees, and any other party setting forth an interest in the property and their respective officers. directors, beneficiaries, shareholders, partners, agents, and employees from all fines, suits, procedures, claims, and actions of every kind and all costs associated therewith, including attorneys' and consultant fees, arising out of or in any way connected with any deposit, spill, discharge, or other release of a regulated substance that occurs during the term of this Lease, at or from the leased premises or which arise at any time, from Tenant's use or occupancy of the leased premises, or from Team's failure to provide all information, make all submissions, or to take all steps required by all authorities under the laws and all other Environmental Laws. Said indemnity shall survive the expiration or earlier termination of the lease term.

     SECTION 27.05. LANDLORD'S INDEMNITY. Landlord shall indemnify, defend and hold harmless Tenant, its officers, directors, beneficiaries, shareholders, partners, agents and employees (herein "Indemnitee") from all fines, suits, procedures, claims, and actions, of every kind and all costs associated therewith, including attorney and consultant fees, arising out of or in any way connected with any deposit, spill, discharge, or other release or a regulated substance (herein "Occurrence"), at or from the regional development, that occurred prior to the date on which the NJDEP (as defined in 7.03) issued the No Further Action Letter (as defined in 7.03), except to the extent that the Indemnitee contributed to the Occurrence and except to the extent that Tenant fails to give notice(s) to Landlord as herein required (and then only to the extent of the additional cost or prejudice which is due to the failure to give notice(s)), but in no event shall the foregoing indemnity be of any force or effect if Tenant fails to execute timely deliver to Landlord the Certification as defined in 7.03. Tenant acknowledges and agrees to execute and deliver to Landlord, simultaneous with Tenant's execution of this Lease and delivery thereof to Landlord, the Certification as defined in 7.03. Tenant further agrees to immediately give notice to Landlord, to the extent Tenant has knowledge of any Occurrence or any event which may give rise to an Occurrence, including without limitation, notice of any governmental inquiry, action or proceeding and a copy of any written notice, document, violation or inquiry related an Occurrence or pursuant to any Environmental Law. Notwithstanding anything in this Lease to the contrary, in no event shall Landlord be liable for indirect or consequential damages including, without limitation, lost profits and in no event shall Landlord be liable to the extent the damage is covered by Tenant's insurance or is required to be covered by the insurance which Tenant is obligated to maintain hereunder (inclusive of self-insurance and deductibles which are Tenant's risk). The indemnity provisions in this Article shall survive the expiration or earlier termination of the term of this Lease.

                      ARTICLE 28. MORTGAGEE NOTICE AND CURE

     Tenant agrees that in the event Landlord is in default under this Lease, any mortgagee or trustee under a deed of trust of Landlord's interest in the leased premises shall be permitted (but not required) to enter the leased premises for the purpose of correcting or remedying such default, and Tenant agrees to accept performance by such mortgagee or trustee in lieu of performance by Landlord. Tenant further agrees that, from and after written notice from Landlord of the name and address of any mortgagee or trustee, Tenant will deliver notice to any such mortgagee or trustee of a default by Landlord under this Lease. Notwithstanding any provision of this Lease, Tenant agrees that no termination of this Lease or abatement or reduction of rent or any other amounts under this Least shall be effective unless and until such mortgagee or trustee has received notice and fails within thirty (30) days of the date on which Landlord's cure period expires to cure the default of Landlord in question, or if the default cannot be cured within said thirty (30) days, fails to commence and diligently prosecute the cure of such default. After notice is given by any trustee under a deed of trust or mortgagee of Landlord's interest in the leased premises that the mortgage or deed of trust is in default and that rentals under this Lease should be paid to such mortgagee or trustee, Tenant shall immediately commence to pay all such rentals to such mortgagee or trustee as they shall become due pursuant to this Lease.

           ARTICLE 29. SPECIAL REAL ESTATE INVESTMENT TRUST PROVISIONS

     During the term of this Lease or any extension thereof, should a real estate investment trust be or become Landlord (or a part of Landlord) hereunder, all provisions of this Lease shall remain in full force and effect except as modified by this Article 29.

     SECTION 29.01. ASSIGNMENT AND SUBLETTING. Without limiting any of the provisions of Section 14.01 hereof, neither Tenant nor any other person having an interest in the possession, use, occupancy or utilization of the leased premises shall enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of space in the leased premises which provides for rent or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the property leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the leased premises.

     SECTION 29.02. REAL ESTATE INVESTMENT TRUST TAX PROVISIONS. If Landlord in good faith determines that its status as a real estate investment trust under the provisions of the Internal Revenue Code of 1986, as heretofore or hereafter amended, will be jeopardized because of any provision of this Lease, Landlord may request reasonable amendments to this Lease and Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such amendments do not (a) increase the monetary obligations of Tenant pursuant to this Lease or
(b) in any other manner adversely affect Tenant's interest in the leased premises.

                            ARTICLE 30. MISCELLANEOUS

     SECTION 30.01. WAIVER. One or more waivers of any covenant or condition by Landlord shall not be construed as a waiver of subsequent breach of the same covenant or condition, and the consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant. No breach of a covenant or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. The failure of Landlord to insist upon a strict performance of any term, condition or covenant contained in this Lease shall not be deemed a waiver of any rights or remedies that Landlord may have and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions or covenants herein contained, and any such failure shall not be construed as creating a custom of Landlord's accepting other than strict performance or as modifying in any way the terms, covenants or conditions of this Lease. No act or thing done by Landlord or Landlord's agents shall be deemed an acceptance of surrender of the leased premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. The rights and remedies of Landlord under this Lease or under any specific section, subsection or clause hereof shall be cumulative and in addition to any and all other rights and remedies which Landlord has or may have elsewhere under this Lease or at law or equity, whether or not such section, subsection or clause expressly so states. Landlord shall have the right to obtain specific performance of any and all of the covenants or obligations of Tenant under this Lease, and nothing contained in this Lease shall be construed as or shall have he effect of abridging such right.

     SECTION 30.02. ENTIRE AGREEMENT. All exhibits, and riders, if any, attached hereto form a part of this Lease and shall be given full force and effect, as fully as if set forth at length herein. This Lease and the exhibits and rider, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements. conditions and understandings between Landlord and Tenant concerning the leased premises and there are no covenants. promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. No alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each party.

     SECTION 30.03. RULES OF CONSTRUCTION. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating a relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties herein, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant. Whenever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders. Time is of the essence in this Lease. Notwithstanding the fact that certain references elsewhere in this Lease to acts required to be performed by Tenant hereunder omit to state that such acts shall be performed at Tenant's sole cost and expense, unless the context clearly implies to the contrary, each and every act to be performed or obligations to be fulfilled by Tenant pursuant to this Lease shall be performed or fulfilled at Tenant's sole cost and expense.

     SECTION 30.04. DELAYS. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of its initial construction or maintenance and/or repair obligations required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a similar nature not the fault of the party delayed in performing work, then performance of such act shall be excused for the period of delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Section 30.04 shall not operate to delay the commencement of the term of this Lease or excuse Tenant From prompt payment of rent, Minimum Rent, Percentage Rent or any other payments required by the terms of this Lease provided, however, that the obligation of Tenant to initially open for business pursuant to Sections 1.02 and 1.03 may be delayed pursuant to this Section. Nothing in this Section shall relieve Tenant from the obligation to continuously operate the leased premises in accordance with Section 7.02 except to the extent it may be necessary during the period of any strikes, lockouts or other cause beyond Tenant's control, so long as Tenant shall make all reasonable and diligent efforts to shorten such period and to resume and continue to operate as soon as possible.

     SECTION 30.05. NOTICES. Unless specifically stated to the contrary in this Lease, any notice, demand, request or other instrument which may be or is required to be given by Tenant under this Lease or by law shall be sent by United States certified mail, return receipt requested, postage prepaid, or, by a national air courier service (i.e. one which delivers service in at least 48 states, such as Federal Express) provided that any such courier service provides written evidence of delivery, and shall be deemed to have been given as of the third day following receipt of same by Landlord; or, if required to be given by Landlord under this Least or by law, such notice, demand, request or other instrument may be sent by certified mail, by regular mail, by personal delivery, by a national air courier service (i.e. one which delivers service in at least 48 states, such as Federal Express) provided that any such courier service provides written evidence of delivery, or by other comparably reliable means, and shall be deemed to have been given upon the date of mailing or the date of other submission to Tenant, whichever of such dates shall be the first to occur; and shall be addressed (a) if to Landlord, to 20 South Third Street, Columbus, Ohio 43215, or at such other address as Landlord may designate by written notice, together with copies thereof to such other parties designated by Landlord, and (b) if to Tenant, to the leased premises or the address set forth for Tenant on page 1 of this Lease, or at such other address as Tenant shall designate by written notice.

     SECTION 30.06. CAPTIONS AND SECTION NUMBERS. The captions, section numbers, article numbers and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Least nor in any way affect this Lease.

     SECTION 30.07. BROKER'S COMMISSION. Tenant represents and warrants to Landlord that there are no claim for brokerage commissions or finder's fees in connection with this Lease, and Tenant agrees to indemnify Landlord and hold it harmless from all liabilities arising from any such claim (including, without limitation, the cost of counsel fees in connection therewith). Such agreement shall survive the termination of this Lease.

     SECTION 30.08 RECORDING. Tenant shall not record this Lease, or a memorandum or so-called 'short form" of this Lease, without the prior written consent of Landlord.

     SECTION 30.09. FURNISHING OF FINANCIAL STATEMENTS. Upon Landlord's written request, Tenant shall promptly furnish to Landlord, from time to time, financial statements reflecting Tenant's current Financial condition, which financial statements shall be certified as being true and correct by the chief financial officer and by the chief executive officer of Tenant, and shall upon Landlord's written request promptly furnish Landlord, from time to time. financial statements reflecting the current financial condition of each Guarantor of this Lease, which financial statements shall be certified as being true and correct by the chief financial officer and by the chief executive officer of each such Guarantor.

     SECTION 30.10. LANDLORD'S USE OF COMMON AREAS. Landlord reserves the right, from time to time, to utilize portions of the common areas for carnival type shows, rides and entertainment, outdoor shows, displays, automobile and other product shows, the leasing of kiosks, or such other uses which in Landlord's judgment tend to attract the public. Further, Landlord reserves the right to utilize the lighting standards and other areas in the parking facilities for advertising purposes.

     SECTION 30.11. TRANSFER OF LANDLORD'S INTEREST. In the event of any transfer or transfers of Landlord's interest in the leased premises, including a so-called sale-leaseback, the transferor shall be automatically relieved of any and all obligations on the part of Landlord accruing from and after the date of such transfer, including but not limited to, any obligation to Tenant with respect to the security deposit referred to in Section 26.01 of this Lease upon assignment of the same to the transferee, provided that the interest of the transferor, as Landlord, in any funds then in the hands of Landlord in which Tenant has an interest shall be turned over, subject to such interest, to the then transferee. Upon the termination of any Lease in a sale-leaseback transaction prior to termination of this Lease, the former lessee thereunder shall become and remain liable as Landlord hereunder until a further transfer. No holder of a mortgage or deed of trust to which this Lease is, or may be subordinate, shall be responsible in connection with the security deposited hereunder, unless such mortgagee or holder of such deed of trust of lessor shall have actually received the security deposited hereunder.

     SECTION 30.12. FLOOR AREA. The term "floor area", as used in this Lease, means with respect to leasable area in the Shopping Center, the aggregate number of square feet of floor space measured from the lease line

(fronting the enclosed mall), exterior faces of exterior walls (defined as a wall not shared with an adjacent tenant room), and the center line of party walls (defined as walls shared with an adjacent tenant room). No deduction or exclusion from floor area shall be made by reason of columns, stairs, elevators, escalators, shafts, ducts or other interior construction or equipment. For the purpose of this Lease, in determining the gross leasable floor area or the gross leased and occupied floor area of the regional development, there shall be excluded therefrom, at the sole option of Landlord, the area of any building not owned by Landlord, the floor area of any premises leased for the operation of a post-office type or packaging or delivery facility or other public/consumer-service or governmental facility, the floor area of any space without direct customer access from the enclosed Mall, and the total floor area utilized by Landlord for the operation of a skating rink or other recreational area, child care center, community room, library, project offices, and related rooms, common areas and project areas, which shall be deemed amenities to the Shopping Center.

     SECTION 30.13. LIABILITY OF LANDLORD. If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed, and if, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, tide and interest of Landlord in the Shopping Center site, subject nevertheless to the rights of Landlord's mortgagee, and neither Landlord nor any co-partner nor anyone owning an interest in or affiliated with Landlord herein shill be liable for any deficiency.

     SECTION 30.14. ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest due stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord shall accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other charges or pursue any other remedy in this Lease or in law or in equity.

     SECTION 30.15. EXECUTION OF LEASE. The submission of this Lease for examination does not constitute a reservation of or option for the leased premises, and this lease shall become effective as a lease only upon execution and delivery thereof by Landlord and Tenant.

     SECTION 30.16. LAWS OF THE STATE. This Lease shall be governed by and construed in accordance with the laws of the State of New Jersey where the regional development is located. If any provisions of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     SECTION 30.17. CONFIDENTIALITY. Tenant covenants to not disclose any part of this Lease to anyone other than its attorneys, accountants, employees, or lenders who need to know of its contents in order to perform their duties for Tenant. Any other disclosure be an event of default under this Lease.
                                                  SEE ATTACHED RIDER FOR INSERTS

     SECTION 30.18 INTEREST. Any rent or sums payable by Tenant to Landlord under this Lease which is not paid when due, shall accrue interest from the date due until paid, at a monthly rate equal to one and one-half percent (1-1/2%) per month or the maximum lawful monthly contract rate permitted by usury laws, whichever is less. The payment of such interest shall not excuse or cure any default by Tenant under this Lease. In the event any charge imposed under this Lease is stated to be or construed as interest, then no such interest charge shall be calculated at a rate which is higher than the maximum rate which is allowed under applicable usury laws, which maximum rate shall be substituted for the rate in excess thereof, if any, computed under this Lease.

     SECTION 30.19. CONSUMER PRICE INDEX. The terms "Consumer Price Index", "CPI", and "Index", as used in this Least shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers (1982 - 1984 = 100), U.S. City
Average, All Items, as published by the United States Department of Labor, Bureau of Labor Statistics of the United States Department of Labor. In the event such Index is discontinued, comparable statistics on the purchasing power of the consumer dollar, as published at the time of said discontinuance by a responsible financial authority shall be selected at the reasonable discretion of Landlord and shall be used in lieu of such index.

     SECTION 30.20. SURVIVAL. The obligations of Tenant for payment of rent and charges under this Lease shall survive the expiration of the term or earlier termination of this Lease.

[END OF TEXT OF FORM LEASE, SIGNATURE AND ACKNOWLEDGMENT PAGES FOR LEASE FOLLOW IMMEDIATELY; THE ADDENDUM AND/OR THE RIDER, IF ANY, FOLLOW IMMEDIATELY AFTER THE EXHIBITS TO THE LEASE]

                            EXECUTION/ACKNOWLEDGMENT

     In confirmation of their agreement to enter into this Lease (including the preamble, Data Sheet, Addendum, Form Lease, all exhibits, and the rider (if any) attached hereto), and intending to be bound hereby, Landlord and Tenant have signed and sealed this Lease as of the day and year first above written on page 1 of this Lease.

WITNESS:                        LANDLORD:

                                Elizabeth  MetroMall  LLC,  a  Delaware  limited
                                      liability  company

                                BY: Glimcher New Jersey Metromall LLC, a Delaware limited liability company, Managing Member

                                By: Glimcher Properties Limited Partnership, a Delaware limited partnership, Managing Member
----------------------------
                                By:   Glimcher  Properties  Corporation,  a
                                      Delaware corporation,  General  Partner

                                      _________________________________________
----------------------------    By:   Michael  P.  Glimcher,
                                      Senior  Vice  President  of  Leasing



WITNESS/ATTEST:                    TENANT:

                                        Cinema  Ride  Times  Square  ,  Inc.


/s/  Teresa  C.  Hurd                    By:     /s/     Mitch  Francis
---------------------------------       ---------------------------------------

/s/  Teresa  C.  Hurd                    Its:          President
----------------------------------      ---------------------------------------


                           ACKNOWLEDGMENT OF LANDLORD


STATE  OF  OHIO         )
                        )ss.
COUNTY  OF  FRANKLIN    )

On this _____day of ____________,19___, before me personally appeared Michael P. Glimcher to me personally known, who being by me duly sworn, did for himself say that he is the Senior Vice President of Leasing of Glimcher Properties Corporation, the general partner of Glimcher Properties Limited Partnership, the managing member of Glimcher New Jersey Metromall LLC, the managing member of Elizabeth Metromall LLC, and that he executed the foregoing Lease for the purposes therein contained on behalf of such entity.


                                   --------------------------------------------
                                   Notary  Public,

                                   My  Commission  expires:

                            CORPORATE ACKNOWLEDGMENT



STATE  OF  California          )
                    )ss.
COUNTY  OF  Los  Angeles     )

On  this     day  of     19th  day  of  October  ,1999  ,  before  me personally
                         ----          -----------  --
appeared   Mitch  Francis,  to me personally known, who, being by me duly sworn,
          ----------------
did  each for  himself  say that they are respectively  the President of  Cinema
                                                            ---------     ------
Ride  Times Square, Inc., the corporation named in and which executed the within
      -----------------
instrument, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Mitch Francis
                                                                   -------------
acknowledged before me said instrument to be the free act and deed of said corporation.




     [NOTARY  SEAL]            /s/     Susan  Harrison
                              ----------------------------------
                              Notary  Public,  California
                              County,  Los  Angeles
                              My  commission  expires:  March  14,  2000

                                   EXHIBIT "A"

This Exhibit is not a representation as to the identity, size, location or opening date of any store tenant, space user, occupant, or facility or the occupancy of any premises, building, or future premises or building or future building within the regional development. Landlord reserves the right to not construct or to construct differently (in any manner, including, without limitation, location, size, shape, height and/or design) any item shown on this Exhibit as well as the right, after any buildings common areas or other improvements have been constructed, to change, after, modify, delete or add buildings, common areas or other improvements to and from the Shopping Center and/or the regional development (including, without limitation any future phases or additions - there being no representation that any future phase or addition will, in fact, be built). Landlord further reserves the right to change the access points to the regional development, the parking area, and/or the common areas and to otherwise modify any items or matters indicated on this Exhibit at any time and from time to time.

                   [DIAGRAM OF SHOPPING CENTER - "SITE PLAN"]


                                                        Exhibit "A", page 1 of 3

                                   EXHIBIT "A"


                             [DIAGRAM - LOWER LEVEL]

                             [DIAGRAM - UPPER LEVEL]

Jersey  Gardens
Elizabeth,  New  Jersey

                                                       Exhibit "A", page 2 of 3

                                 JERSEY GARDENS

                                   EXHIBIT "A"


                      [DIAGRAM - CINEMA RIDE (1111) RETAIL]


                          SPACE NUMBER 111, LOWER LEVEL


                                                        Exhibit "A", page 3 of 3

                                   EXHIBIT "B"

                                Legal Description

                       WRITTEN DESCRIPT ION OF PARCEL "F"
                               JERSEY GARDENS MALL
                   CITY OF ELIZABETH, UNION COUNTY, NEW JERSEY
                                     1345801

Commencing at the intersection of the southwesterly line of Central Railroad Company of New Jersey, the easterly line of Kapkowski Road (80 foot r.o.w.), said point being 1,455.00 feet from the intersection of the easterly r.o.w. of Kapkowski Road with the southerly r.o.w. of North Avenue East and running; thence along the following coarse to the Point of Beginning:

A. Traveling along a common boundary line with the properties owned by Central Railroad Company of New Jersey and Allied Signal Corporation, South 62*29'49" East a distance of 10.00 feet to said Point of Beginning, said
point  being  marked  by     concrete  monument,  thence;

1.     South  62*29'49"  East,  a  distance  of  2619.25  feet,  thence
2.     South  27  *  30'11  "  West,  a  distance  of  356.30  feet;  thence
3.     South  62*29'49"  East,  a  distance  of  165.00  feet;  thence
4.     South  27*30'11"  West,  a  distance  of  1056.00  feet;  thence
5.     North  62*29'49"  West,  a  distance  of  165.00  feet;  thence
6.     South  27  *  30'11"  West,  a  distance  of  200.00  feet;  thence
7.     North  61*23'38"  West,  a  distance  of  639.36  feet;  thence
8.     North  60*02'16"  West,  a  distance  of  1631.50  feet;  thence
9.     North  46*58'22"  West,  a  distance  of  373.63  feet;  thence
10.    North  45*23'39"  West,  a  distance  of  88.80  feet;  thence
11. North 44*36'21" West, a distance of 263.93 feet to the beginning of a curve tangent to said line; thence
12. Northeasterly a distance of 116.40 feet along the curve concave to the northwest, having a radius of 390.00 feet and a central angle of 17*06'10"; thence
13. North 27*30'11" East tangent to said curve, a distance of 1036.92 feet to the Point of Beginning.

Encompassing  an  area  of  98.41  Acres.
                                                         Exhibit "B" page 1 of 1

                                   EXHIBIT "C"


                           VANILLA BOX WITH STOREFRONT


Reference is made to that certain memorandum entitled "Tenant Handbook" ("Tenant Handbook"), and all addenda thereto issued by Landlord, a copy of which has been or will be furnished to Tenant and all of the terms and provisions of which are incorporated herein in full by this reference. Notice is given to Tenant that the terms and provisions of this Exhibit "C" are general and approximate due to the varying physical characteristics of the several premises comprising the Shopping Center. Tenant is advised to review the Tenant Handbook carefully in order to determine the particular construction details applicable to the leased premises. In view of the foregoing, it is understood and agreed that in the event of a conflict between the provisions of this Exhibit "C" and the Tenant Handbook, the provisions of the Tenant Handbook shall govern.
                                                              -------

                                                  SEE ATTACHED RIDER FOR INSERTS

I.     DESCRIPTION  OF  LANDLORD'S  WORK

The following work shall be (or has been) performed by the Landlord, at Landlord's expense, except as otherwise provided:

A.     Utilities

1. Plumbing. As required by code, Landlord shall install, for leased premises in excess of the minimum square footage, the necessary plumbing for a toilet room, inclusive of a toilet, sink, hot water system, and related fixtures. Work shall include all necessary waste piping, vent piping, water and waste connections to laterals and stubs at a location indicated on the Vanilla Box drawings to provide a complete handicapped accessible restroom.

2. Electrical. A 277/480 volt - three (3) phase, five (5) wire or as required by code, service panel shall be located in leased premises by Landlord.
            ----
Landlord  shall  provide  a  five  wire  service  meeting  code  requirements.
                                                  SEE ATTACHED RIDER FOR INSERTS

Landlord's  electrical  work  in  leased  premises  shall  be  limited  to:

a . Electrical panel with sufficient amperage to accommodate Landlord's standard "Vanilla Box" specifications, not to exceed fifteen (15) watts per square foot (inclusive of power, lighting and heating loads).

b. Landlord will install 24" x 48" 3 lamp lay-in florescent lighting fixtures with electronic ballast and parabolic tens (one [1] fixture for every 100 square feet of floor area). The aforesaid shall be Landlord's sole responsibility as to lighting fixtures and installation thereof except as set forth in item 2.c. below. All additional lighting will be by Tenant, at Tenant's expense, and subject to Landlord's approval.

C. Landlord shall provide track only for track lighting at storefront. Track fixtures shall be furnished and installed by Tenant, at Tenant's expense, per Landlord's specifications in the Tenant Handbook.

d. Wall receptacles to be provided on the basis of one (1) duplex outlet per every 20 lineal feet along the perimeter of the leased premises plus one (1) duplex receptacle adjacent to the electrical service panel and one (1) duplex receptacle adjacent to Tenant's storefront as required by code.

e.     Exit  sign(s)  per  code.

f.     One  (1)  electrical  feed  for Tenant's storefront sign, terminated in a
junction  box   located     adjacent  to  the  Tenant's  storefront.

g.     Electrical  work  related  to one (1) toilet room as a part of Item A. 1.
above.

h.     Electrical  hook-tip of fire alarm and smoke exhaust as required by code.

3. Telephone Service. A telephone terminal with cable capacity for the Tenant's use, will be (or has been) installed at a location determined by the Landlord, Tenant shall, at Tenant's expense, provide telephone wiring and connections from a common operation board to the leased premises. The Tenant shall pay the telephone company for any charges imposed by the telephone company for any work which affects the leased premises.







                                                         Exhibit "C" page 1 of 8

B.     Fire  Protection

1 . Sprinklers. An automatic fire sprinkler system shall be (or has been) installed throughout the leased premises to accommodate Landlord's described Vanilla Box in compliance with the Landlord's insurance underwriter and local and state governmental agencies. Said hydraulic system will be engineered and installed to accommodate Landlord's Work as described in this Exhibit "C".

Any modifications required to accommodate Tenant's requirements such as interior partitions, soffits, bulkheads or displays, shall be performed by Landlord's sprinkler contractor, at Tenant's expense of ($140.00), per head, if added prior
                                                                           -----
to Landlord's Vanilla Box construction; and at Tenant's expense of $185.00, per head, if added or relocated after system has been installed.
                                 -----

After the sprinkler system is activated, a shut down fee of $300.00 per shut down will be charged to Tenant, at Tenant's expense.

2. Fire Extinguishers. Tenant shall furnish and install fire extinguishers as required by applicable governmental authorities, including the local fire department and Landlord's insurance carriers and underwriters.

Any additional fire suppression systems, such as used in food preparation equipment, must be provided by Tenant, at Tenant's expense, and approved by Landlord.

C.     Heating,  Ventilating  and  Air  Conditioning

1. Landlord shall provide and install a complete heating, ventilating and air conditioning ("HVAC") system necessary to service the leased premises in accordance with the Tenant Handbook and applicable code requirements Landlord's system has been designed to utilize the area above Tenant's ceiling line as a return air plenum. The equipment to be installed by Landlord shall include air distribution equipment, VAV boxes, heating where applicable and cooling coils, diffusers, grills, fire dampers, duct work, duct installation, temperature controls, wiring, special exhaust equipment, final hook-up, smoke detectors, smoke evacuation system, and any other items required for a complete HVAC system.

2. HVAC equipment is permitted on the roof only in locations designated by the Landlord. Special exhaust equipment as required by applicable governmental authorities and by Landlord for special tenant needs such as, nail salons, hair salons, pet stores or other uses as determined by Landlord shall be installed by Tenant, at Tenant's expense, per Landlord's specifications. See also item C.3 below for roof walkway treads.

3. Roof walkway treads will be installed by Landlord's roofing contractor at Tenant's expense at all Tenant added roof mounted equipment, as described in C.2. above.

4. Landlord will furnish and install a smoke evacuation system as may be required by code.

D.     Floors

Landlord shall install (or has installed) structural floor slabs within the leased premises in accordance with standard project details and specifications. No cutting, boring or penetrations of structural slabs shall be permitted.

E.     Partitions

Landlord shall provide demising partitions complete with drywall to 12'-0" above finish floor and ready for Tenant's finish. Landlord's responsibility shall be limited to the demising partitions between lease spaces or exterior walls (if applicable) or lease line.

F.     Service  Door

Landlord will install service doors complete with hardware between the leased premises and the truck receiving facilities, project corridor or exterior, if indicated on Landlord's plans, and elsewhere when required by code. Landlord shall provide Tenant's identification signage on service door, at Tenant's expense.





                                                         Exhibit "C" page 2 of 8

G.     Storefront

1. Landlord will construct the Landlord approved storefront, including all required supports, storefront framing, track lighting fixtures, gates or grilles, glass, glazing and finishes.

2. The design of the storefront shall be determined by Landlord and as indicated in the standards of design and construction contained in the Tenant Handbook. In any event, the storefront shall be subject to the prior approval of the Landlord's Design Representative.

3.  All  rollup  gates,  grilles or doors shall be in accordance with the Tenant
Handbook,  and subject     to  Landlord's  approval.

4. Neutral Piers Between Tenant Stores. Where desirable in the Landlord's opinion, a vertical pier will be located at the storefront line between stores at Tenant's expense.

5.  Storefront  signage  is  by  Tenant  at  Tenant's  expense.

6. All storefront design and construction to be in accordance with the Tenant Handbook.

H.     Ceiling  Grid

1. Landlord shall install a 2' x 2' white commercial grade acoustic metal grid only at a height of 11'-6" above concrete floor. Said grid system shall be installed 45 degrees from Tenant's demising partitions. Any alteration to the grid or the addition of acoustic tile shall be by Tenant at Tenant's expense, and subject to Landlord's approval.

2. No combustible materials will be permitted above the ceiling. The Tenant shall not hang any materials or fixtures from the roof deck, floor deck, joist, truss bridging, or bottom chord of bar joints except at joist panel points. All hanging shall be done from the top chord of joists by means of trapeze-type hangers. Any such "hangers" shall be subject to the prior approval of the Landlord.

3. Tenant shall not hang anything from the ceiling grid system or the storefront system.

                                                  SEE ATTACHED RIDER FOR INSERTS

I.     Energy  Service  Charge

1. It is Landlord's intent to establish an Energy Service Charge which will cover Tenant's usage charges for receiving a group of utility services such as sanitary sewer, gas, domestic water, electrical service, heating, cooling and ventilation, at the leased premises, as Landlord shall determine, from time to time.

2. The Energy Service Charge established by Landlord shall be equal to, or less than, what those utility usage charges would be if Tenant was charged directly from the applicable utility provider(s).

3. Tenant shall complete and submit a certified Energy Consumption Report which report shall be verified by Landlord's representative. This report shall be the basis of calculating the Energy Service Charge. Tenant shall submit said report on an annual basis to Landlord.

11.     DESCRIPTION  OF  TENANT'S  WORK

A. All finish work in leased premises, in accordance with this Exhibit and the Tenant Handbook.

B.     Store  fixtures  inclusive  of  acquisition  and  placement.

C. All other construction work or costs not specifically set forth as Landlord's Work.

D. Tenant shall furnish or install all signs in accordance with the Lease Exhibit "D" and the Tenant

Handbook.

E. All of Tenant's work shall conform to and comply with, all applicable statutes, ordinances, regulations, codes and to the requirements of Landlord's insurance underwriters. The Landlord's approval of plans and specifications shall not constitute an acknowledgment that work done in accordance therewith will so conform, and the Tenant shall be solely responsible for corrections in the Tenant's work required by any governmental agency or insurance underwriters.

                                                         Exhibit "C" page 3 of 8

F. No approval by the Landlord shall be valid unless the same be in writing and signed on behalf of the Landlord.

G. All storefront signage and graphics in accordance with Exhibit D and the Tenant Handbook.

H.     PROCEDURES  AND  SCHEDULES  FOR  THE  COMPLETION  OF  PLANS  AND
SPECIFICATIONS

     Tenant's plans for design and completion of improvements to the leased premises shall be prepared by an architect or registered engineer licensed in the State of New Jersey, the City of Elizabeth or other applicable governmental authority. Within ten (10) days of execution of the Lease, Tenant shall notify Landlord of the name, address and contact person of its architect or registered engineer, and construction representative.

A.     Store  Preliminary,  Design  Drawings

     Following execution of the Lease by Landlord, Landlord shall furnish Tenant with one (1) set of prints of Space Layout Drawings (Shell Package), including one (1) copy of Landlord's Tenant Handbook, giving technical and design information relative to the leased premises.

B.     Store  Preliminary  Design  Drawings

1. Within fifteen (15) days of whichever of the following shall be the later to occur: (a) receipt of Space Layout Drawings from Landlord or (b) the execution of this Lease, Tenant shall submit to Landlord one (1) set of reproducible prints and three (3) sets of blueprints of Store Preliminary Design Drawings, showing the intended design, character, and finishes of the leased premises. The Store Preliminary Design Drawings shall comply with the design criteria of the project as set forth in the Tenant Handbook and shall set forth the requirements of Tenant within the leased premises. Said Drawings shall include, but not be limited to the following: architectural design of the premises, including signage, floor plans, elevations, sections, renderings and color boards, indicating material and color selections and finishes.

2. As soon as practicable after receipt of Store Preliminary Design Drawings, Landlord shall return to Tenant one (1) set of prints of Store Preliminary Design Drawings with its suggested modifications and/or approval. If, upon receipt of approved Store Preliminary Design Drawings bearing Landlord's comments, Tenant wishes to take exception thereto, Tenant may do so in writing, by certified or registered mail addressed to Landlord, within seven (7) days from date of receipt of Store Preliminary Design Drawings. Unless such action is taken, it will be deemed that all comments made by Landlord on the Store Preliminary Design Drawings are acceptable to and adopted by Tenant.

3.     If  Store  Preliminary  Design  Drawings  are  returned  to  Tenant  with
comments,   but  not bearing     approval   of    Landlord,   said   Preliminary
Design  Drawings   shall  immediately be  revised  by Tenant and resubmitted to
Landlord for approval within seven (7) days  of  their  receipt  by  Tenant.

4. Tenant's plans shall be submitted in accordance with the Tenant Handbook, space layout drawings and the executed Lease.

C.     Store  Working  Drawings  and  Specifications

1. Store Working Drawings and Specifications shall be prepared in strict compliance with the design criteria, as set forth in the Tenant Handbook and requirements as set forth and incorporated into this Exhibit and shall adhere to the Store Preliminary Design Drawings as approved by Landlord. Store Working Drawings shall be submitted to Landlord within twenty-one (21) days from receipt by Tenant of Landlord's written approval of Tenant's Store Preliminary Design Drawings.

2. All Store Working Drawings and Specifications prepared by Tenant's architect shall be submitted to Landlord for approval, in the form set forth in the Tenant Handbook.

3. Prior to the start of Tenant's construction or within ten (10) days of receipt of Landlord's invoice, whichever is earlier, Tenant shall pay Landlord a Plan Review Fee which shall reimburse Landlord for the review time, reproduction costs and postage or delivery cost:






                                                         Exhibit "C" page 4 of 8

Shell  spaces     $.50/SF,   but  not  less  than     $1,500.00
Food  Court       $.75  SF,  but  not  less  than     $1,800.00
Restaurants       $.50  SF,  but  not  less  than     $2,500.00
Vanilla  Box      $.25  SF,  but  not  less  than     $  750.00

4. Tenant shall submit sign drawings to Landlord for approval. Said approval shall be in accordance with Exhibit "D" and the Tenant Handbook. Tenant shall not install signs without Landlord's written approval.

5. As soon as practicable after Landlord's receipt of Store Working Drawings and Specifications, Landlord shall return to Tenant one (1) set of prints of Store Working Drawings and Specifications with its suggested modifications and/or approval. If, upon receipt of approved Store Working Drawings and Specifications bearing Landlord's comments, Tenant wishes to take exception thereto, Tenant may do so in writing, by certified or registered mail addressed to Landlord within seven (7) days from the date of receipt of Store Working Drawings and Specifications. Unless such action is taken, it will be deemed that all comments are acceptable to and adopted by Tenant.

6. If Store Working Drawings and Specifications are returned to Tenant with comments, but not bearing approval of Landlord, said Store Working Drawings and Specifications shall immediately be revised by Tenant and resubmitted to Landlord for approval within seven (7) days of their receipt by Tenant.

D.     Commencement  of  Construction

1.  Tenant  shall start construction of the leased premises not later than seven
(7) days from either of the following dates, whichever shall be the later to occur: (1) The date of receipt by Tenant of written notice from Landlord that Landlord has substantially completed Landlord's Work (other than such work which cannot be performed by Landlord until Tenant makes leased premises ready for the performance thereof) and that the leased premises are ready for Tenant's Work, in accordance with approved plans and specifications; or (2) the date on which Tenant receives Landlord's approval of drawings and specification for the leased premises. Tenant shall carry such construction to completion with all due diligence.

2. Prior to commencement of construction, Tenant or Tenant's contractor shall meet with Landlord's On-Site representative to assure Tenant's understanding and adherence to the requirements defined in the Tenant Handbook.

3. Prior to commencement of construction, Tenant shall submit to Landlord all required submittals as listed in the Tenant Handbook.

E.     General  Requirements

1. Tenant's plans must conform to the requirements of the State of New Jersey and all other applicable codes and governing agencies inclusive of the Americans With Disability Act (ADA) and the City of Elizabeth.

2. Tenant shall not commence Tenant's Work prior to receipt of Landlord's written approval of the working drawings and specifications. Tenant's Work shall be coordinated with the work being done by Landlord and/or other tenants' of Landlord in order that such work will not interfere with, damage or delay the completion of work by Landlord and/or other tenants' of Landlord. A copy of Tenant's approved working drawings bearing Landlord's stamp of approval shall be available at Tenant's location, during construction and after.

3. Tenant's Work shall be performed in a first-class, workmanlike manner and shall be in good and usable condition at the date of completion thereof.

4. Landlord shall have tile right (but shall not he obligated) to have performed by its own contractor or subcontractors, on behalf of and for tile account of
Tenant, any of Tenant's Work which Landlord determines, in the interest of the expediting the work of the project, should be so performed. Landlord contemplates that the work which Landlord shall in any event require to be done by Landlord's contractor or subcontractors will include, without limitation, work which affects any structural components of, or the general utility systems for, the building in which the leased premises are located. Landlord shall notify Tenant of work which will be required to be done by Landlord's contractor or subcontractor before Tenant commences performance of any substantial part of its work. Tenant shall promptly, on demand, reimburse Landlord for all costs of planning and performing such work when and as incurred by Landlord and for any cost incurred by Landlord in





                                                         Exhibit "C" page 5 of 8
obtaining all permits in connection therewith. Notwithstanding the aforementioned, it is the responsibility of Tenant to obtain all pen-nits and approvals.

5. No approval by Landlord shall be valid unless same be in writing and signed on behalf of Landlord.

6. Prior to commencement of Tenant's Work and until the last to occur of (a) the completion of Tenant's Work, or (b) the Commencement Date, Tenant shall maintain, or cause to be maintained, casualty insurance in builder's risk form, covering Landlord, Landlord's mortgagee, Landlord's agents and beneficiaries, Landlord's architect, Landlord's contractor or subcontractors, Tenant and its contractors as their interest may appear, against loss or damage by fire, vandalism and malicious mischief, and such other risks as are customarily covered by the so-called "extended coverage endorsement" upon all Tenant's Work in place, and all materials stored at the site of Tenant's Work and all materials, equipment, supplies and temporary structures of all kinds incidental to Tenant's Work and builder's machinery, tools and equipment, all while forming part of, or contained in, such improvements or temporary structures while on the leased premises or when adjacent thereto while on malls, drives, sidewalks, streets or alleys, all in the full insurable value thereof at all times. In addition, Tenant shall require all contractors and subcontractors engaged in the performance of Tenant's Work to effect, maintain and deliver to Tenant (with copies thereof to Landlord) certificates evidencing the existence of, prior to the commencement of Tenant's Work and continuing through completion thereof, the following insurance coverages:

a. Workers' Compensation Insurance in accordance with the laws of the-State of New Jersey, including Employer's Liability Insurance, with a limit of Two Million Dollars ($2,000,0000.00) per accident, or such higher limit as may be required by law.

b. Comprehensive General Liability Insurance against bodily injury, including death resulting therefrom, with limits of Two Million Dollars ($2,000,000.00) per occurrence and against property damage to the limit of Two Million Dollars ($2,000,000.00).

C. Automobile Insurance, including "non-owned" automobiles, against bodily injury, including death resulting therefrom, to the limits of Two Million Dollars ($2,000,000.00) per occurrence and against property damage to the limit of Two Million Dollars ($2,000,000.00).

7. In any contract or undertaking which Tenant may make with a contractor for work in the leased premises, provision shall be made for the dismissal from the job of a worker whose work is, in Landlord or Landlord's representative's reasonable judgment, unskilled or otherwise objectionable, and any such worker shall be discharged and Tenant shall exonerate, indemnify and hold Landlord, its agents and employees harmless from any loss, cost, damage or liability incurred by reason of compliance with any such demand. Tenant shall require its contractor or subcontractors to use every legal effort to prevent work stoppages on the leased premises, or elsewhere in the Project, to the extent attributable to work being performed on the leased premises, irrespective of the reason for any such stoppage, in recognition of the fact that it is of the utmost importance to Landlord and all those occupying or to occupy space in the Project that there be no interruption in the progress of the work and to that end, in the event that the conduct or presence of any employee(s) of Tenant or its contractor(s) or subcontractor(s) cause a labor -dispute or work stoppage, Tenant expressly agrees to have such employee(s) immediately removed from the Project upon Landlord's request, and Tenant's failure to do so shall constitute a default under the Lease. Tenant shall exonerate, indemnify and hold Landlord, its agents and employees harmless from any loss, cost, damage, or liability incurred by reason of compliance with any such demand.

Landlord's contractor has included in its contract with all subcontractors the following Harmony Clause. Tenant shall require this Clause to be included in all contracts with Tenant's general contractor, Tenant's subcontractor's as well as requiring Tenant's general contractor to include same in their contract with subcontractors so that there shall be no interruption in the process of work. Harmony Clause:

"It is understood that contracts will be awarded by the contractor and labor will be employed on the Project without discrimination as to whether employees, agents, suppliers and/or subcontractors of the contractor or any other subcontractor, including those that may be employed by the Owner of the Project, are members or non-members of any labor or collective bargaining organization, and the Subcontractor accepts this contract with this understanding.

There shall be no manifestations on the Project of any dispute between any labor organization and the subcontractors. The contractor and subcontractor agrees to employ men, agents, suppliers and subcontractors who will perform the work under his subcontract, whether or not other employees or





                                                         Exhibit "C" page 6 of 8
mechanics on the Project are members or non-members of any labor or collective bargaining organization.

The contractor and subcontractor agree not to participate in or permit any cessation of work which may occur as a result of any labor dispute. Should there be a work stoppage caused by a strike, picketing, boycott, or any cessation of work by employees of the subcontractor, his agents, suppliers and/or subcontractors, which in the sole judgment of the contractor will cause, or is likely to cause, unreasonable delay in the progress of construction, then upon forty-eight (48) hours of written notice, delivered either in hand, by telegram, or registered mail, the contractor shall have the right to declare the subcontractor in default of this subcontract, and upon such notice, the contractor shall have the right to take such steps as are necessary to finish the uncompleted portion of the work to be performed by the subcontractor. In such event, the contractor shall have the right to take possession of and use all of the subcontractor's materials (exclusive of tools), intended for the use on the subcontractor's remaining interest in the subcontracted price. If the cost of completion exceeds the subcontractor's remaining interest in the contract price, then the subcontractor agrees to pay the contractor such excess within thirty (30) days after presentation of documented written demand for such excess has been made upon him by the contractor. "

Notwithstanding the foregoing, Landlord has required its contractors and subcontractors to employ union labor at a rate of pay not less than prevailing wages as provided in statutes applicable to the City's public work statutes, including without limitation N.J.S.A34:11-56.25 et seq. and valid regulations thereunder to the extent legally required - and that each shall comply with the valid affirmative action obligations imposed by the City of Elizabeth, New Jersey.

8. Tenant's Work shall be subject to the inspection and approval of Landlord and Landlord's architect. Landlord shall have the right to stop Tenant's Work whenever necessary to obtain compliance with applicable building and safety codes or the approved Working Drawings and Specifications. Any of Tenant's Work which does not comply with Tenant's approved Store Working Drawings and Specifications shall be corrected within seven (7) days of notification to Tenant.

9.  Tenant  shall  apply  and  pay  for  all  required  gas  utility  meters.

10. Upon the completion of Tenant's Work, all facilities shall be in full use without defects.

11. Landlord shall have the right to order Tenant or Tenant's contractors who willfully violate any of the above requirements to cease work, and to remove their equipment and employees from the Project.

12. Tenants' contractors whose contract values are in excess of $50,000.00 shall furnish 100% Performance and Labor and Material Payment Bonds, naming both Tenant and Landlord.

13. When required, Tenant will provide temporary heat for the leased premises during construction. No "open burners" are permitted; the use of all temporary heating fuel must be approved by Landlord.

14. If required by law, Tenant shall cause Tenant's Contractor (Contractor) to obtain a Notice of Commencement form from Tenant and shall serve the Notice upon all subcontractors within ten (10) days of receipt. In addition, Tenant's Contractor shall post and maintain the Notice of Commencement posting at all times at the jobsite. Tenant shall cause Tenant's Contractor to obtain lien waivers from all subcontractors or suppliers who have a contract with Tenant's Contractor or provide services or supplies, or have provided Notices of Furnishing, and shall deliver such lien waivers and Tenant's Contractor's lien waivers to Tenant with each pay request.

15. Tenant shall submit to Landlord, at time of final submission of final working plans to Landlord for approval, an itemized statement of the estimated costs of construction and fixturing, including architectural and engineering costs and contracting fees. See paragraph III.F. below for furnishing evidence of subject expenditures to Landlord.

16. Tenant shall cause its contractor to provide a minimum one-year warranty, naming both Tenant and Landlord, against defects in workmanship, materials and equipment, inclusive of a five (5) year compressor warranty on heating/cooling equipment for mechanical equipment supplied by the Tenant, copies of which will be submitted to Landlord (if applicable).

17. Tenant and Tenant's Contractor will comply fully with P.L. 1975, C. 127 (N.J.A.C. 17:27).





                                                         Exhibit "C" page 7 of 8

F.     Close-Out  Requirements

Upon the completion of Tenant's construction and fixturing work within the leased premises, Tenant shall submit to Landlord, as provided in this Exhibit and the Tenant Handbook the following:

1. Evidence of the satisfactory completion by Tenant of the work to be performed by Tenant under this Exhibit, in accordance with good workmanship and the approved Working Drawings and Specifications therefor.

2. Waivers of lien and sworn statements in such form as may be required by Landlord, from all contractors, subcontractors and other persons performing labor and/or supplying materials in connection with such work showing that all of said persons have been compensated in full.

3. Detailed breakdown or Tenant's final and total improvement costs, together with receipted final invoices showing payment of such costs.

4. Submission by Tenant to Landlord of the warranties for the benefit of Landlord on the workmanship, materials and equipment incorporated into the leased premises as required by this exhibit.

5.  A  copy  of  the  certificate  of  occupancy  for  the  leased  premises.

6.  One  (1)  set  of  as-built  construction  drawings.

7.  Copy  of  required  service  contracts.

8. Tenant shall complete and submit a certified Energy Consumption Report which report shall be verified by Landlord's representative. This report shall be the basis of calculating the Energy Service Charge. Tenant shall submit said report on an annual basis to Landlord.






                                                         Exhibit "C" page 8 of 8

                                   EXHIBIT "D"

                                  SIGN CRITERIA

1.     SIGN  CRITERIA

     A. Tenant is required to establish its identity in the leased premises by a Primary Sign mounted in the designated area above the storefront entrance. The general criteria for the design of Tenant's signage ("signage criteria") is set forth below. More specific sign criteria for the project as a whole and certain tenants in certain designated locations such as in food courts and mall courts is set forth in the Tenant Handbook hereinafter referred to as *Tenant Handbook". Graphic design, materials, construction and installation of all signs must be reviewed and approved by the Landlord.

     B. Costs incurred in design, construction and installation as well as maintenance shall be the responsibility of Tenant. The Team must obtain permits to erect and connect the sign from local community officials before the sign is installed.

     C. It is intended that the signage be developed in an imaginative and varied manner as to create a lively atmosphere and to enhance the architectural treatment of the facade in general and be harmonious with the overall architecture and thematic consideration of the mall in particular. Although current signage practices of the Tenant shall be considered, they will not govern the signs to be installed.

     D. The Tenant's storefront sign shall occupy an area of the storefront facade designated in the Tenant Handbook and/or the Lease Outline Drawing, and/or by the Project Architect. The area shall total no more than eight (8) square feet for up to a thirty foot (30') storefront; twelve (12) square feet for up to a forty foot (40') storefront; sixteen (16) square feet for up to a fifty foot (50') storefront. The design of the storefront is to be considered by Tenant in the development of signage. In general, signs will be mounted on the signband above the door. Variation of this criteria shall be subject to Landlord's prior written approval, which shall be solely at the discretion of Landlord. No sign shall be installed closer than three feet (3'00) from the end of the storefront on both sides.

     E. Signage shall be limited to the trade name of the store. Additional elements will be considered as long as they enlarge, expand, or otherwise clarify the name of the store.

     F. Signs which are comprised of unaltered sans serif typefaces are, in general, unacceptable, as will be signs or type faces which am difficult to read.

     G. The use of corporate identifications or logos will be considered, but prior use or identification with the particular sign or logo will not govern Landlord's approval for Tenant use. Tenant agrees that Landlord's rejection of a particular logo or sign shall not constitute a violation of Lease by Landlord. In the case of conflict between the sign criteria and other provisions of the Lease, Tenant agrees that the sign criteria and Landlord's discretion shall prevail. Tenant shall not hold Landlord liable for damage or injury as a result of the sign criteria or the implementation of the sign criteria by agreement of both parties.

     H. A variety of fabrication materials shall be considered, however construction shall be guaranteed for a period of at least five (5) years against peeling, cracking, crazing, blistering, or any other degradation of surface or materials. Tenant shall obtain, from manufacturer of the sign, a Five year warranty covering the condition of finished surfaces, construction and operation of sign.

     I. All electrical signs shall carry approval of Underwriters Laboratories on all component parts and on the complete display. Maximum brightness of lit signs shall be fifty (50') Lambers measured one foot (l') from the source of light. No blinking, moving or flashing lights shall be allowed. Surface lighting may be reduced in order to accentuate lit signage. There will be no special advantage in terms of visibility of internally lit over externally lit signs.

J. No exposed raceways, ballast boxes or electrical transformers will be permitted except as required to be exposed by local building codes.

K. Landlord shall not be responsible for signs improperly installed or manufactured. and those signs not meeting code requirements shall, at Tenant's expense, be removed and built W Code specifications before reinstallation. Signs meeting landlord's sign criteria but not meeting local Code requirements shall be the responsibility of Tenant, and Tenant agrees not to hold Landlord liable for costs due to conflict between these sign criteria and Code, should such conflict exist under present Code or to future changes in Code.

                                                         Exhibit "D" page 1 of 2

     L. Notwithstanding anything herein contained to the contrary, Tenant shall have the right to replace any existing sign(s) of said Tenant as long as such replacement meets the sign criteria listed within this document, the Tenant Handbook, and is accompanied by Landlord's prior written approval prior to installation.

     M. No other signs of any type or purpose, permanent or temporary, shall be permitted to be displayed upon the facade, windows or within the dimensions prescribed in Section 8.2 of the Lease, behind an unobstructed window unless and until such sign has been submitted to Landlord and has received Landlord's prior written approval. Landlord shall be the sole judge of what constitutes an unobstructed window. Signage of any type installed without Landlord approval shall be removed before said sign shall be considered by Landlord for installation.

     N. Landlord shall not be required to approve signage for any reason other than conformance with sign criteria in this Exhibit D and the Tenant Handbook. Scheduled opening dates and other time constraints shall not be reason to approve signage which Landlord otherwise would consider unsuitable for manufacture or installation. Tenant agrees not to hold Landlord liable for any damage caused to Tenant due to signage or lack of signage as a result of Landlord's insistence upon conformance with the sign criteria or the Landlord's withholding of approval of submitted signage.

     0. In the event that Tenant is unable to supply satisfactory signage design by the fixturing period of Tenant's store, Landlord shall have the option of providing such design. In such a case, Tenant agrees to pay, prior to store opening, all expenses involved in the design, manufacture, and installation of said signage plus 15% cost of administration, and Tenant agrees to waive any right to reject said signage and agrees not to oppose installation of said signage.

     P. Signage indicated on drawings submitted for reasons other than signage evaluation (as described in Exhibit D and the Tenant Handbook) shall not constitute a signage submittal. No approval of such drawings and/or mechanicals shall constitute approval of signage.

     Q. Food court tenants shall be permitted to install one menu board within the leased premises, subject to Landlord's prior design review and written approval. Refer to the Tenant Handbook for type, size and location allowed.

     R.     Procedure  for  Submittal  and  Approval  of  Sip  Drawings:

     1  .     Approval  of  store  design  drawings  or  working  drawings  and specifications for Tenant's leased premises does not constitute approval of any sip work. Approval of signs shall be solely the right of Landlord, and Tenant must submit all candidates for signage to the Landlord for approval in the form of sign designer's working drawings and/or manufacturer's shop drawings before or assembly begins. Drawings by Tenant, its architect or anyone not qualified to produce signage drawings are not acceptable. At the same
time  as  Tenant's     initial  submission  of  store  working  drawings  and
specifications  to  the  Landlord,  Tenant  shall     submit  one  (1)  set  of
reproducible prints and specifications and three (3) sets of blue prints, along with samples of all material and colors, for all its proposed sip work. The drawings shall clearly show location of sip on storefront elevation drawing, size and stroke dimensions, graphics, color, construction, and attachment details. Full information regarding electrical load requirements and brightness in foot-candles shall also be included. Landlord reserves the right to reject signs not conforming to approved drawings regardless of stage of
completion     or  installation.

     2. As soon as practical after receipt of sign drawings, Landlord shall return to Tenant one (1) set of such sign drawings with the suggested
modifications  and/or  drawings  with  the     suggested  modifications  and/or
approval. If. upon receipt of approved sign drawings bearing Landlord's comments, Tenant wishes to take exception thereto, Tenant my do so in writing, by certified or registered mail addressed to Landlord within seven (7) days from the date of Tenant's receipt of such sign drawings. Unless such action is taken, it will be deemed that all comments made by Landlord on the sign drawings are acceptable to and approved by Tenant.

     3.  If  sign  drawings  and  specifications  are  returned  to  Tenant with
comments,  but  not     bearing  approval  of  Landlord,  said  drawings  and
specifications shall be revised immediately by Tenant and resubmitted to Landlord for approval within seven (7) days of their receipt by Tenant.
                                                         Exhibit "D" page 2 of 2

                                   EXHIBIT "E"


     The cost and expenses of every nature and kind as may be paid or incurred by Landlord as generally described in Section 8.02 of the Lease shall include, but not be limited to; the cost and expense of: water, gas, sewage, electricity, refuse disposal and other utilities, including without limitation all usage, service, hook-up, connection, availability and/or standby fees or charges pertaining to same, illumination and maintenance of regional development signs, whether located on or off the regional development site; salaries of all management personnel; maintenance, repair and replacement of directories; cleaning, lighting, snow removal, line painting and landscaping; the cost of obtaining and operating public transportation or shuttle bus systems; all security systems, devices, and personnel, which Landlord, in its sole discretion, elects to provide and then only for so long as Landlord continues to provide such security; uniforms for maintenance, administrative and security personnel for the regional development; die cost and expenses of maintaining and operating any off-site landscaping. berms, retention ponds, drainage areas, lighting, and/or private roads which serve the regional development (including any tax or assessment on such land and such improvements but only to the extent such are not reimbursed to Landlord under any other provision of this Lease). but in no event shall the same be included once such off-site am or facility is sold or leased by Landlord; premiums for insurance to the extent maintained by Landlord, for liability, casualty and property damage, including insurance against vandalism, plate glass breakage, fire and extended coverage insurance and such other coverage as determined by Landlord, and liability for defamation and claims of false arrest occurring in and about such areas (including payment of deductibles under applicable insurance policies); maintaining and replacing the equipment supplying music to the common areas; the reasonable depreciation of equipment used in the operation and maintenance of such areas; personal property taxes; all costs and expenses of enforcing the rules and regulations established by Landlord for the Shopping Center; operation, maintenance, repair and replacement of all or any pan of any parking structure located in or about such areas, total compensation and benefits (including premiums for workers' compensation and other insurance) paid to or on behalf of persons involved in the performance of the work specified in Section 8.02 and this Exhibit; accounting and legal fees in connection with the performance of the work and responsibilities described in Section 8.02 and this Exhibit; repair, maintenance and cleaning of such areas; operation, maintenance, repair and replacement of mechanical equipment, elevators, escalators, lighting Fixtures (including replacement of poles, tubes and bulbs), compliance with laws, codes, ordinances, rules and regulations of any governmental authority; the operation, maintenance and repair of any smoke evacuation system(s), energy management system, security alarm system, and all other items of equipment used in connection with such areas; supplies; restrooms, if any, located in or about such areas; cleaning, lighting, striping and landscaping, curbs, gutters, sidewalks, drainage and irrigation systems, conduits, pipes and canals serving the regional development.

                                    EXHIBIT F

                              RULES AND REGULATIONS

A.     The  following  rules  and  regulations  shall  apply to leased premises:

     1.     All  portions  of  the  leased  premises,  including  entrances  and
returns, doors,     loading and delivery areas. windows and plate glass shall be
maintained  in  a  safe,     neat  and  clean  condition.

     2.     Neither  sidewalks, nor pedestrian walkways shall be used to display
or  store     any  merchandise,  equipment  or  devices.

     3. All trash, refuse and waste materials shall be regularly removed from the leased premises and until such removal shall be stored (a) in adequate containers, which containers shall be located so as not to be visible to the general public, and (b) so as not to constitute any health or fire hazard or nuisance.

     4. No advertising medium shall be utilized within the leased premises which can be heard or experienced outside of the leased premises, including without limiting the generality of the foregoing, flashing lights, search lights, loudspeakers, audio and/or visual equipment, radios, television or remote control devices.

     5. No use shall be made of the leased premises, or any portion thereof, which would (a) violate any law, ordinance or regulation, (b) constitute a nuisance, (c) constitute an extra hazardous use or (d) violate, suspend or
void  any  policy  or  policies     of  insurance.

     6. Unless Tenant is specifically permitted by the Lease to operate a restaurant, no cooking shall be done or permitted by the Tenant in the leased premises without the prior written consent of the Landlord. Under no circumstances shall Tenant cause or permit any unusual or objectionable noise or odor to be produced upon or emitted from the leased premises.

     7. No flammable, combustible, highly toxic, corrosive or explosive fluid, chemical or substance to be used for resale purposes shall at any time be brought onto or kept upon or at the leased premises, nor shall any such material be brought upon or kept at the leased premises except to the extent expressly permitted by law and then only with the prior written consent of Landlord.

B. The following rules and regulations shall govern the use of roadways, walkways, common areas, parking areas and other facilities provided, from time to time, for the use of patrons and employees:

     1. No person shall use any roadway, walkway, common area or parking area except as a means of egress from or ingress to any store and the common area, or adjacent public streets. Such use shall be in an orderly manner, in accordance with the directional or other signs or guides. Roadways shall not be used at a speed in excess of the posted mile per hour limit and shall not be used for parking or stopping, except for the immediate loading or
unloading  of  passengers.  No  walk-way  shall be used for     other pedestrian
travel.

     2. No person shall use the puking areas except for the parking of motor vehicles and incidental pedestrian ingress and egress. All motor vehicles parked in the automobile parking areas shall be parked :n an orderly manner
within  the  painted     lines  defining  individual  parking  places.

     3.     No  person  shall  use  any  utility area, truck court or other area
reserved  for use     in connection conduct of business, except for the specific
purpose  for  which     permission  to  use  such  area  is  given.

     4. No employee of any occupant shall use the automobile parking areas for motor vehicle parking except in the area specifically designated for employee parking for the particular period of time such use s be made. No occupant shall designate any area for employee parking except such area or areas is designated in writing by Landlord. Landlord reserves the right to:
(a) tow the vehicle(s) of employee's working for merchants or occupants of the Shopping Center which vehicles are parked outside of the area(s)
designated  for  employee  parking;  and/or  (b)  to  impose  a  fine  upon  the merchant or other mall occupant and/or its employee, for each occasion upon which the employee of such merchant or occupant parks his/her vehicle
outside  of  the  area     designated  for  employee  parking.

     5. No person shall do any of the following within the common area without the prior written consent of Landlord:

          a.  vend,  peddle  or  solicit  orders for the sale or distribution of any  merchandise,  device.  service.  periodical,  book,  pamphlet
              or  other   matter  whatsoever;

                                                         Exhibit "F" page 1 of 2

          b. exhibit any sign, placard, banner, notice or other written material;

          c. distribute any circular, booklet, handbill, placard or other material;

          d. solicit membership in any organization, group or association or solicit contribution for any purpose;

          e. parade, rally, patrol, picket, demonstrate or engage in any conduct that may tend to interfere with or impede the use of any of the common area by any patron, create a disturbance, harass or annoy any other person or disparage or be detrimental to the interest of any occupant;

          f. use any common area for any purpose when no occupant within the Shopping Center is open for business or employment;

          g. throw, discard or deposit any paper, glass or extraneous matter of any kind, except in designated receptacles, or cream litter or hazards of any kind;

          h. use any sound making device of any kind or create or produce in any manner noise or sound that is annoying, unpleasant or distasteful;

          i.     operate  any  remote  control  devices;  or

          j.     deface, damage or demolish any sign, light standard or fixture,
                 landscaping   material   or   other   improvement  of  property
                 within  the  Shopping  Center.

     The foregoing listing of specified prohibited items is not intended to be exclusive, but to indicate in general the manner in which the right to use the common areas in the Shopping Center is limited and controlled by the Landlord.

C.     The  following  shall  govern all of the foregoing rules and regulations:

     1 . Landlord reserves the right to amend or rescind any of these rules or make, amend and rescind new rules to the extent Landlord, in its sole judgment, deems suitable for the safety, care, order and cleanliness of the Shopping Center, common areas and other facilities, and the conduct of high standards of merchandising and services therein. Tenant agrees to conform to such new or amended rules upon receiving written notice of the same.

     2. Landlord reserves the right to waive any rule in a particular instance or as to any particular person or occurrence, but no such waiver by Landlord will be construed as a waiver of such rules and regulations in favor of any other tenant or tenants, nor prevent Landlord from enforcing any such rules and regulations against any or all of the tenants of the Shopping Center after such waiver.

     3. Landlord reserves the right to impose reasonable fines upon Tenant for violations of the rules and regulations applicable to the Shopping Center.

     4. Whenever any notice, approval, consent, request or election is given or made pursuant to the rules and regulations it shall be in writing.

     5. As used in these rules and regulations, the term Tenant includes the employees, agents, invitees and licensees of Tenant and others permitted by Tenant to use or occupy the leased premises.

     6. These rules and regulations are in addition to the terms, covenants, agreements and conditions the Lease. and in the event of conflict, the terms of the Least shall govern.

                                                         Exhibit "F" page 2 of 2

                                   EXHIBIT "G"

         CERTIFICATION CONCERNING PRIOR CONDUCT AND COVENANT NOT TO SUE

     Cinema Ride Times Square, Inc. makes this Certification with respect to the site described in the Consent Decree entered by the United States District Court for the District of New Jersey on October 29, 1996 in the matter of the New Jersey Department of Environmental Protection v. OENJ Corporation Inc. and N.J. Metromall, LLC (the "Consent Decree").

     1 . The undersigned certifies that, prior to the date of this Certification, the undersigned did not: (1) dispose of any contaminants, including hazardous substances at the site; (2) arrange (by contract, agreement or otherwise) for the disposal of any hazardous substances at the site; (3) transport any hazardous substances to the site; or (4) own or operate the site.

     2. The undersigned promises that it will not sue or assert any claims or causes of action against the New Jersey Department of Environmental Protection ("NJDEP"), its Funds, employees or successors, with regard to the matters set forth in the Consent Decree. 'However, this promise does not apply to counterclaims by the certifying entity for breach of covenant in the event NJDEP breaches its covenants under Section XVI of the Consent Decree in the matter of New Jersey Department of Environmental Protection vs. OENJ Corporation and N. J. Metromall, LLC and institutes suit against this certifying entity in violation of that Consent Decree.

     The undersigned is the duly authorized representative of the undersigned and has full authority to make this Certification on behalf of the undersigned.

     The undersigned has conducted a full, complete and diligent investigation of the matters addressed in this Certification and the Certification made herein is based on this investigation. If in the future, the certifying entity becomes aware of information which would render this Certification inaccurate, such entity will promptly notify the New Jersey Department of Environmental Protection, or its successor, of such newly discovered information.

     The undersigned declares under penalty of perjury, under the laws of the State of New Jersey and any State under which the certifying entity is incorporated, that the foregoing statements are true and correct.

Dated:  ________________

                         Cinema  Ride  Times  Square,  Inc.,
                         A  New  York     corporation
                            ---------

                         By:   /s/  Mitch  Francis

                         ------------------------------------------

                         Title:      President
                         ------------------------------------------


State  of  Incorporation  (if  applicable):
                                                         Exhibit "G" page 1 of 1

RIDER ATTACHED TO AND MADE A PART OF LEASE DATED _____________19___,     ENTERED
INTO  BY  AND  BETWEEN  ELIZABETH  METROMALL  LLC,  A DELAWARE LIMITED LIABILITY
COMPANY,  AS  LANDLORD,  CINEMA  RIDE  TIMES  SQUARE,  INC.  AS  TENANT.
----------------------------------------------------------------------

Section  1.01(c):   On  page 3, line  34, in place of the deletion insert "five"
(5)"

     On page 3, line 36, after the word "premises.", insert "If Tenant has already prepared its Store Working Drawings and Specifications for the leased premises at the time Landlord elects to relocate the leased premises, and if said relocation requires Tenant to revise its Store Working Drawings and Specifications, then Landlord shall pay to Tenant the actual costs incurred to revise its Store Working Drawings and Specifications. "

     On page 3, line 37, after the word "hereof", insert "after the end of the second (2nd). lease year (and only on one occasion during the entire term)"

     On page 3, line 38, after the word "Tenant.", delete the period and insert "if, and only if, the leased premises is directly affected by Landlord (i) expanding or contracting the Shopping Center or the regional retail development, or (ii) creating a Major Tenant or enlarging an existing Major Tenant."

     On page 3, line 45, after the word "premises.", insert "In addition, Landlord shall pay the actual costs of moving Tenant within the Shopping Center. Tenant shall supply Landlord with reasonable supporting documentation to demonstrate the amount of the actual moving costs.

     At the end of the Subsection, insert "Tenant shall not be required to relocate or terminate under this Subsection 1. 0 1 (c) between October I and December 31 of any calendar year."

Section 1.01(d): On page 3, line 61, after the word "Lease.", delete the period and insert ", provided that the Landlord under the Master Lease hereby agrees not to disturb the possession of Tenant, or name Tenant a party in any action against the Tenant under the Master Lease, provided Tenant is not in default beyond the expiration of any applicable notice and cure period."

Section 1.02: At the end of the Section, insert "Provided that Tenant is not in default hereunder on the date upon which notice is given or at any time thereafter through and including the commencement of the option, if any, Tenant shall have the option to extend the term of this Lease for an additional period of five (5) lease years. All of the covenants, agreements, terms and conditions of this Lease shall apply during such extended term for which the option is exercised by Tenant, except the Minimum Rent and Minimum Gross Sales shall be as provided for in Sections 2.01 and 2.02. To exercise the option, if at all, written notice to renew this Lease must be delivered by Tenant to Landlord at least one hundred eighty (180) days prior to the Expiration Date hereof. Such notice must be delivered to Landlord by certified mail, return receipt requested. In the event Tenant does not exercise the option to renew within the required time period, and after ten (10) days written notice of the failure to do so, then the option shall be null and void and of no further force or effect.

     Further, in the event that a movie theater has not opened at the regional development within eighteen (18) months of the Commencement Date, Tenant shall have the right, within sixty (60) days of the end of the aforementioned eighteen
(18) month period, to terminate this Lease by written notice to Landlord. In the event the movie theater opens during the aforementioned sixty (60) day period, and before Tenant has given Landlord written notice that it is terminating the Lease, such right to terminate shall be void and of no further force and effect as of the date the movie theater opens. "

Section 2.02(b):     On page 5, line 18, in place of the deletion insert "thirty
                     (30)"

               On page 5, line 19, in place of the deletion insert "thirty (30)"

               On page 5, line 21, in place of the deletion insert "seventy-five
               (75)"

               On page 5, line 24, in place of the deletion insert "seventy-five
               (75)"

Section 2.04: On page 5, line 69, after the word "right", insert "(provided Tenant has paid Percentage Rent to Landlord in the lease year preceding the violation of this Section 2.04)"

     On page 6, line 6, after the word "hereof.", delete the period and insert "provided Landlord shall not have such remedies on the first three (3) occasions during a twelve (12) month period that Tenant ceases operating Tenant's business (not to exceed twenty-four (24) hours) or fails to maintain business hours and days or any part thereof because the leased premises are left unattended due to emergency events beyond Tenant's anticipation and control."

At the end of the Section, insert "This Section shall not apply to times when Tenant is permitted to not operate as expressly provided elsewhere in this Lease."

Section 2.05(b): At the end of the Subsection, insert "Notwithstanding the foregoing, the denominator in such proportionate share fraction shall not be deemed to be less than seventy-five percent (75 %) of the gross leasable floor area of all buildings in the Shopping Center."

Section 3.01: On page 7, line 43, after the word "Landlord," insert "at the principal offices of Tenant"

Section 4.01: On page 7, line 61, in place of the second deletion insert "principal offices of Tenant"

Section 4.02: On page 7, line 64, after the word "time," insert "at the principal offices of Tenant"

Section 6.01: On page 9, line 24, after the word "premises.", delete the period and insert "except for defects in Landlord's Work of which Tenant notifies Landlord in writing within thirty (30) days from date of possession and (if the leased premises have not previously been occupied) latent defects in Landlord's Work of which Tenant notifies Landlord in writing within one (1) year from the date of taking possession."

     At the end of the Section, insert "if Landlord shall fail to respond to Tenant's submissions of plans and specifications within twenty (20) days following receipt, then the commencement date set forth in the Data Sheet (or the required remodel completion date, if Tenant currently occupies the leased premises) shall be extended one (1) day for each day beyond such twenty (20) day period that Landlord fails to respond (unless Tenant opens earlier in which event the commencement date shall coincide with Tenant's opening)."

Section 7.02(a): On page 9, line 64, after the word "Landlord. ", insert "Tenant shall be obligated to operate only during the days and hours which at least eighty percent (80%) of the other Shopping Center tenants are similarly obligated to operate (excluding any food tenants). Notwithstanding the
foregoing,     Tenant   may   close     its   store   on    Thanksgiving    Day,
Easter and Christmas Day. Further, it shall not be a violation of the obligations under this Section 7.02(a) nor shall Landlord have its default remedies (i) on the first three (3) occasions during a twelve (12) month period that Tenant ceases operating Tenant's business (not to exceed twenty-four (24) hours) or fails to maintain business hours and days or any part thereof because the leased premises are left unattended due to emergency events beyond Tenant's anticipation and control, or (ii) on three (3) days per year when Tenant shall be permitted to close for inventory provided said inventory days do not occur in November, in December, national holidays, and/or weekends."

     On page 10, line 14, after the word "Lease.", insert "Notwithstanding the foregoing, Landlord acknowledges that Tenant's business does generate some noise; therefore, the reasonably necessary noise associated with Tenant operating its permitted use of the leased premises shall not constitute a violation of this Subsection."

     At the end of the Subsection, insert "Notwithstanding anything contained in this Lease to the contrary, Tenant shall be permitted to have costumed or uniformed employees in the area directly in front of the leased premises (who shall not interfere with the operation of any other tenant in the regional development) to interact with customers and potential customers by providing them with information about Cinema Ride. Further, Landlord acknowledges that lines for ticket sales for the motion simulator may lengthen into the common areas, and Landlord shall not deem the formation or maintenance of this line for ticket buyers in the common areas as a violation of this Lease, provided Tenant shall work with Landlord to make sure that any ticket line or other reasonably necessary use of the common areas directly in front of the leased premises shall be reasonable and done in a manner that would least interfere with or distract from the operations of other tenant or interfere with or distract from the operation of the common areas. In no event, shall Tenant's permitted use of the common areas directly in front of the leased premises give Tenant exclusive rights to those areas or make them a part of the leased premises."

Section 7.03(a): On page 10, line 54, after the word "require.", insert "The rates charged by such contractors shall be competitive with those charged by other trash removal contractors doing business in the vicinity of the Shopping Center."

At the end of the Subsection, insert "Notwithstanding the foregoing, the denominator in such proportionate share fraction shall not be deemed to be less than seventy-five percent (75%) of the gross leasable floor area of all buildings in the Shopping Center."

Section  7.04:     On page 11, line 24, in place of the deletion insert "fifteen
(15)"

On  page  11,  line  25,  after  the  word  "Center"  insert  "except Manhattan"

Section 7.06: Exclusive Use: Provided Tenant is not in default of this Lease beyond any applicable and notice and cure period, Landlord agrees, during the term (including any extension/option validly exercised by Tenant) of this Lease (excluding the last one hundred eighty [1801 days of the term hereof), that Landlord has not leased and will not lease space in the Shopping Center to a tenant whose permitted use shall be for the operation of a motion simulator ride and who shall operate for such purpose at any time when Tenant is already operating in the Shopping Center. Any such use is hereinafter referred to as a "Competing Tenant". In the event Landlord shall lease space to a Competing Tenant in violation of this provision, Tenant's sole and exclusive remedy shall be to elect to pay "Interim Rent" as hereafter defined in lieu of Minimum Rent and additional rent for twelve (12) months beginning the date the Competing Tenant opens for business, and, at the end of the twelve (12) month period return to paying Minimum Rent and additional rent as provided for in this Lease or terminate this Lease upon ninety (90) days notice to Landlord, which remedy shall be exercised by Tenant, if at all, within ninety (90) days of the last day of the twelfth (12th) month after the opening of such Competing Tenant. In the event Tenant elects to terminate, this Lease shall terminate and be of no further force or effect upon the expiration of the ninety (90) day notice period, subject to the payment of Tenant to Landlord of all sums then due and owing or having accrued to Landlord. In the event of such termination, within thirty (30) days following the date that Tenant shall have vacated the premises, Landlord shall pay to the Tenant a sum equal to the then unamortized cost paid by Tenant in constructing Tenant's initial leasehold improvements as required by Section 5.01(b) of this Lease, such amortization to be on the straight line basis over the full stated term of the Lease. Tenant shall furnish to Landlord such backup information as Landlord may reasonably require. Tenant agrees to indemnify Landlord, its officers, directors, partners, employees and agents, from and against any and all third party claims, actions, suits, losses, damages, liabilities, costs and expenses including, without limitation, reasonable attorney's fees, court costs and disbursements, that arise from or out of the foregoing covenant not to lease space to a Competing Tenant under the circumstances described hereinabove. For purposes of this Section, Interim Rent shall be equal to ten percent (10%) of Gross Sales. Interim rent shall be payable monthly within thirty (30) days after expiration of each month in question.

Section 8.02(a): At the end of the Subsection, insert "Notwithstanding the foregoing, the denominator in such proportionate share fraction shall not be deemed to be less than seventy-five percent (75%) of the gross leasable floor area of all buildings in the Shopping Center."

Section 9.02: On page 12, line 59, after the word "fixtures" insert "(including equipment, signs, video displays, and wall decorations/panels)

Section  9.04:     At  the end of the Section, insert "Nothing contained in this
Section 9.04 shall prevent Tenant from employing its standard professionally prepared or electronically generated interior signage within the leased premises in areas visible from the enclosed mall to the extent such signage is consistent with that presently (i.e. on the date of this Lease) used at Tenant's other stores located in first class regional enclosed value or discount shopping centers."

Section 10.02(a): On page 13, line 46, after the word "premises" insert "within the Lease premises"

Section  10.02(c):     On page 14, line 11, in place of the deletion insert "ten
(10)"

Section 11.03(a): At the end of the Subsection, insert "Landlord covenants to indemnify Tenant, and save it harmless (except for loss or damage resulting from the negligence of Tenant, its agents or employees) from and against any and all claims, actions, damages, liability and expense, including attorneys' fees, in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence (excluding an Occurrence as defined in Section 27.05 and other than any occurrence caused by Tenant, its agents or employees or arising in connection with Tenant's business operations) in the common areas of the Shopping Center. Notwithstanding anything in this Lease to the contrary, in no event shall Landlord be liable for indirect or consequential damages including, without limitation, lost profits, and in no event shall Landlord be liable to the extent the damage is covered by Tenant's insurance or is required to be covered by the insurance which Tenant is obligated to maintain hereunder (inclusive of self-insurance and deductibles which are Tenant's risk). The indemnity provisions of this Article shall survive the expiration or earlier termination of the term of this Lease."

Section 12.02: At the end of the Section, insert "Notwithstanding the foregoing, if Tenant is required to curtail its operations or close as the result of an energy shortage or as the result of rule and regulations enacted in connection with an energy shortage, Tenant shall be entitled to an abatement of Minimum Rent and additional rent proportionate to the level of curtailment required until full operations are again permitted."

Section 12.04: At the end of the Section, insert "Notwithstanding the foregoing, if utility service to the leased premises is interrupted due solely to the negligence of Landlord, its agents or employees (as determined by a court of competent jurisdiction or by agreement between the parties) and such interruption in service prevents Tenant from operating its business and Tenant closes its business for more than two (2) consecutive business days, then commencing retroactively with the start of such two (2) business day period and continuing until utility service is restored to the point where Tenant can reopen, Minimum Rent and all charges shall be abated as Tenant's sole remedy."

Section 14.01 (a): At the end of the Subsection, insert "Notwithstanding the foregoing, the issuance or trading of stock on a U.S. Government regulated and recognized exchange or on the NASDAQ over the counter market shall not be deemed to result in a prohibited assignment hereunder.

     Notwithstanding the provisions of this Section 14.01 to the contrary, Landlord shall not withhold its consent to an assignment of this Lease by Tenant (by merger, consolidation or otherwise) to another entity to which Tenant (and Tenant's Guarantor [if any]) shall simultaneously be transferring a controlling interest in its (their) stock or all of its (their) assets, including, without limitation, the entire chain of stores conducted under the trade name herein set forth, provided that: (1) the assignee shall simultaneously be acquiring control of the entire chain of stores conducted
                                        3
under the trade name herein set forth and such chain must consist of at least as many stores on the date of and prior to the effective date of the assignment as such chain presently consists of an din no event shall such chain consist of less than three stores, (2) Tenant shall not at the time of such assignment be in default under any of the terms, covenants and conditions of this Lease, (3) such assignee shall, as of the date immediately prior to the effective date of the assignment, have a net worth (based on assts contained within the United States) equal to or greater than the combined net worth of the Tenant and Tenant's Guarantor (if any) as of the date of Tenant's execution of this Lease or as of the date immediately preceding the effective date of such transfer, whichever of such net worth amounts shall be the greater, (4) such assignee (and any person or entity acquiring a controlling interest in Tenant's stock) shall agree in writing to assume and perform all of the terms, covenants and conditions of this Lease (whether accruing prior to, on, or after the effective date of the assignment), (5) Tenant and Tenant's Guarantor (if any) shall agree in writing to at all times remain primarily obligated for the performance of the terms, covenants and conditions of this Lease.

     Notwithstanding the foregoing, an assignment of this Lease to a parent corporation of Tenant, to a wholly owned subsidiary of Tenant or to an entity which is under common ownership and control with Tenant, shall be permitted provided (1) Tenant shall not at the time of such assignment be in default under any of the terms, covenants and conditions of this Lease, (2) such assignee shall agree in writing to perform all of the unperformed terms, covenants and conditions of this Lease (whether accruing prior to, on, or after the effective date of the assignment), and (3) Tenant and Tenant's Guarantor (if any) shall agree in writing to at all times remain primarily obligated for the performance of the terms, covenants and conditions of this Lease. As used in this paragraph, the term 'control' shall mean the ownership of and the power to vote more than fifty percent (50%) of the voting stock of a corporation or more than fifty percent (50%) of the ownership interests in any partnership or other business entity.

Section 18.04: At the end of the Section, insert "If so much of the parking facilities shall be taken that a reasonable number of parking spaces necessary, in Landlord's sole (but reasonable) judgment, for the continued operation of the building in which the leased premises are located shall not be available for use by patrons of the building, then and in any such event Landlord may terminate this Lease upon thirty (30) days written notice to Tenant and all rent shall be paid up to the day possession is taken."

Section 19.01(b): On page 20, line 69, after the word "premises," insert "unless otherwise stayed by an order from a court of competent Jurisdiction"

Section 30.17: On page 28, line 38, after the word "Tenant.", delete the period and insert ", delete the period and insert "provided Tenant may disclose the contents of this Lease (i) to comply with any governmental orders, laws, rules or regulations applicable to it or its principals, (ii) to professionals assisting Tenant to so comply and (iii) to any potential investors in, lenders to or purchasers of Tenant's business, and to (iv) Tenant's consultants and brokers; provided however Tenant shall advise all of the individuals who, and entities which, are recipients of such information of the confidentiality provisions of this Section."

Exhibit  "C"

     On page 1 of 8, line 13, after the word "govern.", insert "In the event of conflict between the express terms of Tenant's Landlord-approved plans and specifications and the terms of this Exhibit 'C' and the Tenant Handbook, then Tenant's Landlord-approved plans and specifications shall govern. "

     On page I of 8, line 29, after the word "code," insert "or Tenant's approved plans"

     On page 3 of 8, line 33, insert "4. Landlord shall work with Tenant to relocate ceiling lines and systems as necessary to accommodate Tenant's permitted use."

WITNESS:                    LANDLORD:

                            Elizabeth MetroMall LLC, a Delaware limited Liability company

                            BY:     Glimcher  New  Jersey Metromall LLC, a
                            Delaware limited  liability  company,  Managing
                            Member

                            By: Glimcher Properties Limited Partnership, a Delaware limited partnership, Managing Member

---------------------------
                            By: Glimcher Properties Corporation, a Delaware corporation, General Partner

                                   ____________________________________________
--------------------------- By:    Michael  P.  Glimcher,  Senior
                                   Vice  President  of  Leasing

WITNESS/ATTEST:              TENANT:

                             Cinema  Ride  Times  Square  ,  Inc.

/s/  Teresa  C.  Hurd        By:     /s/  Mitch  Francis
-------------------------    ---------------------------------------------------

/s/  Teresa  C.  Hurd        Its:     President
-------------------------    ---------------------------------------------------

                                    GUARANTY

Annexed to and forming a part of Lease dated __________, by and between Elizabeth Metromall LLC, a Delaware limited liability company, as Landlord, and Cinema Ride Times Square, Inc., as Tenant.

     The undersigned, Cinema Ride, Inc. (hereinafter sometimes referred to as the "Guarantor" or "Guarantor(s)"), whose address is 12001 Ventura Place, Suite 340, Studio City, CA 91604, in consideration of the leasing of the leased premises described in the annexed Lease ("Lease") to the above named Tenant ("Tenant"), does hereby covenant and agree as follows:

A. The undersigned does hereby absolutely, unconditionally and irrevocably guarantee the full, faithful and timely payment and performance by Tenant of all of the payments, covenants and other obligations of Tenant under or pursuant to the Lease. If Tenant shall default at any time in the payment of any rent or any other sums, costs or charges whatsoever, or in the performance of any of the other covenants and obligations of Tenant, under or pursuant to the Lease, then the undersigned, at its expense, shall on demand of said Landlord ("Landlord") fully and promptly, and well and truly, pay all rent, sums, costs and charges to be paid by Tenant, and perform all the other covenants and obligations to be performed by Tenant, under or pursuant to the Lease, and in addition shall on Landlord's demand pay to Landlord any and all sums due to Landlord, including (without limitation) all interest on past due obligations of Tenant, costs advanced by Landlord, and damages and all expenses (including attorneys' fees and litigation costs), that may arise in consequence of Tenant's default. The undersigned hereby waives all requirements of notice of the acceptance of this Guaranty and all requirements of notice of breach or non-performance by Tenant.

B. The obligations of the undersigned hereunder are independent of, and may exceed, the obligations of Tenant. A separate action or actions may, at Landlord's option, be brought and prosecuted against the undersigned, whether or not any action is first or subsequently brought against Tenant, or whether or not Tenant is joined in any such action, and the undersigned may be joined in any action or proceeding commenced by Landlord against Tenant arising out of, in connection with or based upon the Lease. The undersigned waives any right to require Landlord to proceed against Tenant or pursue any other remedy in Landlord's power whatsoever, any right to complain of delay in the enforcement of Landlord's rights under the Lease, and any demand by Landlord and/or prior action by Landlord of any nature whatsoever against Tenant, or otherwise.

C. This Guaranty shall remain and continue in full force and effect and shall not be discharged in whole or in part notwithstanding (whether prior or subsequent to the execution hereof) any alteration, renewal, extension, modification, amendment or assignment of, or subletting, concession, franchising, licensing or permitting under, the Lease. Without limiting the foregoing, this Guaranty shall be applicable to any obligations of Tenant arising in connection with a termination of the Lease, whether voluntary or otherwise. The undersigned hereby waives notices of any of the foregoing, and agrees that the liability of the undersigned hereunder shall be based upon the obligations of Tenant set forth in the Lease as the same may be altered, renewed, extended, modified, amended or assigned. For the purpose of this Guaranty and the obligations and liabilities of the undersigned hereunder, "Tenant" shall be deemed to include any and all concessionaires, licensees, franchisees, department operators, assignees, subtenants, permittees or others directly or indirectly operating or conducting a business in or from the leased premises, as fully as if any of the same were the named Tenant under the Lease.

D. The undersigned's obligations hereunder shall remain fully binding although Landlord may have waived one or more defaults by Tenant, extended the time of performance by Tenant, released, returned or misapplied other collateral at any time given as security for Tenant's obligations (including other guaranties) and/or released Tenant from the performance of its obligations under the Lease or terminated the Lease.

E. This Guaranty shall remain in full force and effect notwithstanding the institution by or against Tenant, of bankruptcy, reorganization, readjustment, receivership or insolvency proceedings of any nature, or the disaffirmance of the Lease in any Such proceedings or otherwise.

F. If this Guaranty is signed by more than one party, or if more than one Guaranty shall be given as security for the performance of Tenant's obligations under the Lease, then the obligations of such parties and any other guarantors shall be joint and several, and the release of one of such guarantors shall not release any other of such guarantors.

G. This Guaranty shall be applicable to and binding upon the heirs, executors, administrators, representatives, successors and assigns of Landlord, Tenant and the undersigned. Landlord may, without notice, assign this Guaranty in whole or in part.

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




H. In the event that Landlord should institute any suit against the undersigned for violation of or to enforce any of the covenants or conditions of this Guaranty or to enforce any right of Landlord hereunder, or should the undersigned institute any suit against Landlord arising out of or in connection with this Guaranty, or should either party institute a suit against the other for a declaration of rights hereunder, or should either party intervene in any suit in which the other is a party to enforce or protect the intervening party's interest or rights hereunder, Landlord shall receive from the undersigned all costs and expenses paid or incurred by Landlord in connection therewith, including, without limitation, the fees of its attorney(s), to be determined by the court and taxed as a part of the costs therein.

I. The undersigned hereby waives trial by jury in any action, proceeding or counterclaim brought by any person or entity with respect to any matter whatsoever arising out of or in any way connected with: this Guaranty; the Lease; any liability or obligation of Tenant in any manner related to the leased premises; any claim of injury or damage in any way related to the Lease or the leased premises; any act or omission of Tenant, its agents, employees, contractors, suppliers, servants, customers or licensees; or any aspect of the use or occupancy of, or the conduct of business in, on or from the leased premises. The undersigned shall not impose any counterclaim or counterclaims or claims for set-off, recoupment or deduction of rent in any action brought by Landlord against the undersigned under this Guaranty. The undersigned shall not be entitled to make, and hereby waives, any and all defenses against any claim asserted by Landlord or in any suit or action instituted by Landlord to enforce this Guaranty or the Lease. In addition, the undersigned hereby waives, both with respect to the Lease and with respect to this Guaranty, any and all rights which are waived by Tenant under the Lease, in the same manner as if all such waivers were fully restated herein. The liability of the undersigned under this Guaranty is primary and unconditional.

J. The undersigned shall not be subrogated, and hereby waives any and all rights of subrogation (if any), to any of the rights of Landlord under the Lease or otherwise, or to or in the leased premises thereunder, which may arise by reason of any of the provisions of this Guaranty or by reason of the performance by the undersigned of any of its obligations hereunder. The undersigned shall look solely to Tenant for any recoupment of any payments made or costs or expenses incurred by the undersigned pursuant to this Guaranty.

K. Any default or failure by the undersigned to perform any of its obligations under this Guaranty shall be deemed to be an immediate default by Tenant under the Lease.

L. The execution of this Guaranty prior to execution of the Lease shall not invalidate this Guaranty or lessen the obligations of Guarantor(s) hereunder.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty this ___ day of ____________________, 19______



WITNESSES:                              Cinema  Ride,  Inc.


/s/  Teresa  C.  Hurd                    /s/  Mitch  Francis
-------------------------               ---------------------------------


/s/  Teresa  C.  Hurd
-------------------------               ---------------------------------




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



                            CORPORATE ACKNOWLEDGMENT

STATE  OF  California           )
                                )ss.
COUNTY  OF     Los  Angeles     )



On  this     19th  day  of    October   ,  1999  before  me  personally appeared
         --------           -------------    --
Mitch  Francis_,  to  me personally known, who, being by me duly sworn, did each
   -----------
for  himself  say that they are respectively the   President  of    Cinema Ride,
                                                 -----------      --------------
Inc., corporation named in and which executed the within  instrument,  and  that
 ---
the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Mitch Francis acknowledged
                                                  ----------------
before  me  said  instrument  to  be  the free act and deed of said corporation.





[NOTARY  SEAL]               /s/     Susan  Harrison
                              ----------------------------------
                              Notary  Public,  California
                              County,  Los  Angeles
                              My  commission  expires:  March  14,  2000



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